As filed with the Securities and Exchange Commission on August 27, 2019

Securities Act File No. 333-232727

Investment Company Act File No. 811-1731

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 21	☒

SOURCE CAPITAL, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

11601 WILSHIRE BOULEVARD, SUITE 1200

LOS ANGELES, CALIFORNIA 90025

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310)473-0225

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

J. RICHARD ATWOOD, PRESIDENT

SOURCE CAPITAL, INC.

11601 WILSHIRE BOULEVARD, SUITE 1200

LOS ANGELES, CALIFORNIA 90025

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

MARK D. PERLOW, ESQ.

DECHERT LLP

ONE BUSH STREET

SUITE 1600

SAN FRANCISCO, CA 94104

Approximate Date of Proposed Public Offering:  From time to time after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐                                    When declared effective pursuant to section 8(c)

If appropriate, check the following box:

☐                                    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐                                    This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered		Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares			$	$1,000,000	$121.20	(3)
Rights to Purchase Common Shares		(2)	None	None	None

(1)  Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(c) under the Securities Act of 1933.

(2)  No separate consideration will be received by the Registrant.

(3)  $121.20 of which has been previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

PROSPECTUS dated [  ], 2019

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Source Capital, Inc.

[  ] Shares of Common Stock

Issuable Upon Exercise of Transferable Rights to Subscribe for Such Shares

Source Capital, Inc. (the “Fund”) is a diversified, closed-end management investment company.

The Fund is issuing transferable rights (“Rights”) to its common stockholders of record as of 5:00 p.m., Eastern time on September [  ], 2019 (the “Record Date”), entitling the holders of Rights to subscribe (the “Offer”) for up to an aggregate of [  ] shares of common stock of the Fund, par value $1.00 per share (“Common Shares”). The holders of Common Shares (the “Common Shareholders”) of record on the Record Date (“Record Date Shareholders”) will receive one Right for each outstanding Common Share owned on the Record Date. The Rights entitle their holders to purchase one new Common Share for every three Rights held (1-for-3). Any Record Date Shareholder who owns fewer than three Common Shares as of the Record Date may subscribe for one full Common Share in the Offer. In addition, Record Date Shareholders who fully exercise their Rights (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) will be entitled to subscribe for additional Common Shares that remain unsubscribed as a result of any unexercised Rights. This over-subscription privilege is subject to a number of limitations and subject to allotment.

The Offer will expire at 5:00 p.m., Eastern time, on October 17, 2019, unless extended as described in this prospectus (the “Expiration Date”). The subscription price per Common Share (the “Subscription Price”) will be determined based on a formula equal to [[  ]% of the average of the last reported sales price of a Common Share on the New York Stock Exchange (“NYSE”) on the Expiration Date, as such date may be extended from time to time, and each of the four (4) preceding trading days (the “Formula Price”). If, however, the Formula Price is less than [  ]% of the net asset value (“NAV”) per Common Share at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be [  ]% of the Fund’s NAV per Common Share at the close of trading on the NYSE on the Expiration Date.] The Fund will pay a sales load on the Subscription Price. Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Common Shares subscribed for pursuant to the primary subscription and, if eligible, any additional Common Shares subscribed for pursuant to the over-subscription privilege at the estimated Subscription Price of $[  ] per Common Share and, except in limited circumstances, will not be able to rescind their subscription.

Exercising your Rights and investing in the Fund’s Common Shares involves a high degree of risk. See “Prospectus Summary—Risk Factors” beginning on page 9 of this prospectus and further described in “Risk Factors” beginning on page 39 of this prospectus.

This Offer will dilute the ownership interest and voting power of the Common Shares owned by Common Shareholders who do not fully exercise their Rights. Common Shareholders who do not fully exercise their Rights should expect, upon completion of the Offer, to own a smaller proportional interest in the Fund than before the offering. Further, if the net proceeds per Common Share from the Offer are at a discount to the Fund’s NAV per Common Share, this Offer will reduce the Fund’s NAV per Common Share.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, we intend to no longer mail paper copies of the Fund’s shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery by contacting the Fund’s transfer agent, American Stock Transfer & Trust Company (AST) at (800) 279-1241 or at www.amstock.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting AST at (800) 279-1241 or www.amstock.com. Your election to receive reports in paper will apply to all funds held with the Fund or through your financial intermediary.

[  ]

	Per Share		Total(1)
Estimated Subscription Price(2)	$	[ ]	$	[ ]
Estimated sales load(2)(3)	$	[ ]	$	[ ]
Proceeds, before expenses, to the Fund(2)(4)	$	[ ]	$	[ ]

(Notes on following page)

(Notes from previous page)

(1)         Assumes that all Rights are exercised at the estimated Subscription Price. All of the Rights may not be exercised.

(2)         Estimated on the basis of [[  ]% of the average of the last reported sales price of a Common Share at the close of trading on the NYSE on the Expiration Date and each of the four (4) preceding trading days/[  ]% of the NAV per Common Share at the close of trading on the NYSE on the Expiration Date]. See “Terms of the Offer—Subscription Price.”

(3)         [  ] will act as dealer manager for the Offer (the “Dealer Manager”). The Fund has agreed to pay the Dealer Manager a fee for its financial structuring and soliciting services equal to [3.75]% of the Subscription Price per Common Share for each Common Share issued pursuant to the exercise of Rights, including the over-subscription privilege. Based on the Estimated Subscription Price, this Dealer Manager fee would amount to $[  ] per Common Share and a total sales load of $[  ], assuming all Rights are exercised. The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of the Rights. The Dealer Manager fee will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise their Rights.

(4)         Offering expenses borne by the Fund (including the reimbursements described below) are estimated to be approximately $[  ] in the aggregate, or $[  ] per Common Share (assuming the Rights are fully exercised). The Fund has agreed to pay the Dealer Manager up to $[  ] as a partial reimbursement for its expenses incurred in connection with the Offer. Offering expenses borne by the Fund are borne indirectly by all of its Common Shareholders, including those who do not exercise their Rights.

NAV dilution resulting from the Offer is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV or market price of the Common Shares will be on the Expiration Date or what the Subscription Price will be. Any such dilution will disproportionately affect non-exercising Common Shareholders. If the Subscription Price is substantially less than the then current NAV, this dilution could be substantial. However, assuming all of the Common Shares are sold at the estimated Subscription Price (which includes a sales load) and after deducting all expenses related to the issuance of the Common Shares, the Fund’s current NAV per Common Share would be reduced by approximately $[  ], or [  ]%. The distribution to Common Shareholders of transferable Rights, which themselves have intrinsic value, will afford non-participating Record Date Shareholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. There can be no assurance that a market for the Rights will develop or, if such a market develops, what the price of the Rights will be. See “Risks Related to the Offer” in this prospectus.

The Fund is managed by First Pacific Advisors, LP (“FPA” or the “Adviser”).

Investment Objective. The Fund’s investment objective, which cannot be changed without shareholder approval, is to seek maximum total return for Common Shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Strategies. The Fund employs a balanced strategy using stocks and bonds to try to meet this goal. The Fund is co-managed by two of the Adviser’s portfolio management teams: FPA Contrarian Value (“CV”) and FPA Absolute Fixed Income (“AFI”) teams. Generally, 50%-70% of the Fund’s assets will be allocated to the sleeve of the Fund managed by the CV team (the “CV Sleeve”).  The CV team currently invests the assets allocated to the CV Sleeve in equity securities.  After the conclusion of this Offer, the CV team will invest the majority of the Fund’s assets allocated to the CV Sleeve in equity securities and will invest a minority of the assets in this sleeve in private-credit/loan instruments. The Fund may achieve exposure to private-credit/loan instruments by origination, purchase on the secondary market, or by investing in a fund that holds these instruments. Generally, 30%-50% of the Fund’s assets will be allocated to the sleeve of the Fund managed by the AFI team (the “AFI Sleeve”). The AFI team currently invests the assets allocated to the AFI Sleeve in fixed income securities in accordance with the AFI strategy. After the conclusion of this Offer, the AFI team will transition this fixed income sleeve to its Flexible Fixed Income (“FFI”) strategy. The FFI strategy has a higher long-term total return goal than the AFI strategy, and over time may have a higher average current income. The Fund will vary its allocation to equities and fixed income over time as a function of the opportunity set based on the CV team’s evaluation of available investment opportunities. The Fund invests in public equities of large businesses from around the world, private-credit/loan instruments, and in fixed income securities, both investment and non-investment grade. The portfolio managers utilize an investment philosophy that is consistent with the Adviser’s overall value-oriented strategies. See “Investment Objective and Investment Strategies.”

Listing and Symbol. The Fund’s currently outstanding Common Shares are listed on the NYSE under the symbol “SOR.” On August 20, 2019, the last reported NAV per share of the Common Shares was $41.57 and the last reported sales price per Common Share on the NYSE was $35.82, representing a discount to NAV of 13.83%. The Rights will be, subject to notice of issuance, admitted for trading on the NYSE under the symbol “SOR RT” during the course of the Offer. It is expected that trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date.

Shares of closed-end funds often trade at a discount from NAV. This creates a risk of loss for an investor purchasing shares in a public offering.

(continued on following page)

(continued from previous page)

This prospectus sets forth concisely information about the Fund you should know before investing. Please read this prospectus carefully before deciding whether to invest and retain it for future reference. A Statement of Additional Information (the “SAI”) dated [  ], 2019 has been filed with the SEC. A table of contents to the SAI is located on page 71 of this prospectus. This prospectus incorporates by reference the entire SAI. The SAI is available along with other Fund-related materials on the EDGAR database on the SEC’s internet site (http://www.sec.gov) or by electronic mail at publicinfo@sec.gov.

You may also request a free copy of the SAI, annual and semi-annual reports to shareholders, and additional information about the Fund, and may make other shareholder inquiries, by calling (800) 982-4372, by writing to the Fund or visiting the Fund’s website (https://fpa.com/funds/overview/source-capital). The information contained in, or accessed through, the Fund’s website is not part of this prospectus.

The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Prospectus Summary	1
Summary of Common Shareholder Fees and Expenses	16
Financial Highlights	17
Terms of the Offer	19
Use of Proceeds	29
Price Range of Common Shares	29
The Fund	30
Investment Objective and Investment Strategies	30
Leverage	36
Risk Factors	39
Management of the Fund	54
Calculation of Net Asset Value	56
Distributions	57
Dividend Reinvestment Plan	57
Cash Investment Plan	58
Description of the Securities	59
Material U.S. Federal Income Tax Considerations	60
Closed-End Fund Structure	64
Rights Offerings	65
Description of Capital Structure	65
Custodian, Transfer and Shareholder Service Agent and Registrar	68
Plan of Distribution	68
Legal Matters	70
Independent Registered Public Accounting Firm	70
Additional Information	70
Table of Contents of the Statement of Additional Information	71

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Dealer Manager has not, authorized anyone to provide you with information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Dealer Manager is not, making an offer of these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

FORWARD-LOOKING STATEMENTS

This prospectus and the accompanying SAI contain or incorporate by reference forward-looking statements. These statements describe the Fund’s plans, strategies, and goals and our beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC. The forward-looking statements contained in this prospectus and the accompanying SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

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PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s securities. You should review the more detailed information contained in this prospectus and in the SAI, dated [  ], 2019.

The Fund

Source Capital, Inc. is a diversified, closed-end management investment company, organized as a Delaware corporation on June 24, 1968. Throughout this prospectus, we refer to Source Capital, Inc. as the “Fund” or as “we.”

The Fund’s outstanding Common Shares, par value of $1.00 per share, are listed on the NYSE under the trading or “ticker” symbol “SOR”, and any newly issued Common Shares will trade under the same symbol. As of August 20, 2019, the Fund had outstanding 8,476,467 shares of common stock. On August 20, 2019, the last reported sale price of the Fund’s Common Shares on the NYSE was $35.82 per share. The NAV of the Fund’s shares of common stock at the close of business on August 20, 2019 was $41.57 per share.

Purpose of the Offer

The board of directors of the Fund (the “Board”), based on the recommendations of and presentations by the Fund’s Adviser, and others, has determined that it is in the best interests of the Fund and its Common Shareholders to conduct the Offer and thereby to increase the assets of the Fund available for investment. In making this determination, the Board considered a number of factors, including potential benefits and costs. In particular, the Board considered the Adviser’s belief that the Offer would better enable the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund’s investment objective to seek maximum total return for Common Shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. This means that the Fund does not invest in securities offering higher current yields or the greatest opportunities for capital appreciation if it is perceived that such investment would create undue risk of loss of capital. By increasing the Fund’s investible assets through the Offer, the Adviser believes that the Fund will be able to invest in new and existing income producing opportunities, including private-credit/loan instruments and additional investments in higher-yielding income-producing securities.

The Offer seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to the sales load described in this prospectus). The distribution to Common Shareholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Record Date Shareholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. There can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be.

In making its determination that the Offer is in the best interests of the Fund and its Common Shareholders, the Board considered (in addition to the Adviser’s judgment as to the potential investment opportunities) various factors, including: (i) the size, pricing and structure of the Offer, including the transferability of the Rights and the ability of the Dealer Manager to purchase and exercise Rights; (ii) that the Offer, if it is well-subscribed, could increase the liquidity of the Common Shares on the NYSE, where the Common Shares are traded; (iii) the opportunity the Offer represents for current Common Shareholders to buy Common Shares at a discount to NAV or market price, or, in some cases, both; (iv) the costs of the Offer, including dilution of Common Shareholders’ interests through the Offer, fees paid to the Dealer Manager and offering expenses borne by the Fund; (v) the possible negative effect of the Offer on the market price of Common Shares; (vi) Common Shareholders who do not fully exercise all of their rights do not receive the full value of the Offering; (vii) the impact of dilution will be different for Common Shareholders who participate in the Offer and Common Shareholders who do not participate in the Offer; and (viii) that the Offer will increase the Fund’s asset base and thus allow it to spread fixed expenses over a larger base of assets and that continued growth in the Fund’s asset base may lead to reductions in the Fund’s expense ratio. The Board noted that the Adviser has an inherent conflict of interest in recommending the Offer because its fees are based on a percentage of the Fund’s total net assets (the greater the total net assets of the Fund the greater the compensation paid to the Adviser).

There can be no assurance that the Offer (or the investment of the proceeds of the Offer) will be successful. For a discussion of the potential impact of the Offer on current Common Shareholders, such as dilution, see “Risk Factors—Risks Related to the Offer” in this prospectus.

Important Terms of the Offer

The Fund is issuing transferable Rights to its Record Date Shareholders as of 5:00 p.m., Eastern time, on the Record Date of September [ ], 2019, entitling the holders of those Rights to subscribe for up to an aggregate of [ ] of the Common Shares. The Record Date Shareholders will receive one Right for each outstanding whole Common Share held on the Record Date. The Rights entitle their holders to purchase one Common Share for every three Rights held (1-for-3). Fractional Shares will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integer multiples of three, except that any Record Date Shareholder who owns fewer than three Common Shares as of the Record Date may subscribe, at the Subscription Price, for one full Common Share. Assuming the exercise of all Rights, the Offer will result in an approximately 33 1/3% increase in the Fund’s Common Shares outstanding. The Offer is not contingent upon any number of Rights being exercised. The subscription period commences on September [ ], 2019, and ends at 5:00 p.m., Eastern time, on the Expiration Date, October 17, 2019, unless otherwise extended. See “Terms of the Offer—Important Terms of the Offer.”

The Fund has declared a regular quarterly distribution to Common Shareholders payable on September 15, 2019 with a record date of August 30, 2019, which will not be payable with respect to Common Shares issued pursuant to the Offer.

The Fund will bear the expenses of the Offer and all such expenses will be borne indirectly by the Fund’s Common Shareholders, including those who do not exercise their Rights. These expenses include, but are not limited to, the Dealer Manager fee and reimbursement of Dealer Manager expenses, the expenses of preparing, printing and mailing the prospectus and Rights subscription materials for the Offer, SEC registration fees and the fees assessed by service providers (including the costs of the Fund’s counsel and independent registered public accounting firm) in connection with the Offer.

Important Dates to Remember	Event	Date
	Record Date:	September [ ], 2019
	Subscription Period:	September [ ], 2019 – October 17, 2019*
	Final Date Rights Will Trade:	October 16, 2019*
	Expiration Date and Pricing Date*:	October 17, 2019*
	Payment for Shares or Notice of Guarantees of Delivery Due*:	October 21, 2019*
	Confirmation Mailed to Participants:	October 24, 2019*
	Final Payment for Shares Due:	November 7, 2019*±

** Unless the Offer is extended.
± See “—Payment for Shares”

Subscription Price

The Subscription Price per Common Share will be determined based on a formula equal to [[ ]% of the average of the last reported sales price of a Common Share on the NYSE on the Expiration Date, as such date may be extended from time to time, and each of the four (4) preceding trading days. If, however, the Formula Price is less than [ ]% of the NAV per Common Share at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be [ ]% of the Fund’s NAV per Common Share at the close of trading on the NYSE on the Expiration Date.] Because the Expiration Date of the subscription period will be October 17, 2019 (unless the subscription period is extended), Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Common Shares subscribed for pursuant to the primary subscription and, if eligible, any additional Common Shares subscribed for pursuant to the over-subscription privilege, at the estimated Subscription Price of $[ ] per Common Share and, except in limited circumstances, will not be able to rescind their subscription. See “Terms of the Offer—Subscription Price.”

Over-Subscription Privilege

Record Date Shareholders who exercise all the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. If sufficient remaining Common Shares are available following the primary subscription, all Record Date Shareholders’ over-subscription requests will be honored in full. Investors who are not Record Date Shareholders, but who otherwise acquire Rights pursuant to the Offer, are not entitled to subscribe for any Common Shares pursuant to the over-subscription privilege. If sufficient Common Shares are not available to honor all over-subscription requests, unsubscribed Common Shares will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of Common Shares they owned on the Record Date. See “Terms of the Offer—Over-Subscription Privilege.”

Sale and Transferability of Rights

The Rights will be, subject to notice of issuance, admitted for trading on the NYSE under the symbol “SOR RT” during the course of the Offer. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although there can be no assurance that a market for the Rights will develop. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels or sold through the Subscription Agent.

Record Date Shareholders who do not wish to exercise any of the Rights issued to them pursuant to the Offer may instruct the Subscription Agent to try to sell any unexercised Rights. Although the Rights are expected to trade on the NYSE through the last business day prior to the Expiration Date, Subscription certificates representing the Rights to be sold through the Subscription Agent must be received by the Subscription Agent by 5:00 p.m., Eastern time, on October 10, 2019 (or, if the subscription period is extended, by 5:00 p.m., Eastern time, on the fifth business day prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then-current market price for the Rights. If the Dealer Manager declines to purchase the Rights of a Record Date Shareholder that have been duly submitted to the Subscription Agent for sale, the Subscription Agent will attempt to sell such Rights in the open market.

Alternatively, the Rights evidenced by a subscription certificate may be transferred until the Expiration Date in whole or in part by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. See “Terms of the Offer—Sale and Transferability of Rights.”

Method for Exercising Rights

Rights are evidenced by subscription certificates that will be mailed to Record Date Shareholders (except as described below under “Terms of the Offer—Requirements for Foreign Shareholders”) or, if their Common Shares are held by Cede & Co., Loriot & Co. or any other depository or nominee, to Cede & Co., Loriot & Co. or such other depository or nominee. Rights may be exercised by completing and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment in full of the estimated Subscription Price for the Common Shares subscribed for. Completed subscription certificates and payments must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date at the offices of the Subscription Agent. Rights also may be exercised by contacting your broker, banker, trust company or other intermediary, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate. A fee may be charged for this service by your broker, bank, trust company or other intermediary. In addition, your broker, bank, trust company or other intermediary may impose a deadline for exercising Rights earlier than 5:00 p.m., Eastern time, on the Expiration Date. See “Terms of the Offer—Method for Exercising Rights” and “Terms of the Offer—Payment for Shares.”

Rights holders who have exercised their Rights will have no right to rescind their subscription after receipt by the Subscription Agent of the completed subscription certificate together with payment for Common Shares subscribed for, except as described under “Terms of the Offer—Notice of Net Asset Value Decline.”

Requirements for Foreign Shareholders

Subscription certificates will not be mailed to Record Date Shareholders whose addresses are outside the United States (for these purposes, the United States includes the District of Columbia and the territories and possessions of the United States) (“Foreign Shareholders”). The Subscription Agent will send a letter via regular mail to Foreign Shareholders to notify them of the Offer. The Rights of Foreign Shareholders will be held by the Subscription Agent for their accounts until instructions are received to exercise the Rights. If instructions have not been received by 5:00 p.m., Eastern time, on October 10, 2019, five (5) business days prior to the Expiration Date (or, if the subscription period is extended, on or before the fifth business day prior to the extended Expiration Date), the Subscription Agent will ask the Dealer Manager if it will purchase the Rights of Foreign Shareholders. If the Dealer Manager declines to purchase the Rights, the Subscription Agent will attempt to sell such Rights in the open market. The net proceeds, if any, from the sale of those Rights will be remitted to these Foreign Shareholders.

Taxation	We urge you to consult your own tax adviser with respect to the particular tax consequences of the Offer. See “Material U.S. Federal Income Tax Considerations” in this prospectus.

Plan of Distribution

[ ] will act as Dealer Manager for this Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Dealer Manager, the Fund and the Adviser, the Dealer Manager will provide financial structuring and soliciting services in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege. The Fund has agreed to pay the Dealer Manager a fee for its financial structuring and soliciting services equal to [3.75]% of the Subscription Price per Common Share for each Common Share issued pursuant to the exercise of Rights, including the over-subscription privilege. The Fund has also agreed to pay the Dealer Manager up to $[ ] as a partial reimbursement for its reasonable out-of-pocket expenses incurred in connection with the Offer, including reasonable out-of-pocket fees and expenses, if any and not to exceed $[ ], incurred by the Dealer Manager, Selling Group Members (as defined herein), Soliciting Dealers (as defined herein) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. The fees paid to the Dealer Manager and other expenses of the Offer will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise their Rights. The Dealer Manager will reallow a portion of its fees to other broker-dealers who have assisted in soliciting the exercise of the Rights. The Fund and the Adviser have each agreed to indemnify the Dealer Manager for losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “1933 Act”).

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Common Shares it has acquired through purchasing and exercising the Rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with purchases and sales of Common Shares, such offering of Common Shares is intended by the Dealer Manager to facilitate the Offer, and any such gains or losses are not expected to be material to the Dealer Manager. The Dealer Manager’s fee for its financial structuring and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of the Rights and the sale of Common Shares. See “Plan of Distribution.”

Management of the Fund

First Pacific Advisors, LP serves as the Fund’s Adviser and is responsible for the management of the Fund. The Adviser is a registered investment adviser headquartered in Los Angeles, California. Pursuant to an investment advisory agreement, the Fund pays the Adviser monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million (the “Management Fee”). The investment advisory agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1½% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

Benefits to the Adviser

The Adviser will benefit from the Offer, in part, because the investment advisory fee paid by the Fund to the Adviser is based on the Fund’s total net assets. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offer because it is not known how many Common Shares of the Fund will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the Fund’s average daily NAV during the twelve-month period beginning [ ], 2019 is $[ ] per Common Share (the NAV per Common Share on [ ], 2019), (iii) the Subscription Price is $[ ] per Common Share, and (iv) for purposes of this example, the Fund increases the amount of leverage it has outstanding while maintaining approximately the same percentage of total assets attributable to leverage, and after giving effect to the Dealer Manager fee and other estimated offering expenses, the Adviser would receive additional investment advisory fees of approximately $[ ] for the twelve-month period beginning [ ], 2019, and would continue to receive additional investment advisory fees as a result of the Offer, based on the Fund’s total net assets attributable to the Common Shares issued in the Offer and related additional leverage, thereafter.

Listing and Symbol

The Fund’s currently outstanding Common Shares are listed on the NYSE under the symbol “SOR.” As of August 20, 2019, the last reported sale price for the Fund’s Common Shares was $35.82. The NAV per share of the Fund’s Common Shares at the close of business on August 20, 2019, was $41.57. The Rights offered by this prospectus will be, subject to notice of issuance, admitted for trading on the NYSE under the symbol “SOR RT” during the course of the Offer.

Use of Proceeds

The Fund estimates the net proceeds of the Offer, assuming all Common Shares offered hereby are sold, to be $[ ]. This figure is based on the estimated Subscription Price per Common Share of $[ ] and assumes all new Common Shares offered are sold and that the Dealer Manager fee and other expenses related to the Offer, such other expenses being estimated at approximately $[ ], are borne by the Fund.

The Fund intends to invest the net proceeds of the Offer in accordance with its investment objective and policies as stated in the prospectus, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. After the conclusion of this Offer, the CV team (defined below) will invest a portion of the assets in private-credit/loan instruments and the AFI team (defined below) will transition the AFI Sleeve (defined below) to its FFI (defined below) strategy. The Fund will vary its allocation to equities and fixed income over time as a function of the opportunity set based on the CV team’s evaluation of available investment opportunities. The Adviser anticipates that the Fund will be able to invest substantially all of the net proceeds of the Offer in accordance with its investment objective and policies within three months after the completion of the Offer; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Pending such investment, it is anticipated that the proceeds will be invested in temporary investments consistent with its guidelines and objective.

Investment Objective

The Fund’s investment objective, which cannot be changed without shareholder approval, is to seek maximum total return for Common Shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. This means that the Fund does not invest in securities offering higher current yields or the greatest opportunities for capital appreciation if it is perceived that such investment would create undue risk of loss of capital. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Strategies

The Fund strives to accomplish its investment objective over a full market cycle, which the Adviser generally considers to be five to seven years.

The Fund employs a balanced strategy using stocks and bonds to try to meet this goal. The Fund is co-managed by two of the Adviser’s portfolio management teams: FPA Contrarian Value (“CV”) and FPA Absolute Fixed Income (“AFI”) teams. Generally, 50%-70% of the Fund’s assets will be allocated to the sleeve of the Fund managed by the CV team (the “CV Sleeve”). The CV team currently invests the assets allocated to the CV Sleeve in equity securities. After the conclusion of this Offer, the CV team will invest the majority of the Fund’s assets allocated to the CV Sleeve in equity securities and will invest a minority of the assets in this sleeve in private-credit/loan instruments. The Fund may achieve exposure to private-credit/loan instruments by origination, purchase on the secondary market, or by investing in a fund that holds these instruments. Generally, 30%-50% of the Fund’s assets will be allocated to the sleeve of the Fund managed by the AFI team (the “AFI Sleeve”). The AFI team currently invests the assets allocated to the AFI Sleeve in fixed income securities in accordance with the AFI strategy. After the conclusion of this Offer, the AFI team will transition this fixed income sleeve to its Flexible Fixed Income (“FFI”) strategy. The FFI strategy has a higher long-term total return goal than the AFI strategy, and over time may have a higher average current income (“FFI Sleeve”). The Fund will vary its allocation to equities and fixed income over time as a function of the opportunity set based on the CV team’s evaluation of available investment opportunities. The Fund invests in public equities of large businesses from around the world, private-credit/loan instruments, and in fixed income securities, both investment and non-investment grade. The portfolio managers utilize an investment philosophy that is consistent with the Adviser’s overall value-oriented strategies.

Repurchase of Common Shares

In 2015, the Board authorized the Fund to make open-market repurchases of Common Shares of up to 10% of the Fund’s then-outstanding shares at such times when the Fund’s shares trade at a greater than 10% discount to the Fund’s NAV and when in the Adviser’s judgment such repurchases would benefit Common Shareholders, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the managers’ ability to raise cash to repurchase shares in a tax-efficient manner. There is no assurance that the Fund will purchase shares at any specific discount levels or in any specific amounts.

The repurchase of Common Shares by the Fund will be suspended during the Offer and, depending on market conditions, the suspension may continue until the net proceeds of the Offer are substantially invested.

Dividend Reinvestment Plan

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Shares are eligible to participate in the Dividend Reinvestment Plan (the “DRIP”), pursuant to which distributions to shareholders are paid in or reinvested in Common Shares of the Fund (the “Dividend Shares”). American Stock Transfer & Trust Company, LLC, acts as the “Agent” for Plan participants. All correspondence with the Agent should be sent to: American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan. See “Dividend Reinvestment Plan.”

Market Price of Shares

Common shares of closed-end investment companies often trade at prices lower than their NAV. The Fund’s Common Shares have historically traded at a discount to the Fund’s NAV. Common shares of closed-end investment companies may trade during some periods at prices higher than their NAV and during other periods at prices lower than their NAV. Over the past three years, the discount to NAV fluctuated from a low of 4.48% in June 2016 to a high of 15.54% in June 2019. As of August 20, 2019, the Fund trades at an approximate 13.83% discount to its NAV. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund.

In addition to NAV, the market price of the Fund’s Common Shares may be affected by such factors as the Fund’s dividend and distribution levels and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors. See “Risk Factors” and “Description of the Securities.”

The Common Shares are designed primarily for long term investors, and you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

Temporary Investments

During temporary defensive periods, including during the period when the proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objective and investment strategies. During such periods, the Fund may invest all or a portion of its assets in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash and cash equivalents. The short- and medium-term debt securities in which the Fund may invest include (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds and money market instruments. See “Investment Objective and Investment Strategies—Additional Information about Principal Investment Strategies—Temporary Investments” and “Use of Proceeds” below.

Leverage

The Fund currently does not use leverage and has a limited ability to use leverage. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of shares of preferred stock (“Preferred Stock”) or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions, subject to its investment restrictions. In the future, the Fund may use forms of leverage other than and/or in addition to a credit facility. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. See “Risk Factors—Leverage Risk.”

Common Shares

The Fund is authorized to issue up to 12,000,000 shares of common stock, par value $1.00 per share, in multiple classes and series thereof as determined from time to time by the Board. The Board has authorized issuance of 12,000,000 Common Shares. Each Common Share has equal voting, dividend, distribution and liquidation rights. The Common Shares are not redeemable and have no preemptive, conversion or exchange rights. The Common Shares have cumulative voting rights. In the event of liquidation, each Common Share is entitled to its proportion of the Fund’s assets after payment of debts and expenses. As of August 20, 2019, 8,476,467 Common Shares of the Fund were outstanding.

The Administrator

State Street Bank and Trust Company (the “Administrator”) acts as administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

The Administrator is entitled to receive a fee equal to the greater of (i) the monthly installment of the annual per Fund minimum (minimum annual fee of $110,000) or (ii) the Fund’s pro rata share of the monthly fee based upon the average net assets of the Fund Complex on a monthly basis calculated at the following annualized rates: 0.0055% of the first $20 billion in assets; 0.0035% of the next $20 billion in assets; and 0.0020% thereafter. See “Management of the Fund—The Administrator.”

Custodian, Transfer and Shareholder	State Street Bank and Trust Company serves as custodian (the “Custodian”) for the Fund. American Stock Transfer & Trust Company, LLC serves as the Fund’s transfer and shareholder

Service Agent and Registrar	service agent and registrar. See “Custodian, Transfer and Shareholder Service Agent and Registrar.”

Risk Factors

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Below is a summary of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risk Factors.” You should consider carefully the following principal risks before investing in the Fund. The Fund is not intended to be a complete investment program.

Risks Associated with Offerings of Additional Common Shares. The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV per share pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

Additional Risks of Rights. There are additional risks associated with an offering of Rights. Shareholders who do not exercise their Rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of such an offering, a shareholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. If the subscription price per share is below the NAV per share of the Fund’s Common Shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate NAV of such shareholder’s Common Shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the NAV per share of such shareholder’s Common Shares whether or not the shareholder participates in such an offering. Such a reduction in NAV per share may have the effect of reducing market price of the Common Share. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s Rights because the Fund does not know what the NAV per share will be when the offer expires or what proportion of the Rights will be exercised. If the subscription price is substantially less than the then current NAV per Common Share at the expiration of a rights offering, such dilution could be substantial. Any such dilution or accretion will depend upon whether (i) such shareholders participate in the Rights offering and (ii) the Fund’s NAV per Common Share is above or below the subscription price on the expiration date of the Rights offering. In addition to the economic dilution described above, if a Common Shareholder does not exercise all of their rights, the Common Shareholder will incur voting dilution as a result of this rights offering. This voting dilution will occur because the Common Shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the rights offering. There is a risk that changes in market conditions may result in the underlying Common Shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. If investors exercise only a portion of the rights, the number of Common Shares issued may be reduced, and the Common Shares may trade at less favorable prices than larger offerings for similar securities. Subscription rights issued by the Fund are transferable, however, investors may find that there is no market to sell rights they do not wish to exercise.

Market Discount Risk. Common shares of closed-end investment companies like the Fund frequently trade at a discount from their NAV. Common shares of closed-end investment companies like the Fund have traded at prices higher than their NAV during some periods and have traded at prices lower than their NAV during other periods. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV in the future. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. In addition to NAV, the market price of the Fund’s Common Shares may be affected by such factors as distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, market supply and demand and similar other factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market, economic or political conditions. The Common Shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. You should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

Leverage Risk. The Fund is permitted to obtain leverage, under limited circumstances, using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of Preferred Stock or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Regulatory Risk—Regulation as a Commodity Pool. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the “CEA”). The CFTC has adopted amendments to its rules that may affect the ability of the Adviser to claim this exclusion. The ongoing compliance implications of these amendments are not fully effective and their scope of application is still uncertain. The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a “commodity pool operator,” the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Risks related to the Fund’s Clearing Broker and Central Clearing Counterparty. The CEA and CFTC regulations require swaps and futures clearing brokers registered as “futures commission merchants” to segregate from the broker’s proprietary assets all funds and other property received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts, options on futures contracts and cleared swaps. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds and other property received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the

Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA and CFTC regulations require a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s customers in connection with domestic futures, swaps and options contracts from any funds or other property held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed income instruments to trade. Loans and fixed income instruments generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed income instruments carried on the Fund’s books.

Anti-Takeover Provisions. Certain provisions of the Fund’s Certificate of Incorporation, as amended (“Certificate of Incorporation”) may be regarded as “anti-takeover” provisions. These provisions require the affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund for a merger or consolidation of the Fund with an open-end investment company, a merger or consolidation of the Fund with a closed-end investment company with different voting requirements, dissolution of the Fund, a sale of all or substantially all of the assets of the Fund or an amendment to the Fund’s Certificate of Incorporation making the common stock a redeemable security or reducing the two-thirds vote required by the Certificate of Incorporation.

Risks Relating to Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund invests in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its Common Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Fixed Income Instruments Risk. The Fund invests in loans and other types of fixed income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. These risks may be greater in the current market environment of historically low interest rates. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk.

The obligor of a fixed income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements.

Risks Associated with Investing in Equities. Equity securities, generally common stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities. The Fund’s shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

Interest Rate Risk. As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall. If interest rates were to rise from a low level, fixed income securities markets may experience lower prices, increased volatility and lower liquidity. The negative impact on fixed income securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio managers.

Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. High yield bonds, commonly referred to as “junk” bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Market Risk. The market price of investments owned by the Fund may go up or down, some-times rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer’s financial condition, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. In addition, the Fund may rely on various third-party sources to calculate its NAV. Errors or systems failures and other technological issues may adversely impact the Fund’s calculation of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller-or medium-sized companies are often traded over-the-

counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments (including depositary receipts) can be riskier, more volatile and less liquid than investments in the United States. Adverse political, social and economic developments or instability, or changes in the value of non-U.S. currency can make it more difficult for the Fund to sell its securities and could reduce the value of the Fund’s shares. Differences in regulatory, tax and accounting standards and differences in reporting standards may cause difficulties in obtaining information about non-U.S. companies and may negatively affect investment decisions. Investments in non-U.S. securities may be affected by restrictions on receiving investment proceeds from outside the U.S., confiscatory tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, global economies are increasingly interconnected, which increases the possibility that conditions in one country, region or financial market might adversely impact a different country, region or financial market.

Risks Associated with Investing in Emerging Markets. In investing the Fund’s assets, the portfolio managers focus on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund’s assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Short Selling. The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Risks Associated with Value Investing. Value stocks, including those selected by the portfolio managers for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund’s value discipline may result in a portfolio of stocks that differs materially from its benchmark index.

Securities selected by the portfolio managers using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio managers consider to be the true business value or because the portfolio managers have misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Liquidity Risk. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price.

Over-the-Counter Risk. Securities traded in over-the-counter (“OTC”) markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government.

Mortgage-Related and Asset-Backed Risk. Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities are subject to prepayment risk and can be highly sensitive to changes in interest rates. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that all of the Adviser’s personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the Fund’s portfolio managers, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to in-vest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Additional Risks. For additional risks relating to investments in the Fund, please see “Risk Factors” beginning on page 39 of this Prospectus.

SUMMARY OF COMMON SHAREHOLDER FEES AND EXPENSES

The following tables contain information about the costs and expenses that Common Shareholders will bear, directly or indirectly, as a result of the Offer. The table is based on the capital structure of the Fund as of August 20, 2019 (except as noted below) after giving effect to the Offer, assuming that the Offer is fully subscribed resulting in the receipt of net proceeds from the Offer of $[  ]. If the Fund issues fewer Common Shares in the Offer and the net proceeds to the Fund are less, all other things being equal, the total annual expenses shown would increase. The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Common Shareholder Transaction Expenses

Sales Load (as a percentage of the offering price)	[3.75]	%(1)
Offering Expenses borne by the Fund (as a percentage of the offering price)	[0.71]	%(2)
Dividend Reinvestment Plan Fees	$0

Annual Expenses	Percentage of Net Assets Attributable to Common Shares(3)
Management Fee	0.69	%(4)
Interest Expenses and Payments on Borrowing	0.00%
Other Expenses	0.21	%(5)
Total Annual Expenses	0.90	%(6)

(1)         The Dealer Manager will receive a fee for its financial structuring and soliciting services equal to [3.75]% of the Subscription Price per Common Share for each Common Share issued pursuant to the exercise of Rights, including the over-subscription privilege. The Dealer Manager will reallow to broker-dealers in the selling group to be formed and managed by the Dealer Manager selling fees equal to [2.50]% of the Subscription Price per Common Share for each Common Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to [0.50]% of the Subscription Price per Common Share for each Common Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Common Shares held by each broker-dealer through the Depository Trust Company (“DTC”) on the Record Date.

(2)         The fees and expenses of the Offer will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise their Rights. Offering expenses borne by the Fund (including the reimbursements described below) are estimated to be approximately $[4,066,016] in the aggregate, or $[0.36] per Common Share (assuming the Rights are fully exercised). The Fund has agreed to pay the Dealer Manager up to $[ ] as a partial reimbursement for its expenses incurred in connection with the Offer. Offering expenses will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise their Rights.

(3)         Based on net assets attributable to Common Shares during the period ended June 30, 2019, assuming the completion of the proposed issuances.

(4)         The Fund pays the Adviser a monthly Management Fee at an annual rate of 0.725% of the first $100 million, 0.700% of the next $100 million, and 0.675% of the excess over $200 million, of the month end value of the Fund’s total net assets.

(5)         Other expenses are estimated based on those incurred during the fiscal year ended December 31, 2018, assuming the completion of the proposed issuances.

Example

The following Example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 0.90% of net assets attributable to Common Shares, (2) the sales load of [3.75]% and estimated offering expenses of [0.71]%, and (3) a 5% annual return.*

	1 Year		3 Years		5 Years		10 Years
Total Expenses Incurred	$	[54]	$	[72]	$	[93]	$	[151]

*            The Example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The Example assumes that the estimated “Other expenses” set forth in the Total Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the Example.

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per-share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into the SAI. The financial information for the fiscal year ended December 31, 2018 has been audited by [  ], the Fund’s independent registered public accounting firm. The financial information for the fiscal years ended December 31, 2017, 2016, 2015 and 2014 has been audited by the Fund’s previous independent registered public accounting firm, which is a different firm from the Fund’s independent registered public accounting firm.

	Six months ended		Year ended December 31,
	June 30, 2019		2018	2017	2016	2015	2014
Per share operating performance:
Net asset value at beginning of period	$ [ ]		$45.06	$41.12	$73.07	$80.44	$73.94
Income from investment operations:
Net investment income(1)	$ [ ]		$0.55	$0.50	$0.40	$0.02	$0.14
Net realized and unrealized gain (loss) on investment securities	[ ]		(3.79)	5.17	2.82	(3.39)	10.56
Total from investment operations	$ [ ]		$(3.24)	$5.67	$3.22	$(3.37)	$10.70
Distributions to Common shareholders:
Dividends from net investment income	$ [ ]		$(4.20)	$(0.71)	$(1.58)	$(0.04)	$(0.18)
Distributions from net realized capital gains	[ ]		—	(1.02)	(33.65)	(3.96)	(4.02)
Total distributions	$ [ ]		$(4.20)	$(1.73)	$(35.23)	$(4.00)	$(4.20)
Capital stock repurchased	$ [ ]		$0.04	— *	$0.01	—	—
Capital contributions(4)	[ ]		—	—	$0.05	—	—
Net asset value at end of period	$ [ ]		$37.66	$45.06	$41.12	$73.07	$80.44
Per share market value at end of period	$ [ ]		$32.55	$40.76	$35.95	$66.26	$72.13
Total investment return(2)	[ ]	%	(7.69)%	18.42%	8.13%	(2.76)%	14.20%
Net asset value total return(3)	[ ]	%	(10.30)%	14.01%	9.05%	(4.38)%	14.90%
Ratios/supplemental data:
Net assets, end of period (in $000’s)	$ [ ]		$321,870	$388,264	$355,331	$632,454	$696,239
Ratios based on average net assets applicable to
Common Stock:
Expenses	[ ]	%(5)	0.91%	0.94%	0.91%	0.85%	0.80%
Net investment income	[ ]	%(5)	1.23%	1.16%	0.87%	0.03%	0.19%
Portfolio turnover rate	[ ]	%(5)	59%	30%	35%	39%	6%

(1)         Per share amount is based on average shares outstanding.

(2)         Based on market value per share, adjusted for reinvestment of distributions.

(3)         Based on NAV per share, adjusted for reinvestment of distributions.

(4)         In 2016, 0.13% of the Fund’s NAV total return was the result of the Adviser’s reimbursement of trade errors.

(5)         Annualized.

*                 Rounds to less than $0.01 per share.

Senior Securities

The following table sets forth certain information regarding the Fund’s senior securities as of the end of each of the Fund’s fiscal periods for the past ten years. The Fund’s senior securities during this time period are solely comprised of outstanding Preferred Stock, which constitutes a “senior security” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). All of the Preferred Stock outstanding were redeemed on June 29, 2012. The information regarding the Fund’s senior securities for the fiscal years ended December 31, 2018 has been audited by [  ], the Fund’s independent registered public accounting firm. The information for the fiscal years ended December 31, 2017, 2016, 2015 and 2014 has been audited by the Fund’s previous independent registered public accounting firm, which is a different firm from the Fund’s independent registered public accounting firm.

Fiscal Period Ended	Total Shares of Preferred Stock Outstanding	Asset Coverage Per Share(1)
December 31, 2018	None	None
December 31, 2017	None	None
December 31, 2016	None	None
December 31, 2015	None	None
December 31, 2014	None	None
December 31, 2013	None	None
December 31, 2012	None	None
December 31, 2011	1,969,212	$266.18
December 31, 2010	1,969,212	$293.28
December 31, 2009	1,969,212	$248.85

(1)         Asset coverage per share of Preferred Stock is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate number of shares of Preferred Stock then outstanding. Note that each share of Preferred Stock had an involuntary liquidation preference price of $27.50.

TERMS OF THE OFFER

Important Terms of the Offer

The Fund is issuing transferable Rights to its Record Date Shareholders as of 5:00 p.m., Eastern time, on the Record Date of September [  ], 2019, entitling the holders of those Rights to subscribe for up to an aggregate of [  ] of the Common Shares. Record Date Shareholders will receive one Right for each outstanding whole Common Share of the Fund held on the Record Date. The Rights entitle their holders to purchase one Common Share for every three Rights held (1-for-3). Fractional Common Shares will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integer multiples of three, except that any Record Date Shareholder who owns fewer than three Shares as of the Record Date may subscribe, at the Subscription Price, for one full Common Share. Assuming the exercise of all Rights, the Offer will result in an approximately 33 1/3% increase in the Fund’s Common Shares outstanding.

Record Date Shareholders who exercise all the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. Investors who are not Record Date Shareholders, but who otherwise acquire Rights to purchase Common Shares pursuant to the Offer, are not entitled to subscribe for any Common Shares pursuant to the over-subscription privilege. See “—Over-Subscription Privilege” below. The distribution to Record Date Shareholders of transferable Rights may afford non-participating Record Date Shareholders the opportunity to sell their Rights for some cash value, receipt of which may be viewed as partial compensation for any economic dilution of their interests resulting from the Offer.

The subscription period commences on September [  ], 2019, and ends at 5:00 p.m., Eastern time, on the Expiration Date of October 17, 2019, unless otherwise extended.

The Fund has declared a regular quarterly distribution to Common Shareholders payable on September 15, 2019 with a record date of August 30, 2019, which will not be payable with respect to Common Shares issued pursuant to the Offer.

For purposes of determining the maximum number of Common Shares a Rights holder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose Common Shares are held of record by Cede & Co., the nominee for DTC, Loriot & Co., the nominee for the Fund’s Automatic Reinvestment Plan, or by any other depository or nominee, will be deemed to be the holders of the Rights that are held by Cede & Co., Loriot & Co. or such other depository or nominee on their behalf.

The Rights are transferable and, subject to notice of issuance, will be admitted for trading on the NYSE under the symbol “SOR RT” during the course of the Offer. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date, unless extended. See “—Sale and Transferability of Rights.” It is expected that the Common Shares, once issued, will be listed on the NYSE under the symbol “SOR.” The Rights will be evidenced by subscription certificates which will be mailed to Record Date Shareholders, except as discussed under “—Requirements for Foreign Shareholders.”

Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to [  ] which, together with [  ], serves as the subscription agent for the Offer (the “Subscription Agent”), together with payment at the estimated Subscription Price for the Common Shares subscribed for. For a discussion of the method by which Rights may be exercised and Common Shares may be paid for, see “—Method for Exercising Rights” and “—Payment for Shares.”

The Fund has retained [  ], the Dealer Manager, to provide the Fund with financial structuring and soliciting services relating to the Offer, including advice with respect to the structure, timing and terms of the Offer. In determining the structure of the Offer, the Board considered, among other things, using a fixed-pricing versus a variable-pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the anticipated effect on the Fund and its existing Common Shareholders if the Offer is not fully subscribed, the anticipated dilutive effects on the Fund and its existing Common Shareholders of the Offer and the experience of the Dealer Manager in conducting rights offerings. The Board also considered that the Adviser would benefit from the Offer because the management fee paid to the Adviser is based on the Fund’s total net assets, which would increase as a result of the Offer.

Important Dates to Remember

Event	Date
Record Date:	September [ ], 2019
Subscription Period:	September [ ], 2019 – October 17, 2019*
Final Date Rights Will Trade:	October 16, 2019*
Expiration Date and Pricing Date*:	October 17, 2019*
Payment for Shares or Notice of Guarantees of Delivery Due*:	October 21, 2019*
Confirmation Mailed to Participants:	October 24, 2019*
Final Payment for Shares Due:	November 7, 2019*±

*                 Unless the Offer is extended.

±                 See “—Payment for Shares”

Subscription Price

The Subscription Price per Common Share will be determined based on a formula equal to [[  ]% of the average of the last reported sales price of a Common Share on the NYSE on the Expiration Date, as such date may be extended from time to time, and each of the four (4) preceding trading days. If, however, the Formula Price is less than [  ]% of the NAV per Common Share at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be [  ]% of the Fund’s NAV per Common Share at the close of trading on the NYSE on the Expiration Date.]

Because the Expiration Date of the subscription period will be October 17, 2019 (unless the subscription period is extended), Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Common Shares subscribed for pursuant to the primary subscription and, if eligible, any additional Common Shares subscribed for pursuant to the over-subscription privilege, at the estimated Subscription Price of $[  ] per Common Share. See “—Payment for Shares.” A Rights holder will have no right to rescind his subscription after the Subscription Agent has received a completed subscription certificate together with payment for the Common Shares subscribed for, except as provided under “—Notice of Net Asset Value Decline.” The Fund does not have the right to withdraw the Rights or to cancel the Offer after the Rights have been distributed.

The NAV per Common Share at the close of business on August 20, 2019 was $41.57, and the last reported sale price of a Common Share on the NYSE on that day was $35.82.

Over-Subscription Privilege

Record Date Shareholders who exercise all the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) are entitled to subscribe for additional Common Shares that were not subscribed for by other holders of Rights at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. If sufficient remaining Common Shares are available following the primary subscription, all Record Date Shareholders’ over-subscription requests will be honored in full. Investors who are not Record Date Shareholders, but who otherwise acquire Rights pursuant to the Offer, are not entitled to subscribe for any Common Shares pursuant to the over-subscription privilege. If sufficient Common Shares are not available to honor all over-subscription requests, unsubscribed Common Shares will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of Common Shares they owned on the Record Date. The allocation process may involve a series of allocations in order to ensure that the total number of Common Shares available for over-subscriptions is distributed on a pro rata basis.

Record Date Shareholders who are fully exercising their Rights during the subscription period should indicate, on the subscription certificate that they submit with respect to the exercise of the Rights issued to them, how many Common Shares they desire to acquire pursuant to the over-subscription privilege.

Banks, broker-dealers, directors and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the subscription period and the number of Common Shares subscribed for pursuant to the over-subscription privilege by such beneficial owner, and that such beneficial owner’s primary subscription was exercised in full. Nominee holder over-subscription forms will be distributed to banks, brokers, directors and other nominee holders of Rights with the subscription certificates.

The Fund will not offer or sell any Common Shares that are not subscribed for during the subscription period or pursuant to the over-subscription privilege.

The Fund has been advised that one or more of the officers or employees of the Adviser may exercise all of the Rights initially issued to them and may request additional Common Shares pursuant to the over-subscription privilege. An exercise of the over-subscription privilege by such persons will increase their proportionate voting power and share of the Fund’s assets.

Sale and Transferability of Rights

The Rights will be, subject to notice of issuance, admitted for trading on the NYSE under the symbol “SOR RT” during the course of the Offer. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although there can be no assurance that a market for the Rights will develop. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels or sold through the Subscription Agent.

Sales through the Subscription Agent and the Dealer Manager. Record Date Shareholders who do not wish to exercise any or all of the Rights issued to them pursuant to the Offer may instruct the Subscription Agent to try to sell any unexercised Rights. Although the Rights are expected to trade on the NYSE through the last business day prior to the Expiration Date, subscription certificates representing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., Eastern time, on October 10, 2019 (or, if the subscription period is extended, by 5:00 p.m., Eastern time, on the fifth business day prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. The sale price of any Rights sold to the Dealer Manager will be based upon the then-current market price for the Rights. The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent’s own funds pending distribution to each selling Record Date Shareholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be received by the Subscription Agent within three (3) business days of the sale and that the proceeds will then be remitted to the selling Record Date Shareholder within five (5) business days following the Expiration Date by the Subscription Agent.

If the Dealer Manager declines to purchase the Rights of a Record Date Shareholder that have been duly submitted to the Subscription Agent for sale, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent in such open market transactions throughout the subscription period. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent’s own funds pending distribution to the selling Record Date Shareholders. It is expected that the proceeds of such open market sales will be remitted by the Subscription Agent to the selling Record Date Shareholders within five (5) business days following the Expiration Date.

The Subscription Agent will also attempt to sell (either to the Dealer Manager or in open market transactions) all Rights that remain unclaimed as a result of subscription certificates being returned by the postal authorities to the

Subscription Agent as undeliverable as of the fifth business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales for the benefit of those non-claiming Common Shareholders until the proceeds are either claimed or revert to their state of residence.

There can be no assurance that the Subscription Agent will be able to complete the sale of any Rights, and neither the Fund nor the Subscription Agent have guaranteed any minimum sale price for the Rights. If a Record Date Shareholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights issued to that Record Date Shareholder pursuant to the Offer, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

Other Transfers. The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the instructions accompanying the subscription certificate. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred Rights. If this occurs, a new subscription certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond with the name as written upon the face of the subscription certificate in every particular, without alteration or enlargement or any other change. A signature guarantee will be required in connection with a transfer of rights. If required, a signature guarantee must be provided by an “eligible guarantor institution” (as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934 (the “1934 Act”)).

Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least ten business days prior to the Expiration Date for: (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by the new subscription certificate to be exercised or sold by the recipients of the subscription certificate. Neither the Fund nor the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if subscription certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by [  ], the information agent for the Offer (the “Information Agent”), the Subscription Agent and the Dealer Manager (which are expected to be paid from the proceeds of the Offer by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or transfer of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or other expenses will be paid by the Fund, the Information Agent, the Adviser, the Subscription Agent or the Dealer Manager. Rights holders who wish to purchase, sell, exercise or transfer Rights through a broker, bank or other party should first inquire about any fees and expenses that the holder will incur in connection with the transactions.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the primary subscription and the over-subscription may be effected through, the facilities of DTC or the Subscription Agent until 5:00 p.m., Eastern time, on the Expiration Date. Your broker, bank, trust company or other intermediary may impose a deadline for transferring Rights earlier than 5:00 p.m., Eastern time, on the Expiration Date.

Method for Exercising Rights

Rights are evidenced by subscription certificates that will be mailed to Record Date Shareholders (except as described under “—Requirements for Foreign Shareholders” below) or, if their Common Shares are held by Cede & Co., Loriot & Co. or any other depository or nominee on their behalf, to Cede & Co., Loriot & Co. or such other depository or nominee. Rights may be exercised by completing and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment in full at the estimated Subscription Price for the Common Shares subscribed for by the Expiration Date as described under “—Payment for Shares.” Rights may also be exercised by contacting your broker, banker, trust company or other intermediary, which can arrange, on your behalf, to guarantee delivery of a properly completed and executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the second business day after the Expiration Date. A fee may be charged for this service. Completed subscription certificates and payments must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date (unless delivery of subscription certificate is effected by means of a notice of guaranteed delivery as described below under “—Payment for Shares”) at the offices of the Subscription Agent at one of the addresses set forth below under “—Subscription Agent.” Your broker, bank, trust company or other intermediary may impose a deadline for transferring Rights earlier than 5:00 p.m., Eastern time, on the Expiration Date. Fractional Common Shares will not be issued upon exercise of Rights.

Shareholders who are Record Owners. Shareholders who are record owners of Common Shares can choose between either option set forth below under “—Payment for Shares.” If time is of the essence, option (2) will permit delivery of the subscription certificate after the Expiration Date.

Investors whose Common Shares are Held by a Nominee. Investors whose Common Shares are held by a nominee, such as a bank, broker, directors or other intermediary, must contact that nominee to exercise their Rights. In that case, the nominee will complete the subscription certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under “—Payment for Shares.”

Nominees. Nominees, such as banks, brokers, directors or depositories for securities, who hold Common Shares for the account of others should notify the respective beneficial owners of such Common Shares as soon as possible to ascertain those beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the Subscription Agent with the proper payment as described under “—Payment for Shares.”

Banks, brokers, directors and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner who is a Record Date Shareholder, as to the aggregate number of Rights exercised during the subscription period and the number of Common Shares subscribed for pursuant to the over-subscription privilege by the beneficial owner, and that the beneficial owner exercised all the Rights issued to it pursuant to the Offer.

Requirements for Foreign Shareholders. Subscription certificates will not be mailed to Foreign Shareholders whose addresses are outside the United States (for these purposes, the United States includes the District of Columbia and the territories and possessions of the United States). The Subscription Agent will send a letter via regular mail to Foreign Shareholders to notify them of the Offer. The Rights of Foreign Shareholders will be held by the Subscription Agent for their accounts until instructions are received to exercise the Rights. If instructions have not been received by 5:00 p.m., Eastern time, on October 10, 2019, five (5) business days prior to the Expiration Date (or, if the subscription period is extended, on or before the fifth business day prior to the extended Expiration Date), the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager declines to purchase the Rights, the Subscription Agent will attempt to sell such Rights in the open market. The net proceeds, if any, from the sale of those Rights will be remitted to those Foreign Shareholders.

Subscription Agent

[  ] [collectively] serve as the Subscription Agent for the Offer. The Subscription Agent will receive for its administrative, processing, invoicing and other services a project management fee, plus certain per transaction fees and reimbursement for all out-of-pocket expenses related to the Offer. The fees and expenses of the Subscription Agent are included in the fees and expenses of the Offer and therefore will be borne by the Fund and indirectly by all Common Shareholders, including those who do not exercise their Rights. Questions regarding the subscription certificates should be directed to the Information Agent. Shareholders may also subscribe for the Offer by contacting their broker dealer, trust company, bank or other nominee.

Completed subscription certificates must be sent together with proper payment of the estimated Subscription Price for all Common Shares subscribed for in the primary subscription and the over-subscription privilege (for Record Date

Shareholders) to the Subscription Agent by one of the methods described below. Alternatively, Rights holders may arrange for their financial intermediaries to submit notices of guaranteed delivery through DTC to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. The Fund will accept only properly completed and executed subscription certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern time, on the Expiration Date, or by the close of business on the second business day after the Expiration Date following timely receipt of a notice of guaranteed delivery. See “—Payment for Shares.”

Subscription Certificate Delivery Method	Address/Number
Notice of Guaranteed Delivery:	Send via email to: [ ]
First Class Mail Only (No Express Mail or Overnight Courier):	[ ]
Express Mail or Overnight Courier:	[ ]

The Fund will honor only subscription certificates received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date at one of the addresses listed above. Delivery to an address other than those listed above will not constitute good delivery.

Information Agent

The Information Agent for the Offer is [  ]. If you have questions or need further information about the Offer, please write the Information Agent at [  ], or call [  ]. Any questions or requests for assistance concerning the method of subscribing for Common Shares or additional copies of this prospectus or subscription certificates should be directed to the Information Agent. Common Shareholders may also contact their brokers or nominees for information with respect to the Offer.

The Information Agent will receive a fee for its services, plus reimbursement for all out-of-pocket expenses related to the Offer. The fees and expenses of the Information Agent are included in the fees and expenses of the Offer and therefore will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise their Rights.

Expiration of the Offer

The Offer will expire at 5:00 p.m., Eastern time, on October 17, 2019, unless the Fund extends the subscription period. Rights will expire on the Expiration Date and may not be exercised after that date. If the Fund extends the subscription period, the Fund will make an announcement as promptly as practicable. This announcement will be issued no later than [9:00 a.m., Eastern time], on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make this announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate this announcement other than by making a release to the Dow Jones News Service or any other means of public announcement as the Fund may deem proper.

Payment for Shares

Rights holders who wish to acquire Common Shares pursuant to the Offer may choose between the following methods of payment:

(1)                                 A Rights holder can send the properly completed and executed subscription certificate together with payment for the Common Shares subscribed for during the subscription period and, if eligible, for any additional Common Shares subscribed for pursuant to the over-subscription privilege, to the Subscription Agent based upon an estimated Subscription Price of $[  ] per Common Share. A subscription will be accepted when payment, together with the executed subscription certificate, is received by the Subscription Agent at one of the addresses set forth under “—Subscription Agent”; the payment and the properly completed and executed subscription certificate must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Common Shares into a segregated account of the Fund pending proration and distribution of Common Shares. A payment pursuant to this method must be in U.S. dollars by check drawn on a bank located in the United States, must be payable to “[  ]” and must accompany a properly completed and executed subscription certificate for such subscription to be accepted.

(2)                                 Alternatively, a subscription will be accepted by the Subscription Agent if, by 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery and payment of the full Subscription Price at the estimated Subscription Price for the Common Shares subscribed for during the subscription period and, if eligible, any additional Common Shares subscribed for pursuant to the over-subscription privilege by mail or email or otherwise from a bank, a trust company or an NYSE member guaranteeing delivery of a properly completed and executed subscription certificate. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed subscription certificate is received by the Subscription Agent by the close of business on the second business day after the Expiration Date.

On the confirmation date, which will be eight business days following the Expiration Date, a confirmation will be sent by the Subscription Agent to each Rights holder exercising its Rights (or, if a Rights holder’s Common Shares are held by DTC or any other depository or nominee, to DTC and/or that other depository or nominee) showing (i) the number of Common Shares acquired during the subscription period, (ii) the number of Common Shares, if any, acquired pursuant to the over-subscription privilege, (iii) the per Common Share and total purchase price for the Common Shares and (iv) any additional amount payable to the Fund by the Rights holder or any excess to be refunded by the Fund to the Rights holder, in each case based on the Subscription Price as determined on the Expiration Date. Any additional payment required from a Rights holder must be received by the Subscription Agent within ten business days after the confirmation date (November 7, 2019, unless the subscription period is extended). Any excess payment to be refunded by the Fund to a Rights holder will be mailed by the Subscription Agent to such Rights holder as promptly as practicable. All payments by a Rights holder must be in U.S. dollars by personal check drawn on a bank located in the United States and payable to “[  ].”

Whichever of the two methods described above is used, issuance and delivery of the Common Shares subscribed for are contingent upon actual payment for such Common Shares. No certificates will be issued or delivered with respect to Common Shares issued and sold in the Offer.

Rights holders who have exercised their Rights will have no right to rescind their subscription after receipt of the completed subscription certificate together with payment for Common Shares by the Subscription Agent, except as described under “—Notice of Net Asset Value Decline” below.

If a Rights holder who acquires Common Shares during the subscription period or pursuant to the over-subscription privilege (for Record Date Shareholders) does not make payment of any amounts due by the Expiration Date or a notice of guaranteed delivery, the Fund reserves the right to take any or all of the following actions through all appropriate means: (i) find other Record Date Shareholders for the subscribed and unpaid-for Common Shares; (ii) apply any payment actually received by the Fund toward the purchase of the greatest whole number of Common Shares that could be acquired by the Rights holder upon exercise of such Rights acquired during the subscription period or pursuant to the over-subscription privilege; and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Common Shares.

The method of delivery of completed subscription certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of exercising Rights holders, but if sent by mail it is recommended that such forms and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment by 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, exercising Rights holders are strongly urged to submit their payment as soon as possible.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, which determinations will be final and binding. The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until substantially all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Notice of Net Asset Value Decline

The Fund has, pursuant to the SEC’s regulatory requirements, undertaken to suspend the Offer until the Fund amends this prospectus if, after [  ], 2019 (the effective date of the Fund’s registration statement relating to this Offer), the Fund’s NAV declines more than 10% from the Fund’s NAV as of that date. In that event, the Expiration Date will be extended and the Fund will notify Record Date Shareholders of any such decline and permit Rights holders to cancel their exercise of Rights.

Delivery of Shares

Participants in the Fund’s Dividend Reinvestment Plan (as defined below) will have any Common Shares acquired pursuant to the Offer credited to their shareholder dividend reinvestment accounts in the Dividend Reinvestment Plan. Common Shareholders whose Common Shares are held of record by DTC or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any Common Shares acquired during the subscription period credited to the account of DTC or other depository or nominee. No certificates will be issued or delivered with respect to Common Shares issued and sold in the Offer.

U.S. Federal Income Tax Consequences

The following is a general summary of the U.S. federal income tax consequences of the Offer to Record Date Shareholders and other Rights holders who are U.S. persons as defined below. The following summary supplements the discussion set forth in this Prospectus and the accompanying SAI under the headings “Material U.S. Federal Income Tax Considerations” and is subject to the qualifications and assumptions set forth therein. Please refer to such discussion for a general description of the U.S. federal income tax consequences of investing in Common Shares.

The summary below is based upon the Code, Treasury regulations promulgated thereunder (“Treasury regulations”), judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations possibly with retroactive effect. The discussion does not address all of the tax consequences that may be relevant to a particular Record Date Shareholder or other Rights holder, including those subject to special treatment under U.S. federal income tax laws such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, foreign persons, or persons holding Rights or Common Shares as part of a straddle or conversion transaction. This discussion is limited to Record Date Shareholders and other Rights holders that hold Common Shares as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Holders of Rights on the Record Date should consult their tax advisors as to the U.S. federal income tax consequences of the Offer that are relevant to their particular situations, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this discussion, a U.S. person is a beneficial owner of Rights that is:

•                                          an individual who is a citizen or resident of the U.S.;

•                                          a corporation or other entity treated as a corporation that is created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

•                                          a trust if a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•                                          an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source.

If a partnership (or any other entity or arrangement treated as a partnership or other pass-through entity for U.S. federal income tax purposes) holds a Right, the U.S. federal income tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership. Partners and partnerships holding Rights should consult their tax advisors concerning the U.S. federal income and other tax consequences relevant to their particular situation.

Issuance of Rights, Basis and Holding Period. Record Date Shareholders should not recognize taxable income in connection with the receipt of a Right pursuant to the Offer, provided that the distribution does not have the result of causing some Record Date Shareholders to receive an increase in their proportionate interest in the assets or earnings and profits of the Fund and other Record Date Shareholders to receive cash or property. The distribution of the Rights in the Offer should not have the effect of causing some Record Date Shareholders to receive an increase in their proportionate interest in the assets or earnings and profits of the Fund and other Record Date Shareholders to receive cash or property. Therefore, no income should be recognized by any Record Date Shareholders in connection with the issuance of the Rights pursuant to the Offer.

Except as provided in the following sentence, the basis of a Right received by a Record Date Shareholder will be zero and the basis of the Common Share with respect to which the Right was issued (the “Old Common Share”) will remain unchanged. The Record Date Shareholder must allocate a portion of the basis of the Old Common Share to the Right in proportion to their respective fair market values on the date of distribution if (i) either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the Old Common Share on that date, or (b) the Record Date Shareholder affirmatively elects (in the manner set out in Treasury regulations) to allocate to the Right a portion of the basis of the Old Common Share and (ii) the Right does not expire unexercised in the hands of the Record Date Shareholder (i.e., the Record Date Shareholder either exercises or sells the Right following its issuance).

The basis of a Right purchased in the market will generally be its purchase price.

The holding period of the Rights received in the Offer will include the Record Date Shareholder’s holding period for the Common Shares with respect to which the Rights were issued.

Expiration of the Rights. Record Date Shareholders who receive Rights in the Offer with respect to their Common Shares and who allow such Rights to expire unexercised will not recognize any gain or loss, and no adjustment will be made to the basis of the holder’s Common Shares.

If a Right that has been purchased in the market expires unexercised, the holder will recognize a loss equal to the basis of the Right. If the Right was held as a capital asset, loss on the expiration of the Right generally will be a capital loss. The deductibility of capital losses is subject to a number of limitations under the Code.

Sale of the Rights. Upon the sale of a Right, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and the seller’s basis in the Right. Any gain or loss on the sale of a Right will be capital gain or loss if the Right is held as a capital asset (which in the case of Rights issued to Record Date Shareholders will depend on whether the Old Common Share is held as a capital asset), and will be a long-term capital gain or loss if the holding period of the Right, as determined under the discussion herein, is deemed to exceed one year at the time of the disposition.

Exercise of the Rights, Basis and Holding Period of Acquired Shares. No gain or loss will be recognized by a Rights holder upon the exercise of a Right, and the basis of any Common Share acquired upon exercise of the Right (the “New Common Share”) will equal the sum of the (i) basis, if any, of the Right and (ii) the Subscription Price for the New Common Share. The holding period for the New Common Share acquired through exercise of the Right will begin on the date of exercise of the Right (or, in the case of a Right purchased in the market, potentially the day after the date of exercise).

Plans (as defined below) and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code.

Employee Benefit Plan Considerations

Common Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans, each, an ERISA Plan), Keogh plans of self-employed individuals, Individual Retirement Accounts (“IRAs”) and other plans subject to Section 4975 of the Code (each a “Plan” and collectively, the “Plans”) should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) made in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Plans contemplating the receipt of additional cash contributions to exercise Rights should consult with their counsel prior to receiving or using such contributions. In addition, if any portion of an IRA is used as security for a loan to the individual for whose benefit the IRA is established, the portion so used is also treated as distributed to such individual.

Each fiduciary of a Plan should consider, to the extent applicable, the fiduciary standards of ERISA and the Code in the context of the Plan’s particular circumstances before making any decision regarding the exercise or other disposition of rights, and any investment in Common Shares as a consequence thereof. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Plan or the management or disposition of the assets of a Plan, or who renders investment advice for a fee or other compensation to a Plan, is generally considered to be a fiduciary of the Plan. Accordingly, among other factors, the fiduciary should consider whether the exercise and investment, or any disposition, would satisfy the prudence and diversification requirements of ERISA, to the extent applicable, and would be consistent with its fiduciary responsibilities, and the documents and instruments governing the Plan.

Prohibited transactions may arise under ERISA and Section 4975 of the Code in connection with exercises or transfers of Rights, including to the extent the Fund, the Adviser, the Dealer Manager or certain of their respective affiliates or other parties involved with the Offer might be considered a “party in interest” or a “disqualified person” with respect to a Plan, unless made pursuant to an available statutory, regulatory, individual or class exemption. In this regard the U.S. Department of Labor has issued prohibited transaction class exemptions that may apply. There can be no assurance that any such class exemption, or any other exemption, would apply, or that all of the conditions of an exemption would be satisfied, with respect to all otherwise prohibited transactions involving Rights or any Common Shares obtained pursuant to any Rights.

Governmental plans, certain church plans and non-U.S. plans may not be subject to the prohibited transaction provisions of ERISA or the Code but may be subject to similar laws (“Similar Laws”). Fiduciaries of any such plans should consult with counsel before exercise or transfer of Rights.

Because of the foregoing, the person making the decision (the “fiduciary”) on behalf of a Plan or a governmental, church or foreign plan will be deemed to represent on behalf of itself and the Plan that the exercise or other disposition of the Rights (and the investment in Common Shares pursuant to any exercise) will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or any applicable Similar Law. In addition, the fiduciary making any decision on behalf of a Plan to exercise or transfer Rights will be deemed to have represented, warranted and acknowledged that neither the Fund nor the Adviser, nor any of their respective affiliates or agents has provided or will provide advice in a fiduciary capacity with respect to the exercise or disposition of Rights by the Plan.

Due to the complexity of these rules and the penalties for non-compliance, Plans should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $[  ]. This figure is based on the estimated Subscription Price per Common Share of $[  ] and assumes all Common Shares offered are sold and that the Dealer Manager fee and other expenses related to the Offer, such other expenses being estimated at approximately $[  ], are borne by the Fund.

The Fund intends to invest the net proceeds of the Offer in accordance with its investment objective and policies as stated in the prospectus, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. After the conclusion of this Offer, the CV team will invest a portion of the assets in private-credit/loan instruments and the AFI team will transition the AFI Sleeve to its FFI strategy. The Fund will vary its allocation to equities and fixed income over time as a function of the opportunity set based on the CV team’s evaluation of available investment opportunities. The Adviser anticipates that the Fund will be able to invest substantially all of the net proceeds of the Offer in accordance with its investment objective and policies within three months after the completion of the Offer; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Pending such investment, it is anticipated that the proceeds will be invested in temporary investments.

PRICE RANGE OF COMMON SHARES

The following table sets forth, for the quarters indicated, the high and low sale prices on the NYSE per share of our Common Shares and the NAV and the premium or discount from NAV per share at which the Common Shares were trading, expressed as a percentage of NAV, at each of the high and low sale prices provided.

	Market Price		Corresponding NAV Per Share		Corresponding Premium or (Discount) as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low
June 30, 2019	$37.20	$34.65	$43.12	$40.34	(14.16)%	(12.75)%
March 31, 2019	$36.50	$32.55	$41.57	$37.32	(13.87)%	(11.90)%
December 31, 2018	$40.10	$31.25	$45.47	$36.60	(15.54)%	(9.62)%
September 30, 2018	$40.86	$39.56	$46.15	$44.31	(12.28)%	(10.35)%
June 30, 2018	$40.75	$39.20	$45.40	$43.83	(11.11)%	(9.14)%
March 31, 2018	$42.71	$39.36	$47.52	$43.83	(11.52)%	(9.31)%
December 31, 2017	$41.22	$39.61	$45.36	$44.12	(11.15)%	(8.72)%
September 30, 2017	$40.22	$38.65	$44.12	$43.08	(10.75)%	(8.84)%
June 30, 2017	$38.74	$37.33	$43.36	$41.95	(11.91)%	(10.12)%
March 31, 2017	$37.91	$35.95	$43.13	$41.12	(12.97)%	(11.19)%

The last reported price for our Common Shares on August 20, 2019 was $35.82 per share. As of August 20, 2019 the NAV per share of the Fund’s Common Shares was $41.57. As of August 20, 2019, the Fund had outstanding 8,476,467 Common Shares.

THE FUND

Source Capital, Inc. is a publicly traded, closed-end diversified management investment company registered under the 1940 Act. The Fund was organized as a Delaware corporation on June 24, 1968, and commenced operations soon after in 1968. The Fund’s principal office is located at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, and its telephone number is (800) 983-4372 or (310) 473-0225.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

Investment Objective

The Fund’s investment objective, which cannot be changed without shareholder approval, is to seek maximum total return for Common Shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital.  This means that the Fund does not invest in securities offering higher current yields or the greatest opportunities for capital appreciation if it is perceived that such investment would create undue risk of loss of capital. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

Investment Strategies

The Fund strives to accomplish its investment objective over a full market cycle, which the Adviser generally considers to be five to seven years.

The Fund employs a balanced strategy using stocks and bonds to try to meet this goal. The Fund is co-managed by two of the Adviser’s portfolio management teams: FPA Contrarian Value and FPA Absolute Fixed Income teams. Generally, 50%-70% of the Fund’s assets will be allocated to the sleeve of the Fund managed by the CV team. The CV team currently invests the assets allocated to the CV Sleeve in equity securities.  After the conclusion of this Offer, the CV team will invest the majority of the Fund’s assets allocated to the CV Sleeve in equity securities and will invest a minority of the assets in this sleeve in private-credit/loan instruments. The Fund may achieve exposure to private-credit/loan instruments by origination, purchase on the secondary market, or by investing in a fund that holds these instruments. Generally, 30%-50% of the Fund’s assets will be allocated to the sleeve of the Fund managed by the AFI team. The AFI team currently invests the assets allocated to the AFI Sleeve in fixed income securities in accordance with the AFI strategy. After the conclusion of this Offer, the AFI team will transition this fixed income sleeve to its FFI strategy. The FFI strategy has a higher long-term total return goal than the AFI strategy, and over time may have a higher average current income. The Fund will vary its allocation to equities and fixed income over time as a function of the opportunity set based on the CV team’s evaluation of available investment opportunities. The Fund invests in public equities of large businesses from around the world, private-credit/loan instruments, and in fixed income securities, both investment and non-investment grade. The portfolio managers utilize an investment philosophy that is consistent with the Adviser’s overall value-oriented strategies.

CV Objective

The equity sleeve of the Fund will be managed in a fashion consistent with the principles of the FPA CV strategy. The portfolio managers seek for the CV Sleeve to generate market-beating returns over the long-term while taking similar risk than the market and avoiding permanent impairment of capital on the total portfolio. With a larger-capitalization and global focus, the portfolio managers consider the S&P 500 Index and MSCI ACWI Index to be appropriate benchmarks.

CV Investment Philosophy—Absolute Value Investing

The CV team invests in positions that it believes offer a compelling economic risk/reward proposition on an absolute basis. The CV team seeks to purchase a stock at a substantial discount to that company’s worth or intrinsic value. The CV team’s flexible mandate allows pursuit of an “absolute” path to value investing, in which success is measured by positive returns.

The CV team believes it can produce attractive returns based on the following factors:

•                  A flexible mandate, allowing the team to invest in a variety of industries and geographies while frequently holding cash and greatly enhancing the likelihood of an equity-like return with less risk over the long term;

•                  Long-term focus, which the team thinks of as generally five to seven years;

•                  Macro-economic considerations, which the team believes is relatively rare among value investors; and

•                  Targeting stocks with advantageous upside/downside characteristics, whereby the team uses due diligence and, in some cases, differentiated knowledge to seek asymmetric payoffs to low risks.

CV Investment Process

The CV team finds opportunities for the Fund in the following types of equities that generally have market values greater than $10 billion at the time of purchase:

•                  Businesses with great competitive strength, positive balance sheets and shareholder-centric management;

•                  Businesses that the team’s assessment believes will have a 3:1 ratio of potential gain to potential loss;

•                  Businesses about which the team has identified certain catalysts expected to have a positive impact, such as operational turnarounds, balance sheet optimization and corporation action; and

•                  Businesses that the team believes have disparate parts whose aggregate value exceed its current stock price.

AFI Income Objective

The AFI Sleeve of the Fund will adhere to the principles of the FPA AFI strategy, which seeks to provide long-term total return, which includes income and capital appreciation, while considering capital preservation.

AFI Investment Philosophy/FFI Investment Philosophy

The AFI team adheres to the following principles:

•                  Absolute return: the team considers positions that meet fundamental research criteria, not a position’s opportunity relative to other alternatives;

•                  Flexible mandate: the team is not restricted to any one benchmark or index, is not limited to certain types or durations of fixed income assets and may hold cash in the absence of attractive investment opportunities;

•                  Long-term focus: the team expects to hold investments to maturity unless fundamental valuation parameters change and considers its investment time horizon to be three to five years;

•                  Alignment of interest: the team invests alongside investors in the team’s strategy;

•                  Strict risk/reward parameters: the team considers risk of permanent loss and margins of safety as critical elements; and

•                  Independent decision making: the team believes it is independent in its decision-making.

AFI Income Investment Process

The AFI strategy seeks to invest in individual securities that adequately compensate for the potential risk of permanent capital loss and that meet the objectives described above. The team starts with 100% cash, then adds individual investments that meet the AFI strategy’s risk/reward criteria. As a result, cash is the residual of the team’s investment process.

In applying its investment process to fixed income, the team divides the bond market into two segments:

•                  High-Quality - (Securities rated A and above). Price movement in high-quality bonds is closely linked to macroeconomic factors such as the level of interest rates and inflation, as well as economic cycles and monetary and fiscal policy. Nevertheless, though duration is a primary driver of returns (both near term and long term), the team does not ignore credit risk. Instead, the team seeks to understand bond-specific and sector-specific credit risk. The investment process seeks to identify high-quality bonds that meet the absolute return criteria of compensating for the risk of permanent capital loss while also providing limited exposure to near-term price movements caused by macroeconomic factors.

•                  Credit-Sensitive - (Securities rated BBB and below). Price movement in credit-sensitive bonds is primarily linked to the credit quality of the issuer and the issuer’s willingness and ability to meet its contractual interest and principal payments. As such, though the team evaluates duration risk, the team focuses its research on understanding credit risk.

The AFI strategy may invest up to 75% of the AFI Sleeve’s total assets in securities rated less than “A” (or its equivalent) by a nationally recognized statistical rating organization (“NRSRO”).  If the security is rated by more than one NRSRO, the lowest rating shall be utilized.  “A,” “BBB,” or equivalent includes the plus (+) or minus (-) within the rating category.

The AFI strategy may invest up to 25% of the AFI Sleeve’s total assets in: (i) non-US dollar denominated securities of US and non-US issuers; and (ii) US dollar denominated securities of non-US issuers.  An issuer is generally classified as non-US if it is domiciled outside of the US and derives a significant amount of its assets, revenues, or operating profits from non-US countries.  Conversely, an issuer domiciled outside of the US is generally classified a US issuer if a significant amount of its assets, revenues, or operating profits is US based. Determination of whether an issuer is a non-US issuer is made by the portfolio managers in their discretion.

The AFI strategy may invest up to 10% of the AFI Sleeve’s total assets in preferred shares, including convertible preferred shares.

The AFI strategy may invest up to 5% of the AFI Sleeve’s total assets in derivatives, ETFs and currencies not used for hedging purposes and uncovered (naked) short positions.  For the avoidance of doubt, options, futures, swaps, other derivatives, ETFs and securities sold short are excluded from the 5% limit to the extent such investments are used for hedging purposes to seek to minimize the impact of losses to one or more investments.

The AFI strategy expects to manage the AFI Sleeve such that the average duration remains positive and they will not borrow to enhance returns.

The AFI Sleeve’s duration, sector allocation and yield are the cumulative result of the individual, bond-specific investment decisions made consistent with the process described above.

FFI Objective

The FFI strategy seeks to provide long-term total return, which includes income and capital appreciation, while considering capital preservation.

FFI Investment Philosophy

The FFI strategy adheres to same principles as the AFI investment philosophy.

FFI Investment Process

The FFI strategy seeks to invest in individual securities that adequately compensate for the potential risk of permanent capital loss and that meet the objectives described above. The team starts with 100% cash, then adds individual investments that meet the FFI strategy’s risk/reward criteria. As a result, cash is the residual of the team’s investment process.

In applying its investment process to fixed income, the team divides the bond market into two segments:

•      High-Quality - (Securities rated A and above). Price movement in high-quality bonds is closely linked to macroeconomic factors such as the level of interest rates and inflation, as well as economic cycles and monetary and fiscal policy. Nevertheless, though duration is a primary driver of returns (both near term and long term), the team does not ignore credit risk. Instead, the team seeks to understand bond-specific and sector-specific credit risk. The investment process seeks to identify high-quality bonds that meet the absolute return criteria of compensating for the risk of permanent capital loss while also providing limited exposure to near-term price movements caused by macroeconomic factors.

•      Credit-Sensitive - (Securities rated BBB and below). Price movement in credit-sensitive bonds is primarily linked to the credit quality of the issuer and the issuer’s willingness and ability to meet its contractual interest and principal payments. As such, though the team evaluates duration risk, the team focuses its research on understanding credit risk.

The FFI strategy may invest up to 75% of the FFI Sleeve’s total assets in: (i) non-U.S. dollar denominated securities of U.S. and non-U.S. issuers; and (ii) U.S. dollar denominated securities of non-U.S. issuers. An issuer is generally classified as non-U.S. if it is domiciled outside of the United States and derives a significant amount of its assets, revenues, or operating profits from non-U.S. countries. Conversely, an issuer domiciled outside of the U.S. is generally classified a U.S. issuer if a significant amount of its assets, revenues, or operating profits is U.S. based. Determination of whether an issuer is a non-U.S. issuer is made by the portfolio managers in their discretion.

The FFI strategy maintains at least 25% of the FFI Sleeve’s total assets in securities rated less than “A” (or its equivalent) by a nationally recognized statistical rating organization (“NRSRO”). If the security is rated by more than one NRSRO, the lowest rating shall be utilized. “A,” “BBB,” or equivalent includes the plus (+) or minus (-) within the rating category.

The FFI strategy may invest up to 10% of the FFI Sleeve’s total assets in preferred shares, including convertible preferred shares.

The FFI strategy may invest up to 5% of the FFI Sleeve’s total assets in derivatives, exchange-traded funds (“ETFs”) and currencies not used for hedging purposes and uncovered (naked) short positions. For the avoidance of doubt, options, futures, swaps, other derivatives, ETFs and securities sold short are excluded from the 5% limit to the extent such investments are used for hedging purposes to seek to minimize the impact of losses to one or more investments.

Unlike an open-ended fund, which needs to maintain liquidity for investor redemptions, the Fund may take advantage of the lack of daily in/outflows due to the Fund’s closed-end nature. Consequently, the Fund may hold less cash and cash equivalents than it might otherwise hold if it were an open-end fund. In addition, the Fund may opportunistically own more “illiquid” assets (as defined by the SEC) and more assets that have greater near-term price volatility (including, but not limited to, interest-only securities).

The AFI team monitors each investment in the portfolio to ensure that its fundamental performance is consistent with its investment thesis. In addition, as interest rates and spreads change, the team reviews each holding to ensure that it continues to offer adequate compensation for credit risk and duration risk. To the extent that an investment’s fundamental performance is inconsistent with the team’s expectations and/or an investment no longer offers the Fund adequate returns for the credit risk or duration risk, the team will seek to reduce or eliminate the Fund’s exposure to that investment.

Additional Information about Principal Investment Strategies

To pursue the Fund’s investment objective, the portfolio managers generally invest the Fund’s assets in common stocks and other securities of international and U.S. companies and a diversified portfolio debt securities, cash and cash equivalents, including but not limited to the following securities. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.

Fixed Income Instruments. The Fund may invest in fixed income instruments, such as high yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed income bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure. Fixed income instruments may be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed income instruments usually yield more than government or agency bonds due to the presence of credit risk.

Equity Securities. Equity securities represent ownership shares in a company, and include securities that convey an interest in, may be converted into or give holders a right to purchase or otherwise acquire such ownership shares in a company.

Common Stock. Common stocks represent shares of ownership in a company. After other company obligations are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts (which are certificates evidencing ownership of securities of a non-U.S. issuer).

Preferred Stock. Preferred stock is typically subordinated to an issuer’s senior debt, but senior to the issuer’s common stock. Typically, preferred stock is structured as a long-dated or perpetual bond that distributes income on a regular basis. Issuers are permitted to skip (“non-cumulative” preferred stock) or defer (“cumulative” preferred stock) distributions. Preferred stock may be convertible into common stock and may contain call or maturity extension features.

Warrants. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Non-U.S. Securities. The Fund may invest in securities of U.S.-dollar denominated non-U.S. issuers traded in the United States and in non-U.S. currency-denominated securities of non-U.S. issuers. For purposes of this prospectus, non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside the U.S. or traded on non-U.S. exchanges, but the portfolio managers may make a different designation in certain circumstances. The non-U.S. issuers that the Fund may invest in include issuers with significant exposure to countries with developing economies and/or markets.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers’ acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which the Fund purchases a security from a dealer counterparty and agrees to resell the security on a specified future date at the same price, plus a specified interest rate.

U.S. Government Securities. The U.S. government sector includes fixed income securities issued by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury and U.S. government agency securities, mortgage pass-through securities, including Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), and agency mortgage-backed securities.

Mortgage-Backed Securities. In addition to the U.S. government mortgage-pass through securities described above, the mortgage sector includes non-agency mortgage-backed securities, such as CMOs, commercial-mortgage backed securities, residential mortgage-backed securities and single-and multi-class pass-through securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property.

Stripped Securities. Some of the U.S. government and non-agency mortgage-pass through and mortgage-backed securities in which the Fund invests are “stripped securities” i.e., they represent distributions of a specific source of cash flow on a pool of mortgage assets (e.g. interest payments, principal payments, prepayment penalties). The Fund may invest in stripped securities which can be highly sensitive to the rate of principal payments on the underlying mortgage securities. Stripped securities can produce higher yields than more traditional securities. However, stripped mortgage securities are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile.

Asset-Backed Securities. Asset-backed securities are bonds issued through special purpose vehicles and backed by pools of loans, other receivables or other assets. Asset-backed securities are created from many types of assets, such as home equity loans, auto loans, student loans and credit card receivables. The credit quality of an asset-backed security depends on the quality and performance of the underlying assets and/or the level of any credit support provided by the securitization structure. The proportions of the Fund’s portfolio invested in various types of asset-backed securities will depend on many factors, including the portfolio managers’ appraisal of the economy, yield, credit quality, macroeconomic factors and capital appreciation potential, among others. To the extent the Fund focuses its investments in a particular type of asset-backed security, it may be more susceptible to economic conditions and risks affecting the type of asset-backed security.

Corporate Debt Securities. The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by non-U.S. corporations and governments. Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or “call” the security before its maturity.

Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political subdivisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government-related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by such an issuer, there may be few or no effective legal remedies for collecting on such debt.

Below Investment Grade Instruments. The Fund may invest in instruments that are classified as “higher-yielding” (and, therefore, higher-risk) investments. In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated instruments determined by the Adviser to be appropriate investments for the Fund. While generally providing greater income and opportunity for gain, non-investment grade debt securities and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a high risk of default. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities and similar instruments often are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of Borrowers issuing such securities and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the interest rate of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher interest rate. This higher interest rate is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the Fund’s relative share price volatility.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

Repurchase Agreements. Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA or A by Standard & Poor’s) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

Covered Bonds. Covered bonds are debt securities issued by banks and are secured by collateral, typically mortgages. In the event of a default, bondholders also have an unsecured claim against the issuing bank if the underlying collateral is insufficient to repay amounts owing in respect of the bonds.

Zero Coupon Securities. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund does not receive any cash interest on such bonds until the bond matures, but the interest on these securities is accrued as income. Similarly, the inflation accretion income recorded on inflation-indexed notes is not received until maturity. The Internal Revenue Code requires the Fund to distribute such income to its shareholders. Thus, the Fund may have to dispose of securities when it might not want to in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

Temporary Investments. During temporary defensive periods, including during the period when the proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objective and investment strategies. During such periods, the Fund may invest all or a portion of its assets in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash and cash equivalents. The short- and medium-term debt securities in which the Fund may invest include (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) money market instruments.

As part of its normal operations, the Fund may hold cash or invest a portion of its portfolio in short-term interest bearing U.S. dollar denominated securities, pending investments. Investments in such short-term debt securities can generally be sold easily and have limited risk of loss, but earn only limited returns.

The portfolio managers’ emphasis on a value-oriented investment approach could result in a portfolio that does not reflect the national economy, differs significantly from broad market indices and consists of securities considered by the average investor to be unpopular or unfamiliar.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of purchase. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not principal investment strategies and are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

LEVERAGE

The Fund may utilize financial leverage for investment purposes (i.e., to purchase additional portfolio securities consistent with the Fund’s investment objective and strategies). Although the Fund may use leverage as discussed below, there can be no assurance that the Fund will utilize financial leverage or that, if utilized, the Fund will be successful during any period in which leverage is employed. Generally speaking, if the Fund can invest the proceeds from financial leverage in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the Common Shareholders would have a net benefit.

The Fund’s ability to use leverage is limited by a fundamental investment restriction, which states that the Fund shall not issue any senior securities (as defined by the 1940 Act) except the Preferred Stock; or borrow in excess of 5% of the value of its total assets, or pledge its assets to an extent greater than 10% of the value of its total assets; provided that any borrowing must be from banks and must be undertaken only as a temporary measure for extraordinary or emergency purposes. The Fund’s use of financial leverage may not be changed without notice to the Fund’s Common Shareholders and is more restrictive than the restrictions imposed by the 1940 Act.

Under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. With respect to asset coverage for Preferred Stock, under the 1940 Act, the Fund is not permitted to issue Preferred Stock unless immediately after such issuance the NAV of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Stock (i.e., such liquidation value may not exceed 50% of the Fund’s total net assets (less the Fund’s obligations under senior securities representing indebtedness)). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such distribution, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If the Fund uses a combination of borrowing (including notes and other securities representing indebtedness) and issuing Preferred Stock, the maximum asset coverage required would be between 300% and 200% depending on the relative amounts of borrowings and Preferred Stock.

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. There is a risk that fluctuations in the distribution rates on any outstanding Preferred Stock or notes may adversely affect the return to the holders of the Common Shares. If the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Fund in its reasonable judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Fund’s investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per common share to a greater extent than if the Fund were not leveraged. The use of leverage by the Fund may magnify the Fund’s losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund’s equity in its portfolio or a Common Shareholder’s equity in the Fund. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s total net assets, which include proceeds from leverage. As discussed under “Description of Capital Structure,” if Preferred Stock are used, holders of Preferred Stock will have rights to elect a minimum of two directors. This voting power may negatively affect Common Shareholders, and the interests of holders of Preferred Stock may otherwise differ from the interests of Common Shareholders. Any directors elected by preferred shareholders will represent both Common Shareholders and holders of Preferred Stock. Such directors may have a conflict of interest when the interests of Common Shareholders differ from those of holders of Preferred Stock.

Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of Preferred Stock or notes involves offering expenses and other costs and may limit the Fund’s freedom to pay distributions on Common Shares or to engage in other activities. All costs of offering and servicing any of the leverage methods the Fund may use will be borne entirely by the Fund’s Common Shareholders. The interests of persons with whom the Fund enters into leverage arrangements (such as bank lenders, note holders and preferred shareholders) will not necessarily be aligned with the interests of the Fund’s Common Shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s Common Shareholders. Leverage creates an opportunity for a greater return per common share, but at the same time it is a speculative technique that will increase the Fund’s exposure to capital risk.

In connection with a credit facility, any lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets. Similarly, to the extent the Fund issues Preferred Stock or notes, the Fund currently intends to seek an AAA or equivalent credit rating from one or more NRSROs on any Preferred Stock or notes it issues and the Fund may be subject to fees, covenants and investment restrictions required by the NRSRO as a result. Such covenants and restrictions imposed by a NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objective and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Fund intends to “cover” its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. When the Fund is a seller of a credit default swap, the Fund will segregate assets to cover the full notional value of any obligation under the credit default swap. The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

The Fund’s willingness to utilize leverage, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

The Fund currently does not use leverage and does not have any senior securities outstanding.

If the Fund uses leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use leverage because the fees paid are calculated based on total net assets, which includes assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Common Shareholders, as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Adviser’s assessment of the yield curve, interest rate trends, market conditions and other factors. See “Summary of Common Shareholder Fees and Expenses.”

RISK FACTORS

An investment in the Fund’s Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in the prospectus. If any of these risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of the Fund’s Common Shares could decline significantly and you could lose all or a part of your investment.

Risks Relating to the Offer

Dilution Risk

As a result of this Offer, it is anticipated that even if you fully exercise your Rights, you should expect to incur immediate economic dilution and, if you do not exercise all of your Rights, you will incur voting dilution. Further, both the sales load and the expenses associated with the Offer paid by the Fund will immediately reduce the NAV of each Common Shareholder’s Common Shares. To the extent that the number of Common Shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund’s net assets, you will, at the completion of the Offer, experience immediate dilution of NAV. The percentage increase in Common Shares outstanding that will occur if all the Rights are exercised is 33 1/3%. In addition, if the Subscription Price for the Offer is less than the Fund’s NAV per Common Share as of the Expiration Date, you would experience additional immediate dilution of NAV as a result of the Offer. If the Subscription Price is substantially less than the current NAV per Common Share at the expiration of the Offer, such dilution could be substantial. It is anticipated that the existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. In addition, whether or not you exercise your Rights, you will experience a dilution of NAV of the Common Shares because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel and independent registered public accounting firm). This dilution of NAV will disproportionately affect Common Shareholders who do not exercise their Rights. The Fund cannot state precisely the amount of any decrease because it is not know at this time how many Common Shares will be subscribed for or what the NAV or market price of the Fund’s Common Shares will be on the Expiration Date or what the Subscription Price will be. For example, based on the Fund’s NAV and market price of the Common Shares on October 17, 2019 and on each of the four (4) preceding trading days, the Subscription Price would be less than NAV and there would be dilution. Assuming full exercise of the Rights being offered at the Subscription Price and assuming that the Expiration Date was October 17, 2019, it is estimated that the per Common Share dilution resulting from the Offer would be $[  ] per Common Share or [  ]%.

Example of Dilution to NAV Resulting from the Offer

(a) NAV per Common Share (as of [ ])	$	[	]
(b) Total net assets (as of [ ])	$	[	]
(c) Estimated reduction in current NAV per Common Share resulting from the Offer (“per share dilution”)(1)(2)	$	[	]
(d) Estimated percentage reduction in current NAV per Common Share resulting from the Offer(1)(3)	[		]%

(1) Assumes full exercise of the Rights being offered, that the Expiration Date was [  ], 2019, that all of the Common Shares are sold at the estimated Subscription Price of $[  ] and deducts all expenses related to the issuance of the Common Shares in the Offer.  The Fund, not investors, pays the sales load, which is ultimately thus borne by all Common Shareholders.

(2) Item (c) was calculated by subtracting the Fund’s estimated NAV per Common Share immediately following the completion of the Offer from the Fund’s NAV per Common Share (as of [  ]).  The Fund’s estimated NAV per Common Share immediately following the completion of the Offer was estimated (using the assumptions described in note (1) above) by dividing the estimated NAV of the Fund immediately following the Offer by the estimated total number of Common Shares outstanding immediately following the completion of the Offer.

(3) Item (d) was calculated by dividing Item (c) by Item (a).

There can be no assurance that the dilution will be limited to the amounts shown in the table above.  The final amounts of such dilution may be greater than those estimated due to many factors, including the Fund’s market price and NAV at the time of completion of the Offer and the level of participation in the Offer.

In addition to the economic dilution described above, if you do not exercise all of your Rights, you will incur voting dilution as a result of this Offer. This voting dilution will occur because you will own a smaller proportionate interest in the Fund after the Offer than you owned prior to the Offer.

The fact that the Rights are transferable may reduce the effects of dilution as a result of the Offer. Rights holders can transfer or sell their Rights. The cash received from the sale of Rights may be viewed as partial compensation for any possible dilution. There can be no assurances, however, that a market for the Rights will develop or that the Rights will have any value in that market.

Increase in Share Price Volatility; Decrease in Share Price

The Offer may result in an increase in trading of the Common Shares, which may increase volatility in the market price of the Common Shares. The Offer may result in an increase in the number of Common Shareholders wishing to sell their Common Shares, which would exert downward price pressure on the price of Common Shares.

Under-Subscription

It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the net proceeds of the Offer and whether the Fund achieves any benefits.

Risks of Acquiring Rights to Purchase Common Shares

Shares of closed-end funds such as the Fund frequently trade at a discount to NAV. Since inception, the Fund’s Common Shares have frequently traded at a discount in relation to NAV. See “Description of Capital Structure—Common Shares.” If the Formula Price is less than [  ]% of NAV on the Expiration Date, then the Subscription Price will likely be greater than the market price of a Common Share on that date. If either event occurs, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.

There can be no assurance that a market for the Rights will develop or, if such a market develops, what the price of the Rights will be. Changes in market conditions may result in the Common Shares purchasable upon exercise of the Rights being less attractive to investors at the Expiration Date. This may reduce or eliminate the value of the Rights. Investors who receive or acquire Rights may find that there is no market to sell Rights that they do not wish to exercise.

Market Discount Risk

Common shares of closed-end investment companies like the Fund frequently trade at a discount from their NAV. Common shares of closed-end investment companies like the Fund have traded at prices higher than their NAV during some periods and have traded at prices lower than their NAV during other periods. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV in the future. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. In addition to NAV, the market price of the Fund’s Common Shares may be affected by such factors as distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, market supply and demand and similar other factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market, economic or political conditions. The Common Shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. You should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

Leverage Risk

The Fund is permitted to obtain leverage, under limited circumstances, using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of Preferred Stock or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 1/3%, of the Fund’s total net assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue Preferred Stock to 50% of the Fund’s total net assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act. The Fund will “cover” its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Use of leverage creates an opportunity for increased income and return for Common Shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s Common Shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objective and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering Preferred Stock and notes) will be borne entirely by Common Shareholders and consequently will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s total net assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of Preferred Stock or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and Common Shareholders, on the other hand. To monitor this potential conflict, the Board intends to periodically review the Fund’s use of leverage, including its impact on Fund performance and on the Adviser’s fees.

The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders, including:

•                  the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

•                  the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Stock that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

•                  the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

•                  when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s Common Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Fixed Income Instruments Risk

The Fund invests in loans and other types of fixed income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. These risks may be greater in the current market environment of historically low interest rates. The obligor of a fixed income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also “Risks Factors—Credit Risk.”

The Fund invests in loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Participation interests will only give the Fund the right to receive payments of principal and interest from the institution participating out the loan, and not directly from the obligor, and will typically give the Fund limited consent rights to amendments of the underlying credit documents. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights to those of the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances, the Fund will benefit from any set-off between the lender and the borrower. Successful claims by third parties arising from these and other risks may be borne by the Fund.

The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

Risks Associated with Investing in Equities

Equity securities, generally common stocks, preferred stocks and/or depositary receipts held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may in-crease the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Interest Rate Risk

As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall. Generally, bonds with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). Low interest rates may pose heightened risks with respect to investments in fixed income securities. If interest rates were to rise from a low level, fixed income securities markets may experience lower prices, increased volatility and lower liquidity. The negative impact on fixed in-come securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio managers.

Adjustable-Rate Mortgage (“ARM”) Risk

During periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs’ market value. Most ARMs generally have annual reset limits or “caps”. Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Credit Risk

Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Below investment grade securities predominantly have more risk with respect to the issuer’s ability to pay interest and repay principal when due, and therefore involve a greater risk of de-fault or nonpayment. Credit risk of a security may change over time, and securities which are rated by ratings agencies are often reviewed and may be subject to downgrade. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.

Call Risk

Issuers of callable bonds are permitted to redeem these bonds before their final maturity. Issuers may call outstanding securities before maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer’s credit profile. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer’s financial condition, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. In addition, the Fund may rely on various third-party sources to calculate its NAV. Errors or systems failures and other technological issues may adversely impact the Fund’s calculation of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies

The prices of securities of smaller-cap and mid-cap companies tend to fluctuate more widely than those of larger, more established companies. Smaller-cap and mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities

Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Certain of the risks noted below may also apply to securities of U.S. issuers with significant non-U.S. operations. Investments in non-U.S. securities involve the following risks:

•                  The economies of some non-U.S. markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or non-U.S. capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in inter-national trading patterns, trade barriers and other protectionist or retaliatory measures.

•                  Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in non-U.S. markets. Such governments may also participate to a significant degree, through ownership or regulation, in their respective economies.

•                  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund’s ability to purchase or sell non-U.S. securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund’s operations.

•                  Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in some non-U.S. countries are less extensive than those available to investors in the U.S. Many non-U.S. governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could adversely affect the Fund’s non-U.S. holdings or exposures.

•                  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company’s financial condition or otherwise assess a company’s creditworthiness.

•                  Because there may be fewer investors on non-U.S. exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non-U.S. securities may be more volatile than prices of securities traded in the U.S.

•                  Non-U.S. markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•                  Changes in currency exchange rates will affect the value of the Fund’s non-U.S. holdings or exposures.

•                  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•                  International trade barriers or economic sanctions against non-U.S. countries may adversely affect the Fund’s non-U.S. holdings or exposures.

•                  Global economies are increasingly interconnected, which increases the possibilities that conditions in one country region or financial market may adversely impact a different country, region or financial market.

The severity or duration of these conditions may be affected if one or more countries leave the European Union, the euro currency or if other policy changes are made by governments or quasigovernmental organizations.

The Fund may invest in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Global Depositary Notes (“GDNs”), which are certificates evidencing ownership of securities of a non-U.S. issuer. Depositary receipts may be sponsored by the non-U.S. issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in non-U.S. securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Emerging Markets

In investing the Fund’s assets, the portfolio managers focus on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund’s assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Short Selling

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Risks Associated with Value Investing

Value stocks, including those selected by the portfolio managers for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund’s value discipline may result in a portfolio of stocks that differs materially from its benchmark index.

Securities selected by the portfolio managers using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio managers consider to be the true business value or because the portfolio managers have misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Liquidity Risk

The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, non-U.S. securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. Lower-rated debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Furthermore, reduced number and capacity of dealers and other counterparties to “make markets” in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to the Fund’s investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, the Fund may have to lower the selling price, sell other investments, or may not be able to sell the securities at all and may have to forego another, more appealing investment opportunity, any of which could have a negative effect on the Fund’s performance. These securities may also be difficult to value and their values may be more volatile because of liquidity risk. Regulatory changes may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. Liquidity risk may intensify during periods of economic uncertainty.

Over-the-Counter Risk

Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

Private Placements and Restricted Securities Risk

Private placement securities are securities that are not registered under the federal securities laws, and are generally eligible for sale only to certain eligible investors. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund. The sale of such investments may also be restricted under securities laws.

U.S. Government Securities Risk

Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate.

Any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Mortgage-Related and Asset-Backed Risk

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities are subject to prepayment risk and, thus, can be highly sensitive to changes in interest rates. Generally, in a period of rising interest rates, individual borrowers are less likely to exercise prepayment options which tend to extend the expected maturity of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, if the Fund holds mortgage-related securities, rising interest rates may cause the Fund to exhibit additional volatility due to the increased expected average life of its mortgage-related holdings. When interest rates decline, borrowers may pay their mortgages sooner than expected. These pre-payments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest the proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund’s yield.

Mortgage-related securities may be either pass-through securities or CMOs. Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several cash flow streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive specific sources of cash flow such as interest-only (“IOs”) or principal-only (“POs”). These securities are frequently referred to as “stripped securities” and may be extremely sensitive to changes in interest rates. Stripped securities can produce higher yields than more traditional securities. However, stripped mortgage securities are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile. For example, generally, the value of principal-only stripped mortgage-related securities fall as interest rates rise, whereas the value of interest-only stripped mortgage-related securities rise as interest rates rise, and vice versa. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the managers, it is possible that the Fund could lose all or substantially all of its investment. The market prices of CMOs structured as accrual certificates (also known as “Z-Bonds”) are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. Mortgage-related securities, and in particular those not backed by a government guarantee, are subject to credit risk.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Certain asset-backed securities, including securities backed by auto loans, are subject to subprime lending and loan-to-value risk. One of the most significant risks to a holder of an auto loan asset-backed security is the fluctuation of the value of the loans acquired. The higher the loan-to-value ratio, the riskier the loan is for a lender. Further, subprime loans underlying auto loan asset-backed securities may have higher de-fault rates than loans that meet more stringent underwriting requirements.

Stripped Securities Risk

Stripped securities are more volatile than securities where the principal and interest payments have not been separated. The value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds because a change in interest rates may increase or decrease prepayments of principal. While the U.S. government or its agencies or instrumentalities may guarantee the full repayment of principal on stripped securities they issue, repayment of interest is generally guaranteed only while the underlying assets or pools of assets are outstanding. The market for stripped securities may be limited, which may make it difficult for the Fund to dispose of them quickly at an acceptable price.

Risks Associated with Investing in High Yield Securities

High yield bonds, which are sometimes called “junk” bonds, are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Because investment in lower-rated or unrated securities involves greater investment risk, achievement of the Fund’s investment objective is more dependent on the portfolio managers’ credit analysis than with respect to the Fund’s investments in higher-rated securities. The portfolio managers do not employ a rating valuation for unrated securities. Decisions to purchase and sell these securities are based on the portfolio manager’s evaluation of their investment potential and not on the ratings assigned by credit agencies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Compared to investment-grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence high yield securities price and liquidity more than changes in interest rates when compared to investment grade debt securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. New laws and proposed new laws could negatively impact the market for high yield bonds. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Sovereign and Government-Related Debt

Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political sub-divisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government-related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

Risks Associated with Investing in Convertible Securities

A convertible security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed. Prior to redemption, convertible securities provide benefits similar to nonconvertible debt securities in that they generally provide income with higher yields than those of similar common stocks. Convertible securities may entail less risk than the corporation’s common stocks. Convertible securities are generally not investment grade. The risks of nonpayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated.

Risks Associated with Deep Discount Securities

The high yield securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. These securities are called “Deep Discount Securities” and are deeply discounted from their face value. The Fund will invest in Deep Discount Securities when the portfolio managers believe that the issuer’s financial condition is likely to improve. A debt instrument purchased at a deep discount, but prior to default, may pay a very high effective yield. If the issuer’s financial condition improves, the underlying value of the securities may increase and result in a capital gain. If the issuer cannot meet its debt obligations, however, the Deep Discount Securities may stop generating income and lose its value or become worthless. The portfolio managers will balance the benefits of Deep Discount Securities with their risks. A diversified portfolio may reduce the overall impact of a Deep Discount Security in default or reduced in value, but the risk cannot be eliminated. A lack of reliable, objective data or market quotations may make it more difficult to value deep discount securities accurately. Insufficient liquidity in the deep discount security market may make it more difficult to dispose of such securities and may cause the Fund to experience sudden and substantial price declines.

Risks Associated with Investing in Repurchase Agreements

A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Management Risk

The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that all of the Adviser’s personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Regulatory Risk—Regulation as a Commodity Pool

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the “CEA”). The CFTC has adopted amendments to its rules that may affect the ability of the Adviser to claim this exclusion. The ongoing compliance implications of these amendments are not fully effective and their scope of application is still uncertain. The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a “commodity pool operator,” the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Risks related to the Fund’s Clearing Broker and Central Clearing Counterparty

The CEA and CFTC regulations require swaps and futures clearing brokers registered as “futures commission merchants” to segregate from the broker’s proprietary assets all funds and other property received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts, options on futures contracts and cleared swaps. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds and other property received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA and CFTC regulations require a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s customers in connection with domestic futures, swaps and options contracts from any funds or other property held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed income instruments to trade. Loans and fixed income instruments generally trade on an OTC market, which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed income instruments carried on the Fund’s books.

Anti-Takeover Provisions

Certain provisions of the Fund’s Certificate of Incorporation, as amended (“Certificate of Incorporation”) may be regarded as “anti-takeover” provisions.  These provisions require the affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund for a merger or consolidation of the Fund with an open-end investment company, a merger or consolidation of the Fund with a closed-end investment company with different voting requirements, dissolution of the Fund, a sale of all or substantially all of the assets of the Fund or an amendment to the Fund’s Certificate of Incorporation making the common stock a redeemable security or reducing the two-thirds vote required by the Certificate of Incorporation.  See “Descriptions of Capital Structure— Anti-Takeover and Certain Other Provisions in the Certificate of Incorporation.”

Risks Relating to Fund’s RIC Status

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund invests in loans and other debt obligations that are treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its Common Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Derivatives

The Fund may invest in derivatives, a category of investments that includes forward non-U.S. currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions or currency changes (a practice called “hedging”), to reduce transaction costs or to manage cash flows. Forward non-U.S. currency exchange contracts, futures and options are called derivatives because their value is derived from an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. In addition, derivatives can be volatile and involve significant risks, including counterparty risk (the risk that the other party to a contract defaults or refuses to honor the obligation), leverage risk (the risk that some derivatives entail embedded leverage magnifying losses) and liquidity risk (the risk that the derivative will be difficult to sell or close out at a favorable time or price). Changes in regulations relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives and adversely affect the value or performance of derivatives and the Fund.

Cybersecurity

Increased reliance on internet-based programs and applications to conduct transactions and store data creates growing operational and security risks. Targeted cyber-attacks or accidental events can lead to breaches in computer and data systems security, and subsequent unauthorized access to sensitive transactional and personal information held or maintained by FPA, its affiliates, and third party service providers or counterparties. Any breaches that occur could result in a failure to maintain the security, confidentiality, or privacy of sensitive data, including personal information relating to investors and the beneficial owners of investors, and may lead to theft, data corruption, or overall disruption in operational systems. Criminals may use data taken in breaches in identity theft, obtaining loans or payments under false identities and other crimes that have the potential to affect the value of assets in which the Fund invests. These risks have the potential to disrupt FPA’s ability to engage in transactions, cause direct financial loss and reputational damage or lead to violations of applicable laws related to data and privacy protection and consumer protection. Cybersecurity risks also necessitate ongoing prevention and compliance costs.

Misconduct of Employees and of Third-Party Service Providers

Misconduct by employees of the Adviser or by third-party service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized investment activities or concealing unsuccessful investment activities (which, in either case, may result in unknown and unmanaged risks or losses). Losses could also result from actions by third-party service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and third-party service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. No assurances can be given that the due diligence performed by the Adviser will identify or prevent any such misconduct.

[LIBOR Risk

The Fund’s investments and payment obligations may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund or its investments.

In advance of 2021, regulators and market participants will work together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.]

Market and Geopolitical Risk

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Venezuela, Afghanistan, Pakistan, Egypt, Libya, Syria, North Korea, Russia, Ukraine and the Middle East among other countries and regions, terrorist attacks in the United States and around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

MANAGEMENT OF THE FUND

Board of Directors

The Board of Directors has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day management to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets at least quarterly. The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings. The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings, and the Nominating and Governance Committee meets at least twice a year.

The Board is currently composed of six directors, including five directors each of whom is not an “interested person” of the Fund, as that term is defined in the 1940 Act. The name and business address of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Adviser

First Pacific Advisors, LP is the Fund’s investment adviser. Together with its predecessor organizations, the Adviser has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since the Fund’s inception in 1968. The Adviser manages assets of approximately $28 billion and serves as the investment adviser for eight investment companies, including the Fund, and more than 40 institutional, sub-advised and private fund accounts. The Adviser is headquartered at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. The portfolio managers, who are affiliated with the Adviser, select investments for the Fund.

Pursuant to an investment advisory agreement (the “Agreement”), the Fund pays the Adviser monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1½% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

A discussion regarding the basis for the Board’s approval of the Agreement is available in the Fund’s annual report dated December 31, 2018.

Portfolio Management Team

The investment professionals of the Adviser who has primary responsibility for day-to-day management and oversight of the Fund are Thomas Atteberry, CFA, Mark Landecker, CFA, Abhijeet Patwardhan, Steven Romick, CFA, and Brian Selmo, CFA.

Mr. Atteberry is Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015) and a Partner of the Adviser (since October 2006).  Mr. Atteberry is also Vice President (since June 2015), Portfolio Manager of the FPA New Income, Inc. (since November 2004), and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018).

Mr. Landecker is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013).  Mr. Landecker is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.  Previously, Mr. Landecker was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2009 to 2012.

Mr. Patwardhan is Vice President and Portfolio Manager of the Fund (since December 2015), and a Managing Director (since November 2015) and a Director of Research (since April 2015) of the Adviser.  Mr. Patwardhan is also Vice President and Portfolio Manager of the FPA New Income, Inc. (since November 2015) and Portfolio Manager of FPA

Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018).  Previously Mr. Patwardhan served as Senior Vice President of the Adviser from January 2014 to November 2015 and as an analyst and Vice President of the Adviser from June 2010 to December 2013.

Mr. Romick is Vice President and Portfolio Manager of the Fund (since December 2015), a Managing Partner of the Adviser (since January 2010) and a Trustee of FPA Funds Trust (since 2002).  Mr. Romick is also a Vice President (since May 2015) and Portfolio Manager (since June 1993) of the FPA Crescent Fund, a series of FPA Funds Trust.

Mr. Selmo is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013).  Mr. Selmo is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.  Previously, Mr. Selmo was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2008 to 2012.

FPA Capital Fund, Inc., FPA Crescent Fund, a series of FPA Funds Trust, FPA International Value Fund, a series of FPA Funds Trust, FPA Flexible Fixed Income Fund, a series of FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. are registered investment companies managed by the Adviser.

The Fund’s SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Investment Advisory Agreement

In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including: compensation of its Directors (other than those affiliated with the Adviser); fees and charges of independent accountants, custodian and depository and legal counsel for the Fund; fees and charges of the Fund’s transfer agent, including the costs of maintaining the Fund’s shareholder account books and records; dividend disbursing agent and registrar, if any; costs of designing, printing, engraving and issuing certificates representing shares of the Fund; expenses, including fees and disbursements of counsel, in connection with litigation by or against the Fund; taxes, including franchise, income, issue, transfer, business license and other corporate fees payable by the Fund to Federal, State or other governmental agencies; premiums for the fidelity bond maintained by the Fund pursuant to Section 17 of the 1940 Act and for any errors and omissions insurance policy maintained by the Fund; dues for the Fund’s membership in trade organizations; interest on indebtedness, if any, incurred by the Fund; costs of designing, printing and mailing periodic and other reports to shareholders, proxy statements, dividend notice and other communications to Source’s shareholders; expenses of meeting of shareholders and directors; broker’s’ commissions, issue and transfer taxes, and other costs chargeable to the Fund in connection with security transactions to which the Fund is a party or with securities owned by the Fund; fees and expenses in connection with maintaining registration of Source and complying with the requirements of the SEC under the 1940 Act, the 1933 Act, the 1934 Act; and advertising and public relations expenses, if any.

During any periods when the Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Management Fee paid is calculated on the basis of the Fund’s total net assets, which includes the assets purchased through leverage.

Administrator

State Street Bank and Trust Company serves as the administrator to the Fund, FPA Capital Fund, Inc., FPA Funds Trust on behalf of the FPA Crescent Fund, FPA Flexible Fixed Income Fund and FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc., and FPA U.S. Value Fund, Inc. (each, an “FPA Fund”, and collectively, the “Fund Complex”). Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs of each FPA Fund. The Administrator receives a fee equal to the greater of (i) the monthly installment of the annual per FPA Fund minimum (minimum annual fee of $110,000) or (ii) the FPA Fund’s pro rata share of the monthly fee based upon the average net assets of the Fund Complex on a monthly basis calculated at the following annualized rates: 0.0055% of the first $20 billion in assets; 0.0035% of the next $20 billion in assets; and

0.0020% thereafter. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

The Custodian

State Street Bank and Trust Company also acts as custodian to the Fund. The principal business address of the administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

CALCULATION OF NET ASSET VALUE

The Fund calculates its NAV as of the close of trading on the NYSE, every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when you will not be able to purchase the Fund’s shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day. Orders received by UMB Fund Services, Inc. at the Fund’s P.O. Box address are priced based upon the Fund’s share price at the close of trading on the day received at the P.O. Box.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price. Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Board. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund’s securities that trade principally in those international markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; financial statements of the issuer; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; valuations from brokers and/or market makers; and other factors that the Adviser reasonably believes to be relevant under the circumstances. Special valuation considerations may apply with respect to “odd-lot”

fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in more appropriate NAVs.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States. Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Fund’s NAV is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, significant price changes in other markets. The Fund may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

DISTRIBUTIONS

The Fund’s distribution policy with respect to the Common Shares provides for regular quarterly distributions which, on an annualized basis, approximates 2.5% of the NAV of Common Shares.  The Board reviews the amount of the quarterly distribution at least once a year and adjusts such amount after sustained changes in NAV appear to the Board reasonably likely to support the new distribution rate on a continuing basis.  The quarterly distribution policy was adopted in June 1976.

For years in which the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio.  In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.  Such sales, if they involve assets held for less than three months, could also adversely affect the Fund’s status as a regulated investment company since, in order for the Fund to qualify as a regulated investment company, for each taxable year, less than 30% of the Fund’s gross income must be derived from gains realized on the sale or other disposition of stocks or securities held for less than three months.

Future distribution policy will be influenced by future events, including compliance with tax and legal requirements as they exist from time to time.

DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Shares are eligible to participate in the Dividend Reinvestment Plan (“DRIP” or the “Plan”), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund (“Dividend Shares”). American Stock Transfer & Trust Company, LLC, acts as the “Agent” for Plan participants. All correspondence with the Agent should be sent to: American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund’s shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund’s Common Shares on the NYSE is lower than the Fund’s most recently calculated NAV per share. To the extent that outstanding shares are not available at a cost of less than per share NAV, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the NAV per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan.  If the market price plus commissions of the Fund’s Common Shares is above the NAV, participants in the Plan will receive shares of the Fund at a discount of up to 5% from the current market value.  However, if the market price plus commissions is below the NAV, participants will receive distributions in shares at prices below the NAV.  Also, since the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate the plan.  There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

CASH INVESTMENT PLAN

All record holders of Common Shares are offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional Common Shares of the Fund through participation in the Cash Investment Plan (“Cash Plan”).  The investment date is the 15th of every month.

Under the Cash Plan, the Agent each month invests the aggregated funds of all the participants for that month in additional Common Shares purchased at market price plus brokerage costs and an applicable service charge.  Distributions payable on all shares credited to a participant’s account are automatically reinvested in additional shares pursuant to the terms of the DRIP.  Pending investment, a participant’s funds held by the Agent will not bear interest.  A participant may withdraw his or her entire cash payment by written notice received by the Agent not less than 48 hours before such payment is to be invested.

The price at which the Agent is deemed to have acquired shares for a participant’s account is the average price (including brokerage commissions and a service charge of $5.00 per transaction) of all shares purchased by it for all participants in the Cash Plan and as Agent for all participants in the DRIP, with the aggregate funds of all participants used for such purpose for each investment date.  Shares are purchased by the Agent as soon as practicable, but no later than thirty days, after the investment date.  A brochure describing the terms and conditions of the Cash Plan is available from the Agent.  The Cash Plan may be amended or terminated by the Fund.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of the Fund’s Common Shares and subscription rights. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. For complete terms of the shares, please refer to the actual terms of the Trust, which are set forth in the Governing Documents. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights.

Common Shares

The Fund is a diversified closed-end management investment company organized as a Delaware corporation on June 24, 1968. The Fund is authorized to issue 12,000,000 shares of common stock, par value $1.00 per share, in multiple classes and series thereof as determined from time to time by the Board, which also has the authority without shareholder approval to establish the designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions. Each share has equal voting, dividend, distribution and liquidation rights. The Board has authorized issuance of 12,000,000 Common Shares. When issued, in accordance with the terms thereof, the Common Shares will be fully paid and non-assessable. All Common Shares are equal as to distributions, assets and voting privileges. Common shares are not redeemable and have no preemptive, conversion or exchange rights. The Common Shares have cumulative voting rights.

Offerings of shares require approval by the Fund’s Board. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that Common Shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s Common Shareholders. In the event of liquidation, each common share is entitled to its proportion of the Fund’s assets after payment of debts and expenses.

The Fund’s Common Shares are listed on the NYSE under the symbol “SOR.” The average weekly trading volume of the Common Shares on the NYSE during the year ended December 31, 2018, was 84,607 shares.

The Fund’s NAV per share will be reduced immediately following the offering of Common Shares by the amount of the offering expenses paid by the Fund. Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than NAV. Over the past 3 years, the discount to NAV fluctuated from a low of 4.48% in June 2016 to a high of 15.54% in June 2019. As of August 20, 2019, the Fund trades at an approximate 13.83% discount to its NAV. Because the market value of the Common Shares may be influenced by such factors as dividend and distribution levels, dividend and distribution stability, NAV, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long term investors and you should not purchase the Common Shares if you intend to sell them soon after purchase.

The Fund is a closed-end, management investment company and, as such, its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its Common Shares from time to time as and when it deems such a repurchase advisable. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under Rule 23c-1, certain conditions must be met for such alternative purchases regarding, among other things, distribution of net income for the preceding fiscal year, asset coverage with respect to the Fund’s senior debt and equity securities, identity of the sellers, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund. In addition, Rule 23c-1 requires the Fund to file notices of such purchase with the SEC.

When the Fund repurchases its Common Shares for a price below its NAV, the NAV of the Common Shares that remains outstanding will be enhanced. This does not, however, necessarily mean that the market price of the Fund’s remaining outstanding Common Shares will be affected, either positively or negatively. Further, interest on any borrowings made to finance the repurchase of Common Shares will reduce the net income of the Fund.

The Fund’s Common Shareholders vote as a single class to elect the Fund’s Board and on additional matters with respect to which the 1940 Act, the Fund’s Governing Documents or resolutions adopted by the directors provide for a vote of the Fund’s Common Shares. See “Description of Capital Structure—Anti-Takeover and Certain Other Provisions in the Declaration of Trust.”

Shareholders whose Common Shares are registered in their own name will have all distributions reinvested pursuant to the DRIP. For a more detailed discussion of the DRIP, see “Dividend Reinvestment Plan.”

Book Entry

The Common Shares sold through this offering will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the Common Shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Common Shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of Common Shares may obtain registered certificates by contacting the transfer agent.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Common Shares and of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Shares. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion only applies to a Common Shareholder that holds Common Shares as a capital asset (generally, for investment) and is a U.S. shareholder. A “U.S. shareholder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Common Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. A “non-U.S.

shareholder” generally is a beneficial owner of Common Shares who is not a U.S. shareholder. Tax laws are complex and often change, and Common Shareholders should consult their tax advisors about the U.S. federal, state, local or foreign tax consequences of an investment in the Fund. For more information, please see the section of the SAI entitled “Material U.S. Federal Income Tax Considerations.”

The Fund has elected to be treated as, and to qualify in each taxable year as, a RIC under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain source-of-income, asset diversification and annual distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions (including amounts that are reinvested pursuant to the DRIP). If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Common Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s taxable year) and (iii) any income recognized, but not distributed in, preceding years. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending with the calendar year. The Fund generally will endeavor in each taxable year to make sufficient distributions to its shareholders to avoid any U.S. federal excise tax on its earnings, but the Fund reserves the right to pay the excise tax when circumstances warrant.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Under the income test, at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”). Under the asset test, the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested (a) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Distributions of the Fund’s ordinary income and net short-term capital gains will generally be taxable to Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions or deemed distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. Distributions of the Fund’s income and capital gains may also be subject to state and local taxes, except when the investment is in an IRA, 401(k) or other tax-exempt or tax-deferred account. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital that will be applied against and reduce the Common Shareholder’s basis in its Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in its Common Shares, the excess will be treated as gain from a sale or exchange of the Common Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Common Shares pursuant to the DRIP.

Distributions made to a non-corporate Common Shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the Common Shareholder meets certain holding period and other requirements with respect to its shares. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will qualify for this favorable treatment or be eligible for the corporate dividends-received deduction.

It is expected that a very substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Common Shareholders.

Dividends and other distributions paid by the Fund are generally treated as received by a Common Shareholder at the time the dividend or distribution is made. However, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a Common Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Common Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Common Shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases Common Shares shortly before the record date of a distribution, the price of the Common Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A Common Shareholder may recognize a capital gain or loss on the sale or other disposition of Common Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the relevant Common Shares. Such gain or loss generally will be a long-term gain or loss if the

Common Shareholder’s holding period for such Common Shares is more than one year. Under current law, long-term capital gains recognized by non-corporate Common Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Shares. In addition, no loss will be allowed on a sale or other disposition of Common Shares if the Common Shareholder acquires (including pursuant to the DRIP) Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

The repurchase or transfer of the Fund’s Common Shares may result in a taxable gain or loss to the tendering Common Shareholder. Different tax consequences may apply for tendering and non-tendering Common Shareholders in connection with a repurchase offer. For example, if a Common Shareholder does not tender all of his or her Common Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Common Shareholders. On the other hand, Common Shareholders who tender all of their Common Shares (including Common Shares deemed owned by Common Shareholders under constructive ownership rules) will be treated as having sold their Common Shares and generally will realize a capital gain or loss.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service (“IRS”) and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

The Fund may be required to backup withhold on taxable dividend and certain other payments to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number), and make certain certifications, or who are otherwise subject to backup withholding. Common Shareholders should be sure to provide this information when they complete the new account application. Backup withholding is not an additional tax. Any amount withheld from payments made to a shareholder may be refunded or credited against such Common Shareholder’s U.S. federal income tax liability. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. Common Shareholders.

Non-U.S. Shareholders

If a Common Shareholder is a non-U.S. shareholder whose ownership of Common Shares is not “effectively connected” with a U.S. trade or business, dividends of investment company taxable income distributed to such non-U.S. shareholder by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Net capital gain dividends distributed by the Fund to a non-U.S. shareholder whose ownership of Common Shares is not “effectively connected” with a U.S. trade or business and who is not an individual present in the United States for 183 days or more during the taxable year will generally not be subject to U.S. withholding tax. For a more detailed discussion of the tax consequences of the ownership of Shares by a non-U.S. shareholder, please see the discussion in the SAI under “Material U.S. Federal Income Tax Considerations—Non-U.S. Shareholders.”

Certain properly reported dividends are generally exempt from withholding of U.S. federal income tax where they are paid in respect of the RIC’s (i) “qualified net interest income” (generally, U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC or the non-U.S. Common Shareholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of net short-term capital gain over long-term capital loss for such taxable year), and certain other requirements are satisfied. No assurance can be given as to whether any of the Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Fund. In particular, the exemption does not apply to distributions paid in respect of a RIC’s non-U.S. source interest income or dividend income. In the case of common stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if the RIC reports the payment as qualified net interest income or qualified short-term capital gain. Thus, an investment in the shares of the Fund by a non-U.S. Common Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund invests.

The Fund (or an applicable intermediary) is required to withhold U.S. tax (at a 30% rate) on payments of dividends to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Common Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

An investment in the shares of the Fund by an individual non-U.S. Common Shareholder may also be subject to U.S. federal estate tax. Non-U.S. Common Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Alternative Minimum Tax

As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

The discussions set forth herein and in the SAI do not constitute tax advice, and shareholders are urged to consult their own tax advisor to determine the specific U.S. federal, state, local and foreign tax consequences of investing in the Fund.

CLOSED-END FUND STRUCTURE

The Fund is a closed-end management investment company and, as a result, its Common Shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), NAV, portfolio credit quality, liquidity, market supply and demand, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Shares in the open market but is under no obligation to do so. Because Common Shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that common share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, if at any time the Fund has Preferred Stock outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Stock dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Common Shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act, the 1940 Act and the rules and regulations under the NYSE.

There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s Common Shares, Common Shareholders should be aware that the acquisition of Common Shares by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any Preferred Stock if any outstanding and to any amounts borrowed. See “Description of Capital Structure.”

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of subscription rights to purchase its Common Shares to its Common Shareholders. A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase Common Shares at a price below the then current NAV so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a corporation organized under the laws of the State of Delaware on June 24, 1968. The Fund is authorized to issue 12,000,000 shares of common stock, par value $1.00 per share. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Common Shares

The Fund is authorized to issue 12,000,000 Common Shares. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued interest, fees and dividends, if any, with respect to the Fund’s leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Stock issued by the Fund have been met. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its Common Shares.

Any additional offerings of shares will require approval by the Board. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of the sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s Common Shares are listed on the NYSE under the trading or “ticker” symbol “SOR.”

The Fund’s NAV per share generally increases when interest rates decline, and decreases when interest rates rise. However, because the secured loans that the Fund invests in may be floating rate in nature, the Fund’s NAV per share may be less affected by interest rate fluctuations than if it were investing in other forms of securities. The Fund’s NAV will be reduced immediately following the offering of Common Shares by the amount of the sales load and the amount of the offering expenses paid by the Fund. See “Summary of Common Shareholder Fees and Expenses.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder decides to buy additional Common Shares or sell shares already held, the Common Shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund that invest in secured loans and fixed income instruments have traded during some periods at prices higher than NAV and have traded during other periods at prices lower than NAV. Because the market price of the Fund’s Common Shares may be affected by such factors as distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), NAV, portfolio credit quality, liquidity, market supply and demand, general market conditions and other factors, the Fund cannot assure you that its Common Shares will trade at a price equal to or higher than NAV in the future. The Fund’s market price may also be affected by general market, economic or political conditions. The Common Shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes. You should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

Shares of Preferred Stock

The Fund’s Certificate of Incorporation provides that the Board of the Fund may authorize and issue Preferred Stock, with rights as determined by the Board, without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Stock that might be issued. The Fund may elect to issue Preferred Stock as part of a leveraging strategy. The terms of any Preferred Stock, including dividend rate, liquidation preference and redemption provisions restrictions on the declaration of dividends, maintenance of asset ratios and restrictions while dividends are in arrears will be determined by the Board, subject to applicable law and the Certificate of Incorporation.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any Preferred Stock will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act, among other things, requires that the holders of outstanding Preferred Stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of Common Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Stock have the right to elect the smallest whole number of directors of the Fund that is greater than half of the number of directors of the Fund, at any time two years’ dividends on any Preferred Stock are unpaid.

The discussion above describes the possible offering of Preferred Stock by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Stock may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund’s Certificate of Incorporation. The Board, without the approval of the holders of Common Shares, may authorize an offering of Preferred Stock or may determine not to authorize such an offering, and may fix the terms of the Preferred Stock to be offered.

Outstanding Securities

As of August 20, 2019, the Fund’s Common Shares were the only outstanding securities issued by the Fund. As of the same date, the Fund had 8,476,467 Common Shares outstanding:

			(4)
(1)	(2)	(3) Amount Held by Fund or for	Amount Outstanding Exclusive of Amount Shown under (3)
Title of Class	Amount Authorized	its account	As of August 20, 2019

Common shares of beneficial interest	12,000,000	3,523,533	8,476,467

Anti-Takeover and Certain Other Provisions in the Certificate of Incorporation

The Fund’s Certificate of Incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. This could have the effect of depriving Common Shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The affirmative vote or consent of the holders of at least two-thirds of each class of the outstanding shares of the Fund is required to authorize any of the following actions: (1) merger or consolidation of the Fund with an open-end investment company; (2) merger or consolidation with a closed-end investment company, unless such company’s charter has the same voting requirements; (3) dissolution of the Fund; (4) sale of all or substantially all of the assets of the Fund; or (5) amendment to the Certificate of Incorporation of the Fund which makes any class of the Fund’s stock a redeemable security (as such term is defined in the 1940 Act) or which reduces the two-thirds vote required to authorize the actions in (1) through (5) hereof.  These two-thirds voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act. See “Risk Factors—Anti-Takeover Provisions.”

The directors may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Certificate of Incorporation described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Certificate of Incorporation and the By-Laws (together, “Governing Documents”), both of which are on file with the SEC.

For the purposes of calculating “a majority of the outstanding voting securities” under the Certificate of Incorporation, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Certificate of Incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally.

Conversion to Open-End Fund

The Certificate of Incorporation requires the affirmative vote or consent of two-thirds of the outstanding voting securities of the Fund (as defined in the 1940 Act) to authorize a conversion of the Fund from a closed-end to an open-end investment company. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies unless significant changes in portfolio holdings, which might be difficult and could involve losses, and investment policies are made. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding Preferred Stock and could require the repayment of borrowings, which would reduce the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Common Shareholders of an open-end management investment company can require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Fund expects to pay all redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

CUSTODIAN, TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

State Street Bank and Trust Company serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees and accounting fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is One Lincoln Street, Boston, Massachusetts 02111. American Stock Transfer & Trust Company, LLC acts as the Fund’s transfer and shareholder service agent and the registrar for the Fund’s Common Shares. The principal address of the transfer and shareholder service agent is 6201 15th Avenue, Brooklyn, New York 11219.

PLAN OF DISTRIBUTION

Distribution Arrangements

[  ] will act as Dealer Manager for this Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Dealer Manager, the Fund and the Adviser, the Dealer Manager will provide financial structuring and soliciting services in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege. The Offer is not contingent upon any number of Rights being exercised. The Dealer Manager will also be responsible for forming and managing a group of selling broker-dealers (each a “Selling Group Member” and collectively the “Selling Group Members”), whereby each Selling Group Member will enter into a Selling Group Agreement with the Dealer Manager to solicit the exercise of Rights and to sell Common Shares purchased by the Selling Group Member from the Dealer Manager. In addition, the Dealer Manager will enter into a Soliciting Dealer Agreement with other soliciting broker-dealers (each a “Soliciting Dealer” and collectively the “Soliciting Dealers”) to solicit the exercise of Rights. See “—Compensation to Dealer Manager” for a discussion of fees and other compensation to be paid to the Dealer Manager, Selling Group Members and Soliciting Dealers in connection with the Offer.

The Fund and the Adviser have each agreed to indemnify the Dealer Manager for losses arising out of certain liabilities, including liabilities under the 1933 Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of willful misfeasance, bad faith or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of the Offer, the Dealer Manager may purchase Rights in the open-market and may purchase Rights offered to it by the Subscription Agent from electing Record Date Shareholders, that remain unclaimed as a result of subscription certificates being returned by the postal authorities and/or unexercised Rights of Record Date Shareholders whose record addresses are outside the United States that are held by the Subscription Agent and for which no instructions are received. The Dealer Manager may purchase such Rights as principal or act as agent on behalf of its clients for the purchase (and resale) of such Rights.

The Dealer Manager is authorized to exercise Rights it acquires prior to the expiration of the Offer for delivery of Common Shares prior to the expiration of the Offer at a subscription price equal to the greater of [  ]% of the last reported sale price of a Common Share on the NYSE on the date of exercise or [  ]% of the last reported NAV. There is no limit on the number of Rights the Dealer Manager can purchase or exercise. With respect to such exercises of Rights by the Dealer Manager prior to the expiration of the Offer, the subscription price will be paid to the Fund by the Dealer Manager and the Dealer Manager fee with respect to such proceeds will be paid to the Dealer Manager by the Fund on the applicable settlement date(s) of such exercise(s). Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Common Shares it has acquired through purchasing and exercising the Rights to the public or to Selling Group Members at the offering price set by the Dealer Manager from time to time. The Dealer Manager may set the price for those Common Shares at any price that it determines, in its sole discretion. Neither the Fund nor the Adviser has a role in setting the terms, including the sales price, on which the Dealer Manager offers for sale and sells Common Shares it has acquired through purchasing and exercising Rights or the timing of the exercise of Rights or sales of Common Shares by the Dealer Manager. Persons who purchase Common Shares from the Dealer Manager or the selling group will purchase Common Shares at a price set by the Dealer Manager, which may be more or less than the Subscription Price, and at a time set by the Dealer Manager, which is expected to be prior to the Expiration Date. Since persons who purchase Common Shares from the Dealer Manager or members of the selling group were not Record Date Shareholders, they will not be eligible to participate in the over-subscription privilege with respect to such Common Shares acquired from the Dealer Manager or selling group.

Although the Dealer Manager may realize gains and losses in connection with purchases and exercises of Rights and sales of Common Shares, such transactions are intended by the Dealer Manager to facilitate the Offer, and any gains or losses in connection with such transactions are not expected to be material to the Dealer Manager. The Dealer Manager’s fee for its financial structuring and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of the Rights and the sale of Common Shares.

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Adviser and their affiliates. In addition, in the ordinary course of their businesses, the Dealer Manager and/or its affiliates may, from time to time, own securities of the Fund or its affiliates.

The principal business address of the Dealer Manager is [  ].

Compensation to Dealer Manager

Pursuant to the Dealer Manager Agreement, the Fund, has agreed to pay the Dealer Manager a fee for its financial structuring and soliciting services equal to [3.75]% of the Subscription Price per Common Share for each Common Share issued pursuant to the exercise of Rights, including the over-subscription privilege.

The Dealer Manager will reallow to Selling Group Members in the selling group to be formed and managed by the Dealer Manager selling fees equal to [2.50]% of the Subscription Price for each Common Share issued pursuant to the Offer or the over-subscription privilege as a result of their selling efforts. In addition, the Dealer Manager will reallow to Soliciting Dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to [0.50]% of the Subscription Price for each Common Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Common Shares held by such Soliciting Dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund, has agreed to pay the Dealer Manager an amount up to $[  ] as a partial reimbursement of its expenses incurred in connection with the Offer, including reasonable out-of-pocket fees and expenses, if any and not to exceed $[  ], incurred by the Dealer Manager, Selling Group Members, Soliciting Dealers and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. No other fees will be payable by the Fund or the Adviser to the Dealer Manager in connection with the Offer.

LEGAL MATTERS

Certain legal matters in connection with the offering of the Fund’s securities will be passed on for the Fund by Dechert LLP. Certain legal matters will be passed on by [  ], [  ], [  ], as special counsel to the Dealer Manager in connection with the Offer.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[  ] serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. [  ] is located at [  ].

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 811-01731). The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The SAI can be obtained without charge by calling (800) 982-4372.

Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objective, Policies and Risks	1
Investment Restrictions	35
Management of the Fund	36
Portfolio Transactions and Brokerage Allocation	47
Description of Shares	49
Repurchase of Common Shares	49
Material U.S. Federal Income Tax Considerations	51
Proxy Voting Policy and Proxy Voting Record	58
Independent Registered Public Accounting Firm	58
Legal Counsel	59
Financial Statements	59
Appendix A—Description of Securities Ratings	A-1

[THIS PAGE INTENTIONALLY LEFT BLANK]

Source Capital, Inc.

[  ] Shares of Common Stock

Issuable Upon Exercise of Transferable Rights to Subscribe for Shares of Common Stock

PROSPECTUS

[  ], 2019

[Dealer Manager]

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Source Capital, Inc.

Statement of Additional Information

Source Capital, Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s investment objective is to seek maximum total return for Common Shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. This means that the Fund does not invest in securities offering higher current yields or the greatest opportunities for capital appreciation if it is perceived that such investment would create undue risk of loss of capital.  There can be no assurance that the Fund will achieve its investment objective or structure its investment portfolio as anticipated.

This Statement of Additional Information (the “SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus for the Fund dated [  ], 2019, as may be supplemented from time to time, which is incorporated herein by reference.  This SAI should be read in conjunction with the prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or by calling the Fund at (800) 982-4372.  You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov).

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED [  ], 2019

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objective, Policies and Risks	1
Investment Restrictions	35
Management of the Fund	36
Portfolio Transactions and Brokerage Allocation	47
Description of Shares	49
Repurchase of Common Shares	49
Material U.S. Federal Income Tax Considerations	51
Proxy Voting Policy and Proxy Voting Record	58
Independent Registered Public Accounting Firm	58
Legal Counsel	59
Financial Statements	59
Appendix A—Description of Securities Ratings	A-1

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Investment Objective and Investment Strategies” in the prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed.  You should refer also to “Investment Objective and Investment Strategies” in the prospectus for a complete presentation of the matters disclosed below.

Equity Securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board.

Preferred Stocks.  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the holder’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock). While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants. The Fund may receive warrants in relation to certain investments. Warrants generally confer a right, but not the obligation, to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before

1

their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities. While investing in stocks allows investors to participate in the benefits of owning a company, investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•                  Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•                  Factors affecting an entire industry, such as increases in production costs; and

•                  Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Company Risk. Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines, shorter operating histories, and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are less likely to be liquid, and may be subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Initial Public Offerings (“IPOs”). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Securities of Non-U.S. Issuers. Non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside of the U.S. or traded on non-U.S. exchanges, but the portfolio managers may make a different designation in certain circumstances. The countries in which these markets are located can be developed or emerging. Investors can invest in non-U.S. securities in a number of ways:

•                  directly in non-U.S. securities denominated in a non-U.S. currency;

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•                  through investments in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Global Depositary Notes and other similar global instruments; and

•                  through investments in investment funds.

Depositary Receipts. The Fund may invest in securities of non-U.S. issuers traded in the United States in the form of American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and Global Depositary Notes (collectively, depositary receipts). Depositary receipts are certificates evidencing ownership of securities of a non-U.S. issuer. These certificates are issued by depositary banks, and the underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts may be purchased and sold in OTC markets or on securities exchanges. The Fund may make arrangements through a broker/dealer to purchase a non-U.S. security on the issuer’s primary securities exchange and convert the security to a U.S. dollar-denominated depositary receipt. Depositary receipts are subject to currency risk if the underlying securities are denominated in a non-U.S. currency and to other risks to which the underlying securities are exposed.

Depositary receipts may be sponsored by the non-U.S. issuer or may be unsponsored. Unsponsored depositary receipts are organized independently and without the cooperation of the non-U.S. issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if they were sponsored by the issuers of the underlying securities. In addition, in a sponsored depositary receipt arrangement the non-U.S. issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement the depository’s transaction fees are paid by the depositary receipt holders.

Eurodollar and Yankee Obligations. The Fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with non-U.S. investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes, and the expropriation or nationalization of non-U.S. issues.

Emerging Markets. An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have securities exchanges. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund were to invest these types of securities, shareholders would bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Adviser), but would also indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value (“NAV”).

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Risks of Non-U.S. Securities.

Non-U.S. Market Risks. Non-U.S. security investment involves additional risks not present in U.S. investments that can increase the chances that the Fund will lose money. These additional risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets. Non-U.S. debt markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Non-U.S. debt markets tend to differ from those in the United States in a number of ways. As compared to U.S. debt markets, non-U.S. debt markets: are generally more volatile, and not as well developed or efficient; have substantially less volume; trade securities that tend to be less liquid and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices that are less developed; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Non-U.S. markets may offer less protection to shareholders than U.S. markets because, among other reasons: non-U.S. accounting, auditing, and financial reporting requirements may render a non-U.S. corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards; adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis; in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States; OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated; economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid as compared to non-U.S. securities of the same class that are not subject to such restrictions. Some of these risks are explained further below.

Exchange and Market Risk. The portfolio managers anticipate that in most cases an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for non-U.S. securities. Non-U.S. exchanges and markets (for both equities and debt), while growing in volume and sophistication, are generally not as developed as the exchanges and markets in the United States. Non-U.S. exchanges and markets tend to differ from those in the United States in a number of ways. As compared to U.S. exchanges and markets, non-U.S. exchanges and markets: are generally more volatile, and not as well developed or efficient; have substantially less volume; trade securities that may have reduced liquidity and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices that are less developed; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Non-U.S. Economy Risk. The economies of certain non-U.S. markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain non-U.S. economies may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

Investments in non-U.S. markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell non-U.S. securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in certain non-U.S. countries may be less extensive than those available to investors in the U.S. or other countries. Non-U.S. corporate governance

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may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Global economies are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may be affected if policy changes are made by governments or quasi-governmental organizations. For example, in June 2016, citizens of the United Kingdom voted to leave the European Union in a popular referendum (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended and it is possible that the negotiation period may be further extended, however, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the European Union will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the European Union, which could perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Currency Risk and Exchange Risk. While the Fund denominates its NAV in U.S. dollars, the securities of non-U.S. issuers are frequently denominated in non-U.S. currencies. Thus, a change in the value of a non-U.S. currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a non-U.S. currency are: it may be expensive to convert non-U.S. currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for non-U.S. currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in non-U.S. currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards Risk. Many non-U.S. governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition or otherwise determine its creditworthiness.

Euro Risk. Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries. The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the non-U.S. assets held by the Fund may be denominated in euros.

Emerging Markets Risk. Investing in emerging markets may magnify the risks of non-U.S. investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•                  Have relatively unstable governments;

•                  Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

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•                  Have government exchange controls, currencies with no recognizable market value relative to the established currencies of developed market economies, little or no experience in trading in securities, no financial reporting standards, or a lack of a banking and securities infrastructure to handle such trading;

•                  Offer less protection of property rights than more developed countries; and

•                  Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Non-U.S. Ownership Reporting. Non-U.S. issuers may require disclosure of substantial holdings of the issuer’s securities at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a non-U.S. issuer being disclosed to the issuer and potentially to market participants.

Certain Risks of Holding Fund Assets Outside the U. S. Non-U.S. securities in which the Fund invests are generally held outside the U.S. in non-U.S. banks and securities depositories. The Fund’s primary custodian is its “foreign custody manager.” The “foreign custody manager” is responsible for determining that the Fund’s directly-held non-U.S. assets will be subject to reasonable care, based on standards applicable to custodians in relevant non-U.S. markets. However, certain non-U.S. banks and securities depositories may be recently organized or new to the non-U.S. custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a non-U.S. bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain non-U.S. markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in non-U.S. markets reduces the amount the Fund can earn on its investments. Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the U.S. Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain non-U.S. countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines, or if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Risks of Investing in China. The Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect Program (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Stock Exchange of Hong Kong, the SSE and the China Securities Depository and Clearing Corporation Limited. It facilitates foreign investment in the People’s Republic of China via brokers in Hong Kong. Investors through Stock Connect are subject to Chinese regulations and SSE listing rules, among others. These could include limitations on trading or suspension of trading. Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect the Fund’s investments or returns.

Stock Connect is subject to aggregate and daily quota limitations on purchases and the Fund may experience delays in transacting via Stock Connect. Once the daily quota is reached, the remaining orders for that day are rejected. A-shares obtained on Stock Connect may only be sold, purchased or otherwise transferred through Stock Connect. Stock Connect only operates when both Chinese and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. Shares are held in an omnibus account and registered in nominee name.

In addition to the risks of investing through Stock Connect, it is important to understand that significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers

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have the ability to suspend the trading of equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired, and may be more difficult to value accurately.

Synthetic local access instruments. Participation notes, market access warrants and other similar structured products (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets, such as in China, India and Saudi Arabia, where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transactions costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investment in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Synthetic local access instruments involve transaction costs in addition to those applicable to a direct investment in securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Debt Securities. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero- coupon bonds, do not pay current interest and are purchased at a discount from their face value. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

Factors affecting the Value of Debt Securities. The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa). Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). To the extent that interest rates remain below historic levels, future increases in interest rates may result in reduced liquidity and greater volatility of debt securities. As a result, investments in debt securities may face heightened levels of interest rate risk, especially as the Federal Reserve Board has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. In addition, current or future regulations applicable to financial intermediaries that make markets in debt securities may result in those financial intermediaries restricting their market-making activities for certain debt securities, which may reduce the liquidity and increase the volatility for such debt securities.

Prepayment Risk. This risk affects mainly mortgage-backed securities. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may shorten or lengthen the expected average maturity or effective duration of the security beyond what was anticipated at the time of purchase. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates

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motivate borrowers to repay the loans underlying mortgage-backed and asset-backed securities earlier than expected. These prepayments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest that proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund’s yield. Rising interest rates can cause the Fund’s expected average maturity to lengthen unexpectedly due to a decrease in mortgage prepayments. Extending the average life of a mortgage-backed security increases the risk of price declines due to future increases in market interest rates. This extension of the average life would increase the sensitivity of the Fund to rising rates and its potential for price declines. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Extension Risk. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Credit Rating. Coupon interest is offered to investors of debt securities as compensation for assuming risk. Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities. If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated or unrated security. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund primarily uses ratings compiled by Moody’s, S&P and Fitch, but also may use ratings compiled by DBRS, Kroll and Morningstar or any other nationally recognized statistical rating organization (“NRSO”). Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The portfolio managers may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The portfolio managers monitor the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Treasury obligations include bonds, notes and bills which are backed by the full faith and credit of the United States. Some Government agencies and instrumentalities (“Federal Agencies”) such as the Government National Mortgage Association (“GNMA”) issue debt securities which are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported to the extent such entities have the right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. FNMA and FHLMC are

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federally chartered, privately owned corporations which are instrumentalities of the United States. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Bank Loans. The Fund may invest in bank loans, which involve risks that are additional to and different from those relating to bonds and other types of debt securities.

There is less publicly available, reliable information about most bank loans than is the case for many other types of debt instruments. Loans are not securities and are not subject to many of the rules governing the securities markets, including disclosure requirements. Traditionally, borrowers under bank loans make non-public information available to their lenders. However, as the universe of bank loan market participants has expanded beyond traditional lenders to include dealers, funds, and other investors who are active in the public securities markets, some participants choose not to receive such non-public information and make investment decisions based solely on public information about the borrower. If the Fund purchases a bank loan and elects not to receive non-public information with respect to the loan, it may forego information that would be relevant to its investment decisions.

An economic downturn generally leads to a higher non-payment rate for bank loans, and a loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value loans. Adverse market conditions may impair the liquidity of some actively traded loans. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

The Fund may not be able to unilaterally enforce all rights and remedies under a bank loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Revolving Credit Facilities. The Fund may invest in revolving credit facilities (“revolvers”), which involve risks that are additional to and different from those relating to bonds and other types of debt securities.

Revolvers are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.

Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

When the Fund has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of revolvers or unfunded commitments prior to contractual settlement, such investments could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

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Unfunded Commitments. The Fund may invest in unfunded commitments, which involve risks that are additional to and different from those relating to bonds and other types of debt securities. Unfunded commitments are contractual obligations pursuant to which the Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, the Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Fund to risks that are similar to the risks described above under “Revolving Credit Facilities.”

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Inflation- indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation- adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010, and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030, and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

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Zero Coupon Securities. The Fund may invest in zero coupon U.S. government securities, which do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. See also “Federal Tax Aspects” in the Prospectus.

Corporate Bonds. The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by non-U.S. corporations and governments. Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or “call” the security before its maturity.

Senior Loans. The Fund may invest in participations in senior loans made by banks and other financial institutions to corporate and other borrowers. Such loans are generally arranged through private negotiations between a borrower and one or more financial institutions and may be secured by collateral. Participations in senior loans generally are not listed on any securities exchange or automated quotation system, and no active trading market generally exists for these participations. Such senior loan participations may have reduced liquidity, which may impair the ability of the Fund to sell them in a timely manner.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, which include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC; (b) collateralized mortgage obligations (“CMOs”), including real estate mortgage investment conduits, issued by domestic or non-U.S. private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by domestic or non-U.S. private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with different characteristics will have varying average life assumptions.

The Fund may invest in both fixed rate and adjustable rate mortgage securities (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMs will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds Index (“COFI”). Fixed rate investments may be of varying maturities.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The Fund may also invest in government-related mortgage-backed securities that are not backed by the full faith and credit of the United States, such as those issued by FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

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Historically, FNMA and FHLMC were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FNMA and FHLMC securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Creditor Liability and Participation on Creditors Committees. Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, it becomes a creditor of the issuer. If the Fund is a creditor of an issuer, it may be

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subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, FPA, as investment adviser to the Fund, may from time to time have an opportunity to consider, on behalf of the Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. The portfolio managers, in their judgment and discretion and based on the considerations deemed by them to be relevant, may believe that it is in the best interests of the Fund to negotiate or otherwise participate in such restructuring. Accordingly, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Collateralized Mortgage Obligations, Multiclass Pass-Through Securities and Accrual Certificates (Z-Bonds). The Fund may invest in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, “Mortgage Assets”). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, the Fund’s investment in a CMO is not effected by the issuer’s election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis. The market prices of CMOs structured as accrual certificates (also known as “Z-Bonds”) are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. See also “Material U.S. Federal Income Tax Considerations.” Accrual bonds have characteristics similar in some respects to those of zero coupon U.S. government securities and can be subject to greater volatility. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

The Fund may invest in multiple class securities issued by U.S. government agencies and instrumentalities such as FNMA or FHLMC, or by private issuers, including collateralized mortgage obligations (“CMOs”) and REMIC pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (“Code”), and invests in certain mortgages principally secured by interests in real property and other permitted investments.

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CMOs and REMIC pass-through certificates (“REMIC Certificates”) are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of Mortgage Assets.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrued on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs and REMIC Certificates are those that are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include (i) accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and (ii) planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more (“companion”) tranches generally must be created that absorb most of the prepayment risk or volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes that provide fixed principal payments within a specified range (or “collar”) of prepayment speeds on the underlying mortgages.

Targeted amortization class (“TAC”) certificates are structured to provide a targeted amount of principal prepayments on the underlying mortgages, with any excess being paid to the TAC support class certificates. TAC certificates thus have “call protection” but are not protected against slower than expected prepayments, which extend the expected duration of the certificates.

Other CMO tranches that may be acquired include “sticky” and “non-sticky” jump bonds. These are securities whose principal payment priorities change, depending upon one or more trigger events. A sticky bond’s principal priority would change once, while a non-sticky bond’s principal priority could change several times. These descriptions can also be applied to some forms of accrual and companion tranches.

The highest risk tranches in which the Fund may invest are expected to be inverse floaters and non-sticky accrual bonds. These securities have structures whose average lives may change significantly or the coupon interest rate paid may be highly variable. Such investments may be utilized as an alternative to purchasing longer-term bonds.

Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for

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periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, under which the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Private Mortgage Pass-Through Securities. The Fund may invest in private mortgage pass-through securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by domestic and non-U.S. private issuers such as originators of and investors in Mortgage Assets, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate Mortgage Assets. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in these securities.

Stripped Mortgage Securities. The Fund may invest in stripped mortgage securities, which may be issued by Federal Agencies, or by private originators of, or investors in, Mortgage Assets. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest, principal or other distribution on a pool of Mortgage Assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Yields on IO classes are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. There can be no assurance that the Fund will be able to effect a trade of a Stripped Mortgage Security at a time when it wishes to do so. Stripped mortgage securities will be considered illiquid securities unless (i) issued by the United States government or an agency or instrumentality thereof, (ii) backed by fixed-rate mortgages, and (iii) there appears to be a liquid secondary market for the security.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater, while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment

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rates on the related underlying Mortgage Assets. Inverse floaters may be used alone or in tandem with interest-only stripped mortgage securities. See “Risks of Stripped Mortgage Securities and Inverse Floaters” below.

Risks of Mortgage-Backed Securities.

Credit and Market Risks. Investments in fixed rate and floating rate mortgage-backed securities entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. The value of all mortgage- backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund’s NAV. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other factors, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages. Factors that adversely impact mortgage loan repayments also generally negatively impact mortgage-related securities. For example, the value of mortgage-related securities may be adversely affected by, among other things, disruptions in the credit markets, increases in the default rate on residential mortgages, and/or a decrease in residential home prices. It is possible that values of mortgage-related securities may be adversely affected for extended periods of time, due to the factors discussed above or other factors.

Prepayment and Redemption Risk. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates some higher yielding securities held by the Fund might be converted to cash, and the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer.

Risks of Stripped Mortgage Securities and Inverse Floaters. Both interest-only stripped mortgage securities and inverse floaters are highly sensitive to changes in interest and prepayment rates. As a result, each individually is highly volatile. The portfolio managers believe that interest-only stripped mortgage securities and inverse floaters may at times produce higher yields than more traditional securities such as U.S. Treasuries or mortgage-backed securities. Changes in the value of inverse floaters tend to be inversely proportional to the direction of interest rates as is the case with traditional fixed-income securities, while the value of interest-only stripped mortgage-backed securities often is

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directly proportional to the direction of interest rates, so that used in combination, inverse floaters and interest-only stripped mortgage securities can serve as a hedging device for the Fund. However, effective use of this hedging technique depends on the portfolio managers’ ability to correctly hedge the securities by forecasting interest rate volatility and corresponding prepayment rates. If these assumptions are erroneous, the Fund’s yield and total return may be reduced.

Risks of Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations. As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates. During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate. During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the ARM’s market value. Most ARMs generally have annual reset limits or “caps”, for example of 100 to 200 basis points. Fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Other Asset-Backed Securities. The Fund may invest in asset-backed securities that have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other factors, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Risks of Asset-Backed Securities. Some asset-backed securities, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. Other asset-backed securities, particularly securities backed by auto loans, are subject to subprime lending and loan-to-value risk. One of the most significant risks to a holder of an auto loan asset-backed security is the fluctuation of the value of the loans acquired. The higher the loan-to-value ratio, the riskier the loan is for a lender. Further, subprime loans underlying auto loan asset-backed securities may have higher default rates than loans that meet more stringent underwriting requirements. Asset-backed securities also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an asset-backed security transaction. Additionally, the value of asset-backed securities are subject to risks associated with the servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. Finally, asset-backed securities have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator.

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Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Convertible Securities and High Yield Debt Securities. The Fund may invest in convertible securities and high yield debt securities. A convertible security is a bond, debenture, or note that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends on a number of factors.

Convertible securities are generally not investment grade, that is, not rated within the equivalent of the four highest categories by S&P. To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated (i.e. high yield securities), there is a greater risk as to the timely repayment of the principal of, and timely payment of interest on, such securities. The Fund may purchase convertible securities and other debt securities rated the equivalent of BB or lower by S&P, which ratings are considered by the rating agencies to be speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities rated the equivalent of BB or lower by S&P are commonly referred to as junk bonds. The portfolio managers do not employ a rating valuation for unrated securities. Decisions to purchase and sell these securities are based on the portfolio managers’ evaluation of their investment potential and not on the ratings assigned by credit agencies. Because investment in high yield securities involves greater investment risk, achievement of the Fund’s investment objective is more dependent on the portfolio managers’ credit analysis than with respect to the Fund’s investments in higher rated securities. Compared to investment-grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence high yield securities price and liquidity more than changes in interest rates when compared to investment grade debt securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of high yield securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, new laws and proposed new laws could negatively impact the market for high yield bonds. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Prices of high yield securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The high yield securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization (“Deep Discount Securities”). Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the portfolio managers believe that existing factors are likely to improve the company’s financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but prior to default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the securities may increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The portfolio managers will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

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Risk Factors of High Yield Securities.

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund’s ability to accurately value high yield bonds and the Fund’s assets and on the Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

Legislation and Regulation. New laws or regulations and proposed new laws or regulations could have a negative impact on the market for high yield bonds. For example, previous legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

Taxation. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in- kind securities. The Fund accrues the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. The Fund is required to distribute such income to its shareholders to satisfy its distribution requirement as a regulated investment company under Subchapter M of the Code and to eliminate any corporate or excise tax at the Fund level. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

Credit Ratings. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the portfolio managers monitor the issuers of high yield bonds in the Fund’s portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.

Short-Term Investments. To earn a return on uninvested assets or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations. The Fund will only invest in a security issued by a commercial bank if the bank:

•                  Has total assets of at least $1 billion, or the equivalent in other currencies;

•                  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

•                  Is a non-U.S. branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits. Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the

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remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper. Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P.

Yankee Bonds. Yankee bonds are dollar-denominated bonds issued inside the United States by non-U.S. entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See “Non-U.S. Securities” in this SAI.

Zero Coupon Bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand.

Maturity. Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (“call dates”). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

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Duration. Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Derivatives. Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund’s Prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. [The Adviser with respect to the Fund has filed a notice of eligibility with National Futures Association to claim an exclusion from the definition of the term “Commodity Pool Operator” (“CPO”) under Rule 4.5 under the Commodity Exchange Act (“CEA”). Therefore, the Adviser is not deemed to be a CPO with respect to its service as investment adviser to the Fund and is not subject to registration or regulation as a commodity pool operator under the CEA. The Fund intends to limit its investments in certain derivatives, such as futures, commodity options and swaps, if any, to de minimis thresholds necessary to meet the exclusion from commodity pool registration under the Commodity Exchange Act afforded by Rule 4.5 promulgated by the Commodity Futures Trading Commission (“CFTC”).] These limits may prevent the Fund from seeking attractive investment opportunities if the Fund is otherwise investing in instruments subject to CFTC regulation. For certain types of derivatives, the Fund will cover its obligations under such instruments in accordance with applicable guidance from the Securities and Exchange Commission (“SEC”). Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the ability to employ certain strategies that use derivatives and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.

Futures. A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.”

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Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, non-U.S. currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or “OTC options”). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options. When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•                  Allowing it to expire and losing its entire premium;

•                  Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•                  Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options. When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would

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hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write options that are covered in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance from the SEC or its staff.

Options on Securities Indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified

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fee. Forward foreign currency exchange contracts differ from non-U.S. currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•                  Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

•                  Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

•                  Do not require an initial margin deposit.

•                  May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Non-U.S. Currency Hedging Strategies. A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in non-U.S. currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of non-U.S. currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a non-U.S. currency when it anticipates purchasing or selling securities denominated in non-U.S. currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one non-U.S. currency in exchange for another non-U.S. currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a non-U.S. currency, or from one non-U.S. currency to another non-U.S. currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional non-U.S. currency on the spot market if the market value of a security it is hedging is less than the amount of non-U.S. currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the non-U.S. currency it received upon the sale of a security if the market value of such security exceeds the amount of non-U.S. currency it is obligated to deliver.

Currency Transactions. The Fund may engage in currency transactions, including currency forward contracts, currency futures contracts, currency swaps and other strategic transactions, in each case for hedging purpose only. The Fund may engage in such transactions for a variety of risk management and investment purposes in connection with the management of its non-U.S. currency exposure, including to increase or reduce exposure to certain currencies, to generate income or gains or to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. For example, the Fund may enter into a currency transaction in connection with a

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purchase or sale of a non-U.S. dollar denominated security in an effort to “lock in” the U.S. dollar price of the security and avoid possible losses resulting from a change in the applicable non-U.S. exchange rate after the trade date but before the settlement date for the security. In addition, the Fund may enter into a currency transaction in an effort to hedge its non-U.S. currency exposure against anticipated changes in non-U.S. exchange rates. The Fund may also conduct non-U.S. currency exchange transactions on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the non-U.S. currency exchange market. The Fund may purchase and sell non-U.S. currency on a spot basis in connection with the settlement of transactions in securities traded in such non-U.S. currency.

Currency Forwards. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the portfolio managers believe that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and non-U.S. currencies.

Currency Futures. The sale of a non-U.S. currency futures contract creates an obligation by the seller to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a non-U.S. currency futures contract creates an obligation by the buyer to take delivery of an amount of currency at a specified future time at a specified price.

Currency and Cross-Currency Swaps. A currency swap (or FX swap) is a simultaneous purchase and sale of identical amounts of one currency for another with two different value dates. A currency swap is typically arranged as a spot currency transaction that will be reversed at a set date with an offsetting forward transaction. Currency swaps are traded bilaterally.

A cross-currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. Cross-currency swaps are also traded bilaterally. Upon initiation of a cross-currency swap, the two counterparties agree to make an initial exchange of principal amounts in one currency for another currency. During the life of the swap, each party makes payments (in the currency of the principal amount received) to the other. At the maturity of the swap, the parties make a final exchange of the initial principal amounts, reversing the initial exchange at the same spot rate.

Currency Hedging Techniques. The Fund may use one or more currency hedging techniques including: transaction hedging, position hedging, cross-hedging and proxy hedging. Transaction hedging typically involves entering into a currency derivative transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging typically involves entering into a currency derivative transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. In addition, in an effort to reduce the effect of currency fluctuations on the value of existing or anticipated portfolio holdings, the Fund may engage in proxy hedging. Proxy hedging typically entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge directly or difficult to hedge against the dollar.

Currency Transaction Risks. Currency hedging involves many of the same risks as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the perceived linkage or correlation between various currencies may not be present or may not be present during the particular time that the Fund engages in these transactions. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a currency futures position. Currency derivative transactions are also subject to risks different from those of other derivative transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by

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governments. Governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that generally apply to futures contracts. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Currency exchange rates may also fluctuate based on broader factors extrinsic to any particular country’s economy. In addition, unlike other types of swaps, currency and cross-currency swaps typically involve the delivery of the entire principal (notional) amounts of the two designated currencies. As a result, the entire principal value of a cross currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. There can be no assurance that currency transactions or currency hedging techniques will be successful. In addition, changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Fund.

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate

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of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives. While transactions in derivatives may reduce certain risks, they entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices. The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The portfolio managers will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•                  current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•                  a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•                  differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from

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deterioration in the issuer’s creditworthiness. Because the value of the Fund’s non-U.S. currency-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Liquidity. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position.

In a market with reduced liquidity, the Fund may:

•                  have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•                  have to purchase or sell the instrument underlying the contract;

•                  not be able to hedge its investments; and

•                  not be able to realize profits or limit its losses.

Derivatives may have reduced liquidity (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•                  an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•                  unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•                  the facilities of the exchange may not be adequate to handle current trading volume;

•                  equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

•                  investors may lose interest in a particular derivative or category of derivatives.

Management Risk. The Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the portfolio managers’ expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the portfolio managers’ expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•                  actual and anticipated changes in interest rates;

•                  fiscal and monetary policies; and

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•                  national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Counterparty Risk. Some derivatives are obligations entered into with a particular counterparty. If the counterparty defaults or refuses to honor its obligations, the Fund may lose amounts due it from the obligations, or may be delayed in receiving such amounts.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

Investment Companies. The Fund may buy and sell shares of other investment companies, including exchange traded funds, as permitted by the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff. Underlying investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in Fund shareholders indirectly bearing a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Closed-End Funds. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses.

Open-End Mutual Funds. Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment of open-end mutual funds typically reflect securities in which the funds invest. The NAV per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund. Each open-end fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses.

Under certain circumstances an open-end fund in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the portfolio managers determine it is appropriate to dispose of them. Such disposition would impose additional costs on the Fund.

Repurchase Agreements. The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are generally collateralized by the underlying debt securities and may be considered loans under the 1940 Act. In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, including expenses in enforcing its rights, loss from decline in value of such security, and lack of access to income on such security. In addition, changes in regulatory requirements concerning margin for certain types of financing transactions, including repurchase agreements, could impact a Fund’s ability to utilize these investment strategies and techniques.

Certain repurchase agreements that the Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, the Fund could be prohibited from

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selling the collateral in the event of a counterparty’s bankruptcy unless a fund is able to obtain the approval of the bankruptcy court. Regulations adopted by prudential regulators (i.e. Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Farm Credit Administration and the Federal Housing Finance Agency) that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

Liquidity Risk Management. Many factors may influence the price at which the Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets may be particularly subject to liquidity risk. The Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as the Fund may increase the Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of the Fund because it may be unable to sell the investments at an advantageous time or price. Thus, the Fund may be forced to accept a lower sale price for the security, sell other investments or forego another more attractive investment opportunity. Liquid investments purchased by the Fund may subsequently become less liquid or illiquid, and harder to value.

Rule 144A and Other Restricted Securities. The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933 (the “1933 Act”).

Rule 144A was adopted under the 1933 Act to allow a broader institutional trading market for securities subject to restriction on resale to the general public. The Rule provides a “safe harbor” for the resale of certain restricted securities among qualified institutional investors without registration under the 1933 Act. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are generally not treated as illiquid securities for purposes of the Fund’s investment limitations. Other securities subject to legal or contractual restrictions on resale generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities and in some cases may make disposition of such restricted securities at the time desired by the Fund impossible. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

Common Stocks. Although the portfolio managers do not intend to purchase common stocks, the Fund’s portfolio may include common stocks acquired upon conversion of convertible securities, upon a corporate restructuring or recapitalization. Such securities are sold when the sale does not adversely affect the Fund’s assets.

Credit-Linked Notes. Credit-linked notes (“CLNs”) are typically set-up as a “pass-through” note structures created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond, group of bonds, or portfolio of credit default swaps. CLNs are typically issued at par, with a one-to-one relationship with the notional value to the underlying assets. The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying assets as well as that of the issuing entity. In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid or fail to be repaid the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer or the underlying assets will also likely negatively impact the price of the CLN. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

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Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the portfolio manager believes is fair.

Structured Investments. Included among the issuers of debt or equity securities in which the Fund may invest are special purpose entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. Unless a structured investment includes some form of credit enhancement, such as a guarantee by a third party, its credit risk will generally be equivalent to that of its underlying instruments; the extent of the payments made with respect to structured investments usually depends on the extent of the cash flow on the underlying instruments. However, structured investment vehicles permit cash flows and credit risk to be apportioned among multiple levels or “tranches” of securities with different investment characteristics such as varying maturities, payment priorities, or interest rate provisions. The Fund could purchase senior or subordinated structured investments. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Purchasing subordinated structured investments may have an economic effect similar to borrowing against the related securities.

Structured investments are potentially more volatile and carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Structured investments may entail significant risks that are not associated with their underlying assets.

Debt Security Ratings. Moody’s, Fitch and S&P employ the designations set forth in Appendix A to rate debt securities.

Securities Lending. The Fund may lend a portion, up to 33%, of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market instruments. The Fund lends its securities in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff.

The risks of the Fund lending its securities are similar to the risks involved with repurchase agreements. When the Fund lends securities, any losses on the collateral received from the borrower will be borne by the Fund. Moreover, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

•                  Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•                  Experience delays in recovering its securities.

Any costs associated with securities lending would not appear as expenses in the Fund’s fee table in the prospectus. When securities are lent, the Fund will not be able to vote proxies for these securities unless they are recalled by the Fund. However, the Board or the Fund may have obligations to recall lent securities in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

Short Sales. Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

•                  Take advantage of an anticipated decline in prices.

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•                  Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. This risk is theoretically unlimited. The Fund would profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box. In addition, the Fund may engage in short sales “against the box”. In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales. The Fund will not short sell a security if:

•                  After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

Whenever the Fund sells a security short, until the Fund closes its short position, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.

When-Issued, Delayed-Delivery and Forward Transactions. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Delayed Delivery. Some securities in which the Fund may invest are offered on a delayed delivery (including a “when issued”) basis. That is, delivery and payment for the securities is scheduled to occur on a future settlement date but the price, interest rate and settlement date is fixed at the time of commitment. At all times the Fund maintains in a segregated account, cash or liquid, high grade money market instruments in an amount equal to any open commitments.

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However, the Fund can meet its obligations to pay for delayed delivery securities from the sale of the securities themselves, which may have a value greater or lesser than the Fund’s payment obligation, thus producing a realized gain or loss. When purchasing a security on a when-issued or delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. The yield available in the market when the delivery takes place may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Government Intervention in Financial Markets. Instability in the financial markets during and after the 2008-2009 financial downturn led the U.S. government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. government enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the full impact of which on the value of securities held by the Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The portfolio managers will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Future events may cause governments or their agencies to acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The portfolio managers will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so. In addition, it is not certain whether the U.S. government or other governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Increasing Government Debt. The total public debt of the United States as a percentage of gross domestic product grew rapidly as a result of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.

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In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility, particularly if other rating agencies similarly lower their ratings on the U.S. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by a sovereign credit rating downgrade. Moreover, additional credit rating downgrades of U.S. sovereign debt or of U.S. government-sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes. This could adversely affect the value of the Fund’s investments.

Inflation and Deflation. The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. The Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce the Fund’s performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of the Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Risk. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Changes to current federal securities laws or the regulations thereunder could materially impact the profitability of the Fund and the value of assets it holds, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends. The Fund may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. In addition, legal, regulatory or policy changes in the U.S. or abroad could negatively impact financial markets and could reduce the value and/or liquidity of the Fund’s investments.

Fund Operational Risk. An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cybersecurity Risk. Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund and its service providers to potential operational and information security risks from cybersecurity incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, Custodian, Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for trading counterparties and issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. The Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Adviser cannot control the cybersecurity systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified

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and additional unknown threats may emerge in the future. There is also a risk that cybersecurity breaches may not be detected.

Temporary Defensive Position. When adverse market or economic conditions indicate to the portfolio managers that a temporary defensive strategy is appropriate, the Fund may invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, cash and/or repurchase agreements. Under such circumstances, the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which cannot be changed without approval by the holders of both a majority of the shares of preferred stock (the “Preferred Stock”) and of the shares of common stock (the “Common Shares”).  Such majority is defined by the Act as (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.  Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.  With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. These restrictions provide that the Fund shall not:

1.                                      Purchase any security if such purchase would cause less than 75% of the value of its total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect to any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

2.                                      Make short sales of securities or maintain a short position unless the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales “against the box”) or unless the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.  The Fund shall not make short sales or maintain a short position if to do so would cause more than 25% of the Fund’s total net assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.  Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3.                                      Purchase or retain the securities of any issuer if those officers and directors of the Fund or its Adviser owning individually more than ½ of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

4.                                      Engage in transactions in puts, calls or combinations thereof, but the Fund may acquire warrants or other rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies; except that the Fund may write listed call options which are traded on a national securities exchange.  The Fund may write options only on securities which it owns (covered options), and is required to retain ownership of the underlying security as long as the option remains outstanding.  The Fund may not write any option which would at the time cause outstanding options written by the Fund to cover securities comprising more than 10% of the value of the Fund’s assets.

5.                                      Purchase securities of other investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of the acquired company, (b) securities issued by the acquired company having an aggregate value in

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excess of 5% of the value of the total assets of the Fund, or (c) securities issued by all investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  In addition, the Fund may not purchase securities of an open-end investment company.

6.                                      Invest in commodities, commodity contracts, real estate, or interests in real estate, although the Fund may purchase securities of companies holding real estate or interests therein.

7.                                      Issue any Senior Securities (as defined by the 1940 Act) except the Preferred Stock; or borrow in excess of 5% of the value of its total assets, or pledge its assets to an extent greater than 10% of the value of its total assets; provided that any borrowing must be from banks and must be undertaken only as a temporary measure for extraordinary or emergency purposes.

8.                                      Make any investment which would cause more than 25% of its assets to be invested in securities issued by companies principally engaged in any one industry.

9.                                      Make loans except that the Fund may acquire non-publicly offered debt securities (including convertible securities and including Repurchase Agreements) of any company and except that the Fund may in an amount not exceeding 10% of its net assets acquire debt securities of any person in connection with the sale or other disposition of securities owned by the Fund.  The purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, whether or not the purchase was made upon the original issue of the securities is not considered to be a loan.  The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund, and are at all times secured by cash collateral that is equal to at least the market value, determined daily, of the loaned securities.  The Fund may make loans of portfolio securities with a market value of up to 20% of the value of the Fund’s total assets.

10.                               Invest in securities of issuers that do not have outstanding a class of securities for which market quotations are readily available, except for (i) non-convertible debt securities and (ii) other securities acquired in connection with the sale or other disposition of securities owned by the Fund or which are believed will enhance or protect the value of securities owned by the Fund.

11.                               Purchase restricted securities, other than debt securities, from an issuer unless the Fund has obtained the contractual right to call upon the issuer to file a registration statement with respect to the restricted securities.  The issuer’s commitment to register its securities may be for a limited or for an unlimited period of time, but if limited it will encompass a period of at least two years.  The Fund may purchase restricted securities from a holder without obtaining such a contractual right from the issuer if the value of all such securities does not exceed 10% of the value of the total assets of the Fund.

The latter part of certain of the Fund’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by the 1940 Act, as amended from time to time and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief.  The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

MANAGEMENT OF THE FUND

Although the Board has delegated day-to-day management to the Adviser, all Fund operations are overseen by the Board, which meets periodically and performs duties required by applicable state and federal laws.

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Board of Directors. All Directors and officers of the Fund are also directors and/or officers of one or more of seven other investment companies advised by the Adviser. These investment companies are FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA Funds Trust’s FPA Flexible Fixed Income Fund, FPA Funds Trust’s FPA International Value Fund, FPA New Income, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (collectively, the “FPA Funds”).

Directors serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Director’s term is indefinite in length. If a Director dies or resigns, a successor generally can be elected by the remaining Directors. Information regarding Directors and officers of the Fund are set forth in the following tables. All officers of the Fund, except for the Secretary of the Fund, are also officers of the Adviser.

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano and Patrick B. Purcell are all Directors of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Directors”).

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years

Independent Directors

Sandra Brown, 1955	Director	2016	Consultant. Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None

Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Wealth Advisors. Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None

Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean, Professor and Faculty Director of the Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Osborne has been at UCLA since 1972 and most recently served (July 1, 2018 - June 30, 2019) as the Interim Dean of the school. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

A. Robert Pisano, 1943	Director	2013	Consultant. Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-April 2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Entertainment Partners and Resources Global Professionals

Patrick B. Purcell, 1943	Director	2010	Retired. Formerly, Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983 to 1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital,	8	None

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Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).

“Interested” Director(2)

J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  “Interested person” within the meaning of the 1940 Act by virtue of their affiliation with the Fund’s Adviser.

Leadership Structure and Responsibilities of the Board and its Committees. The Board of Directors has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day management to the Adviser, all Company operations are overseen by the Fund’s Board, which meets at least quarterly. The Board is currently composed of six directors, including five directors each of whom is not an “interested person” of the Fund, as that term is defined in the 1940 Act (each an “Independent Director”). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings. The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings, and the Nominating and Governance Committee meets at least twice a year. The Independent Directors have retained “independent legal counsel,” as that term is defined in the rules under the 1940 Act.

The Board has appointed an Independent Director, currently Mr. Lipson, to serve in the role of Chairman. The Chairman presides at all meetings of the Board and works with the President to set the agenda for meetings. The Chairman’s responsibilities include presiding at all meetings of the Board, working with the President to set the agenda for meetings and serving as liaison among the other Directors and with Company officers and management personnel.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also conducts an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations, among other matters. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Directors, is appropriate given its specific characteristics.

The Fund’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. Several members of the Board have had a long and continued service with the Fund. As noted in the Nominee Information Table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. The Board believes that each particular Director’s financial and business experience gives him or her the qualifications and skills to serve as a Director.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual written report to the Board evaluating the Fund’s compliance policies and procedures. The Board expects the CCO to report any material compliance risk, should it arise, to the Board.

During the fiscal year ended December 31, 2018, the Board held seven meetings. Each Director attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which they served. All of the Directors attended the Fund’s prior year’s annual meeting.

Risk Oversight. Day-to-day management of the Fund including risk management is the responsibility of the Adviser, which is responsible for managing all Company operations and the Fund’s risk management processes. The Board

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oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, trading and the impact on the Fund of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objectives. As a result of the foregoing and other factors, the ability of the Fund’s service providers, including the Adviser, to eliminate or mitigate risks is subject to limitations.

Standing Committees of the Board. The Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

The Board of Directors has designated Ms. Brown and Messrs. Lipson, Osborne, Pisano and Purcell as the Audit Committee of the Board. All members of the Audit Committee are “independent,” as that term is defined in the applicable listing standards of the NYSE. No member is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Fund with the accounting, recording, and financial reporting requirements of the 1940 Act. In each instance, before an accountant has been engaged by the Fund, the engagement has been approved by the Audit Committee. The Audit Committee met four times during the last fiscal year.

The Board of Directors has designated Ms. Brown and Messrs. Lipson, Osborne, Pisano and Purcell as the Nominating and Governance Committee. All members of the Nominating and Governance Committee are “independent,” as that term is defined in the applicable listing standards of the NYSE. No member is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Nominating and Governance Committee recommends to the full Board of Directors nominees for election as Directors of the Fund to fill vacancies on the Board, when and as they occur. In addition, the Nominating and Governance Committee periodically reviews issues such as the Board’s composition and compensation as well as other relevant issues, and recommends appropriate action, as needed, to the full Board. While the Nominating and Governance Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Nominating and Governance Committee is within the sole discretion of the Nominating and Governance Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as Directors. The Nominating and Governance Committee met four times during the last fiscal year.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board of Directors. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflict or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Nominating and Governance Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act and of the NYSE, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to

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nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

Fund Shares Owned by Directors as of December 31, 2018

Aggregate Dollar Ranges of Shares
	Dollar Range of Company	Owned in All FPA Funds
Name	Shares Owned	Overseen by Director
Independent Directors
Sandra Brown	None	Over $100,000
Mark L. Lipson	$10,001-$50,000	Over $100,000
Alfred E. Osborne, Jr.	$1-$10,000	Over $100,000
A. Robert Pisano	$10,001-$50,000	Over $100,000
Patrick B. Purcell	$50,001-$100,000	Over $100,000
Allan M. Rudnick*	$50,001-$100,000	Over $100,000
“Interested” Director
J. Richard Atwood	Over $100,000	Over $100,000

* Mr. Rudnick retired in May 2019 and is no longer a Director.

As of August 20, 2019, all officers and Directors of the Fund as a group owned beneficially less than 1% of the outstanding shares of Common Stock of the Fund.

Director Compensation Paid During the Fiscal Year Ended December 31, 2018. No compensation is paid by the Fund to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates. The following information relates to compensation paid to the Directors for the fiscal year ended December 31, 2018. The Fund typically pays each Independent Director an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. No pension or retirement benefits are accrued as part of Company expenses. Each such Independent Director is also reimbursed for out-of-pocket expenses incurred as a Director.

		Total Compensation
	Aggregate Compensation	From All FPA Funds,(1),(2)
Name	From the Fund(1)	Including the Fund
Independent Directors
Sandra Brown	$24,500	$231,500
Mark L. Lipson	24,500	231,500
Alfred E. Osborne, Jr.	24,500	225,500
A. Robert Pisano	22,500	217,500
Patrick B. Purcell	25,000	241,000
Allan M. Rudnick*	26,500	245,500
“Interested” Director
J. Richard Atwood	0	0

(1)  No pension or retirement benefits are provided to directors by the Fund or the FPA Funds.

(2)  Includes compensation from the Fund, FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., and FPA Funds Trust, on behalf of its series FPA Crescent Fund, FPA International Value Fund and FPA Flexible Fixed Income Fund.

*     Mr. Rudnick retired in May 2019 and is no longer a Director.

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Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Steven Romick, 1963	Vice President and Portfolio Manager	2015

Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund, a series of FPA Funds Trust (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2015

Partner of FPA (since December 2013). Formerly, Vice President of FPA (2009-2012). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015) and Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Formerly, Managing Director (January 2013-December 2013).

Brian Selmo, 1977	Vice President and Portfolio Manager	2015

Partner of FPA (since December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015) and Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Formerly, Managing Director (January 2013-December 2013).

Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2015

Partner of FPA. Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015), Vice President (since June 2015), Portfolio Manager of FPA New Income, Inc. (since November 2004), and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018).

Abhijeet Patwardhan, 1980	Vice President and Portfolio Manager	2015

Partner (since January 2017) and a Director of Research (since April 2015) of FPA. Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015), Vice President and Portfolio Manager of the FPA New Income, Inc. (since November 2015) and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018). Formerly; Managing Director of FPA from November 2015 to January 2017. Formerly, Senior Vice President of FPA from January 2014 to November 2015.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Senior Vice President and Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gildings’ address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

Shareholder Communications

Shareholders wishing to communicate with the Board may do so by sending a written communication to J. Richard Atwood, President of the Fund, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

Codes of Ethics

The Fund and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions.  Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

The Board has also adopted a Code of Ethics, which applies to, among others, the Fund’s officers and directors, as well as a Code of Ethics for Senior Executive and Financial Officers that applies to the Principal Executive Officer and Principal Financial Officer of the Fund. A copy of Code of Ethics for Senior Executive and Financial Officers is available as an exhibit to Form N-CSR filed on March 8, 2019 on the website of the Securities and Exchange Commission, www.sec.gov, or without charge, upon request, by calling (800) 982-4372. You may also obtain copies

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of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov

Control Persons and Principal Holders of Securities

A control person is a person who beneficially owns more than 25% of the voting securities of a company. As of August 20, 2019, no shareholder, to the knowledge of the Fund beneficially owned more than five percent of the Fund’s Common Shares.

As of August 20, 2019, the directors and officers of the Fund as a group beneficially owned less than one percent of the Fund’s outstanding Common Shares.

Adviser

Investment Adviser. First Pacific Advisors, LP, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since its inception in 1968. Presently, the Adviser manages assets of approximately $28 billion and serves as the investment adviser for eight investment companies, including the Fund, and more than 40 institutional, sub-advised accounts, and private funds. Currently, the personnel of First Pacific Advisors, LP consists of 30 persons engaged full time in portfolio management or investment research in addition to 54 persons engaged full time in trading, administrative, financial or clerical activities.

The Fund has entered into an Investment Advisory Agreement dated October 1, 2006 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio. The Adviser is authorized, subject to the control of the Board, to determine which securities are to be bought or sold and in what amounts. The Adviser also provides, or arranges for and supervises the provision of, certain other services related to the day-to-day operations of the Fund that are necessary or appropriate for it to operate as an open-end investment company.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all other costs and expenses of its operations, including: compensation of its Directors (other than those affiliated with the Adviser); fees and charges of independent accountants, custodian and depository and legal counsel for the Fund; fees and charges of the Fund’s transfer agent, including the costs of maintaining the Fund’s shareholder account books and records; dividend disbursing agent and registrar, if any; costs of designing, printing, engraving and issuing certificates representing shares of the Fund; expenses, including fees and disbursements of counsel, in connection with litigation by or against the Fund; taxes, including franchise, income, issue, transfer, business license and other corporate fees payable by the Fund to Federal, State or other governmental agencies; premiums for the fidelity bond maintained by the Fund pursuant to Section 17 of the 1940 Act and for any errors and omissions insurance policy maintained by the Fund; dues for the Fund’s membership in trade organizations; interest on indebtedness, if any, incurred by the Fund; costs of designing, printing and mailing periodic and other reports to shareholders, proxy statements, dividend notice and other communications to Source’s shareholders; expenses of meeting of shareholders and directors; broker’s’ commissions, issue and transfer taxes, and other costs chargeable to the Fund in connection with security transactions to which the Fund is a party or with securities owned by the Fund; fees and expenses in connection with maintaining registration of Source and complying with the requirements of the SEC under the 1940 Act, the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”); and advertising and public relations expenses, if any.

For services rendered, the Adviser is paid a monthly fee calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million on the last business day of each month.

The Advisory Agreement requires the Adviser to reduce its investment advisory fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

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The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement is renewable annually if specifically approved each year (a) by the Board or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 2019, has been approved by the Board and a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty with respect to the fund by the Board, or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended December 31, 2016, 2017, and 2018 the Fund’s Adviser received gross advisory fees of $2,706,446, $2,605,877, and $2,630,257, respectively.

Administrator

State Street Bank and Trust Company (“Administrator”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator to the Fund, FPA Funds Trust, FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., and Source Capital Inc. (each, an “FPA Fund”, and collectively, the “Fund Complex”). Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs of each FPA Fund. The Administrator receives a fee equal to the greater of (i) the monthly installment of the annual per FPA Fund minimum (minimum annual fee of $110,000) or (ii) the FPA Fund’s pro rata share of the monthly fee based upon the average net assets of the Fund Complex on a monthly basis calculated at the following annualized rates: 0.0055% of the first $20 billion in assets; 0.0035% of the next $20 billion in assets; and 0.0020% thereafter.

Custodian, Transfer Agent and Registrar

State Street Bank and Trust Company serves as custodian (the “Custodian”) for the Fund.  American Stock Transfer & Trust Company, LLC, whose principal business address is 6201 15th Avenue, Brooklyn, New York 11219, serves as the Fund’s transfer agent, shareholder service agent and registrar.

The Fund will indemnify the Custodian from and against any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities which may be asserted against the Custodian in connection with its duties under the custodian agreement, except as may arise from the Custodian’s own negligence, willful misfeasance or willful misconduct.

The Fund will indemnify American Stock Transfer & Trust Company, LLC as transfer agent from and against any and all losses, damages, costs, charges, counsel fees (including the defense of any lawsuit in which the transfer agent or its affiliate is a named party), payments, expenses and liability arising out of or attributable to its actions taken pursuant to the transfer agency and service agreement, provided that such actions are taken in good faith without negligence, willful misfeasance or willful misconduct.

Portfolio Management

Mark Landecker, Steven Romick and Brian Selmo are responsible for the day to day operations of asset allocation and the equity portion of the registrant.  Thomas H. Atteberry and Abhijeet Patwardhan are primarily responsible for the day-to-day management of the fixed income portion of the registrant.

Other Accounts Managed by Portfolio Managers. Set forth below is the following information with respect to other accounts managed by the portfolio managers as of December 31, 2018. Messrs. Atteberry, Landecker, Patwardhan, Romick and Selmo manage the following accounts (including the Fund):

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				# of
				Accounts
				Managed	Total Assets
				with	with
Name of		Total # of	Total	Performance-	Performance-
Portfolio	Type of	Accounts	Assets	Based	Based Advisory
Managers	Accounts	Managed	(millions)	Advisory Fee	Fee (millions)
Thomas H. Atteberry	Registered Investment Companies:	3	$6,301	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	14	$773	0	$0
Mark Landecker	Registered Investment Companies:	2	$14,029	0	$0
	Other Pooled Investment Vehicles:	18	$3,394	6	$885	*
	Other Accounts:	2	$114	0	$0
Abhijeet Patwardhan	Registered Investment Companies:	3	$6,301	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	14	$773	0	$0
Steven T. Romick	Registered Investment Companies:	2	$14,029	0	$0
	Other Pooled Investment Vehicles:	19	$3,331	7	$822	**
	Other Accounts:	2	$114	0	$0
Brian A. Selmo	Registered Investment Companies:	2	$14,029	0	$0
	Other Pooled Investment Vehicles:	18	$3,059	6	$549	*
	Other Accounts:	2	$114	0	$0

*          Investors in one unregistered fund pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee. Investors in the other two unregistered funds pay a fee of 15% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

**        Three of these are unregistered funds that are structured as fund-of-funds and, in addition to the base management fee, investors pay a fee of up to 15% of the net positive annual performance, subject to certain hurdles. Investors in the other three unregistered funds pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

Conflicts of Interest.  A portfolio manager may also responsible for managing other accounts in addition to the Fund.  Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have a similar investment objective or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund.  Because of their positions with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies.  Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other

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accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy.  The Adviser will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although the Adviser manages numerous accounts and/or portfolios with a similar or identical investment objective, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the  circumstances.  To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time.  As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the overall benefits outweigh any disadvantages that may arise from this practice.  Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

The Adviser and a portfolio manager may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, such as by means of performance fees.  Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements.  Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

A portfolio manager may also be responsible for managing other accounts in addition to the Fund. Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); non-U.S. investment companies; and may also include accounts or investments managed or made by the portfolio manager in a personal or other capacity. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

Investment and Trade Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. In addition, regulatory issues applicable to FPA or one or more of the investment companies or other accounts it manages may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. FPA has implemented additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain other pooled investment vehicles, including investment opportunity allocation issues.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, FPA may aggregate the purchases and sales of the securities and will allocate the securities

45

transactions in a manner that it believes to be equitable under the circumstances. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the portfolio manager that the overall benefits outweigh any disadvantages that may arise from this practice. In general, and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the other accounts based on available capacity for such investment. Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if FPA deems in good faith that a different allocation among the Fund and the other accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment; (b) the Fund’s or the other accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the other accounts’ portfolios; (d) liquidity requirements of the Fund and the other accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to resize risk in the Fund’s or the other accounts’ portfolios; (h) redemption/withdrawal requests from the other accounts and anticipated future contributions into the Fund and the other accounts; (i) when a pro rata allocation could result in de minimis or ‘‘odd lot’’ allocation; (j) availability of leverage and any requirements or other terms of any existing leverage facilities; (k) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such other accounts; and (l) other considerations deemed relevant by FPA. Subject to applicable laws and/or account restrictions, FPA may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other FPA clients invest in different parts of an issuer’s capital structure, such as when one client owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. Depending upon the particular facts and circumstances, FPA may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Moreover, the Fund or other account managed by FPA may invest in a transaction in which one or more investment companies or accounts managed by FPA are expected to participate, or already have made or will seek to make, an investment. Such investment companies or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, FPA will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in FPA acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Cross-Trades. FPA, to the extent consistent with applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its affiliates. Any such purchases, sales, or exchanges generally will be effected only in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff and will be subject to approval by FPA’s legal and compliance department and Board oversight.

Material Non-Public Information. FPA may come into possession of material non-public information with respect to an issuer, as a result of another fund’s or account’s investment, or otherwise. Should this occur, FPA would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material. FPA may establish information barriers that have the effect that disclosure of such information to FPA personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material nonpublic information in the possession of FPA which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Performance Fees; Investments in FPA Private Funds. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. In addition, the portfolio manager may

46

have investments in one or more FPA-managed private funds. Any performance fee arrangements or private fund investments may create a conflict of interest for the portfolio manager and for FPA in that the portfolio manager and FPA may have an incentive to allocate the investment and trade opportunities that s/he or they believe might be the most profitable to such other accounts instead of allocating them to the Fund. FPA has adopted policies and procedures reasonably designed to allocate investment and trade opportunities between the FPA Funds and such other accounts on a fair and equitable basis over time or otherwise. (See “Investment and Trade Opportunities” above.)

Any such performance fee arrangements or private fund investments may also create a potential conflict of interest for the portfolio manager and for FPA with respect to an FPA Fund’s investments in privately placed securities: a portfolio manager and FPA may have an incentive to structure the Fund’s investment in these securities in such a way that it might favor the private fund’s investment over the Fund’s. FPA and the FPA Funds have adopted policies and procedures reasonably designed to address this potential

Portfolio Manager Compensation

Messrs. Atteberry, Landecker, Patwardhan, Romick and Selmo are compensated by the Adviser. Compensation of each portfolio manager consists of: (i) a base salary; (ii) an annual bonus; and (iii) participation in residual profits of the Adviser. The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the portfolio manager’s performance in three key areas: long-term performance, team building, and succession planning. The Adviser assesses long-term performance over a full market cycle, which generally lasts between five and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development.

The majority of the fixed portion is based on the revenues received on the assets managed by the portfolio managers, including the Fund’s assets.

As an equity owner of the Adviser, the value of each portfolio manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the portfolio managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

Portfolio Manager(s) Fund Ownership

As of December 31, 2018, the portfolio managers owned shares of the Fund as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant
Thomas H. Atteberry	$10,001-$50,000
Mark Landecker	None
Abhijeet Patwardhan	$10,001-$50,000
Steven T. Romick	None
Brian A. Selmo	None

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. Equity securities are generally traded on an agency basis. For fixed income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis. Accordingly, the net price to the Fund in

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any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Board, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions. The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Board.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the 1934 Act) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy. Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts. Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund’s portfolio. In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser when one or more clients of the Adviser are selling the same security. Transactions in such securities will be made, insofar as feasible, for the respective Fund and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. To the extent the Fund were to acquire debt securities, it generally would not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. If the Fund were to execute a transaction in the

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over-the-counter market, it would deal with primary market makers unless prices that are more favorable are otherwise obtainable.

The Adviser anticipates that brokerage commissions and other transaction costs on non-U.S. stock exchange transactions will generally be higher than in the U.S., although the Adviser will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of non-U.S. stock exchanges and brokers than in the U.S.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended December 31, 2016, 2017, and 2018 totaled $114,000, $50,000, and $174,259, respectively. During the last fiscal year, all of the brokerage commissions were paid on transactions having a total value of $296,405,052 to brokers selected because of research services provided to the Adviser.

DESCRIPTION OF SHARES

Common Shares

The Fund’s Common Shares are described in the prospectus.  The Fund intends to hold annual meetings of shareholders so long as the Common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of Preferred Stock

The terms of any Preferred Stock issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes an offering of Preferred Stock.

If the Board determines to proceed with an offering of Preferred Stock, the terms of the Preferred Stock may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Fund’s Declaration of Trust.  The Board, without the approval of the Common Shareholders, may authorize an offering of Preferred Stock or may determine not to authorize such an offering, and may fix the terms of the Preferred Stock to be offered.

Other Shares

The Board (subject to applicable law and the Fund’s Declaration of Trust) may authorize an offering, without the approval of the holders of either Common Shares or Preferred Stock, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit.  The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares.  Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.  Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider actions that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company.  The Board may decide not to take any of these actions.  In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

In 2015, the Board authorized the Fund to make open-market repurchases of Common Shares of up to 10% of the Fund’s then-outstanding shares at such times when the Fund’s shares trade at a greater than 10% discount to the Fund’s NAV and when in the Adviser’s judgment such repurchases would benefit Common Shareholders, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock

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by the issuer and the managers’ ability to raise cash to repurchase shares in a tax-efficient manner. There is no assurance that the Fund will purchase shares at any specific discount levels or in any specific amounts.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding.  However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund’s shares trading at a price equal to their NAV.  Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at NAV from time to time, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total net assets which would likely have the effect of increasing the Fund’s expense ratio.  Any purchase by the Fund of its Common Shares at a time when Preferred Stock are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

The Board may amend or terminate the Fund’s shares repurchase program, solely in its discretion, at any time during the duration of the program. The Board may amend the program in response to various events, including, but not limited to, changing market conditions, material variations in the Fund’s discount level, potential and meaningful adverse effects upon the Fund’s expense ratio and changes in the ability of the Fund to raise cash to repurchase its Common Shares in a tax-efficient manner. The repurchase of Common Shares by the Fund will be suspended during the Offer and, depending on market conditions, the suspension may continue until the net proceeds of the Offer are substantially invested.

The Fund has adopted policies and procedures for the program, which includes procedures to comply with applicable rules and regulations. During “repurchase black-out periods” described in the policy, the Fund suspends the shares repurchase program when it is in possession of material non-public information, including any offerings, declaration of dividends and purchase of shares for the Fund’s Dividend Reinvestment Plan or Cash Purchase Plan.

Additional disclosure regarding the Fund’s open market repurchases is available in the Fund’s annual report and semi-annual report to shareholders and on the EDGAR database on the SEC’s internet site (http://www.sec.gov).

Notwithstanding the foregoing, at any time when the Fund has Preferred Stock outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).  Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer.  Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income.  Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act, the 1940 Act and the rules and regulations thereunder.

Further, it is the Board’s intention not to authorize repurchases of Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange or (b) impair the Fund’s status as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the trust level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the

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extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement or continuation of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased.  Even in the absence of such conditions, the Board may decline to take action in response to a discount from NAV.  The Board may in the future modify these conditions in light of experience.

Before deciding whether to take any other action if the Common Shares trade below NAV, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations.  Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Common Shares and some of the important U.S. federal income tax considerations affecting the Fund.  The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Shares.  It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect.  In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Common Shareholder that holds Common Shares as a capital asset (generally, for investment) and is a U.S. shareholder.

A “U.S. shareholder” generally is a beneficial owner of Common Shares who is for U.S. federal income tax purposes:

•                  a citizen or individual resident of the United States;

•                  a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state therein or the District of Columbia;

•                  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•                  a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person.

A “non-U.S. shareholder” generally is a beneficial owner of Common Shares who is neither a U.S. shareholder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  A prospective shareholder that is a partner of a partnership holding Common Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Common Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Common Shares will depend on the facts of his, her or its particular situation.  The Fund encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the

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applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund has elected to be treated and has qualified, and intends to continue to qualify annually, as a RIC under Subchapter M of the Code.  As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders as dividends.  To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below).  In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If the Fund:

•                  qualifies as a RIC; and

•                  satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of its income it distributes (or is deemed to distribute) to its shareholders.  The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year (taking into account certain deferrals and elections), (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”).  The Fund generally will endeavor in each taxable year to make sufficient distributions to its shareholders to avoid any U.S. federal excise tax on its earnings, but the Fund reserves the right to pay the excise tax when circumstances warrant.

Pursuant to Revenue Procedure 2017-45, the Internal Revenue Service (“IRS”) indicated that it would treat distributions from certain publicly traded RICs that are paid part in cash and part in stock as dividends that would satisfy the Annual Distribution Requirement and qualify for the dividends paid deduction for U.S. federal income tax purposes.  In order to qualify for such treatment, the Revenue Procedure requires that at least 20% of the total distribution be payable in cash and that certain other requirements be satisfied.  If too many shareholders elect to receive cash, each shareholder electing to receive cash generally must receive a portion of his or her dividend in cash (with the balance of the dividend paid in stock).  The entire distribution, including the portion paid in stock, would generally be taxable to shareholder.  As a result, a shareholder may be required to pay tax with respect to such dividends in excess of any cash received.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•                  continue to qualify as a management company under the 1940 Act at all times during each taxable year;

•                  derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “90% Income Test”);

•                  diversify its holdings so that at the end of each quarter of the taxable year:

•                  at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

52

•                  no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

The Fund generally intends to comply with 90% Income Test and the Diversification Tests.  However, certain of the Fund’s investments may produce income that may not constitute qualifying income for purposes of the 90% Income Test.  For example, any equity investments the Fund makes in entities treated as partnerships for U.S. federal income tax purposes that are engaged in active businesses will generally not produce qualifying income for purposes of the 90% Income Test.  In addition, we may invest in certain commodity-related derivatives to hedge positions in commodity-related issuers or industries.  The IRS has ruled that income from certain commodity-related derivatives would not be qualifying income for the 90% Income Test with respect to a taxpayer whose commodity-related derivatives were not entered into in connection with a business of investing in stock and securities.  We do not believe that ruling will apply to our income from commodity-related derivatives because any such income will be treated as “other income” related to our business of investing in stock or securities.  No assurance can be provided that the IRS will not successfully challenge our position that our commodity-related derivative income is qualifying income for purposes of the 90% Income Test.  Moreover, we intend to enter into reverse repurchase agreements with respect to certain of our assets under which we would nominally sell the assets to a counterparty and simultaneously enter into an agreement to repurchase the sold assets in exchange for a purchase price that reflects a financing charge.  Based on positions the IRS has taken in analogous situations, we believe that these transactions will be treated as secured debt and that we would be treated for purposes of the 90% Income Test and the Diversification Tests as the owner of the assets that are the subject of any such reverse repurchase agreement notwithstanding that such agreements may transfer record ownership of the assets to the counterparty during the term of the agreement.  It is possible, however, that the IRS could assert that we did not own the assets sold during the term of the sale and repurchase agreement, in which case our ability to qualify as a RIC could be jeopardized.  Accordingly, no complete assurance can be provided that the Fund will be able to satisfy requirements of the 90% Income Test and the Diversification Tests.

In addition, certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gain or qualified dividend income into higher-taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of stock or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, and (6) cause the Fund to recognize income or gain without a corresponding receipt of cash (referred to as “phantom income”).  For example, with respect to phantom income, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with “payment-in-kind” (“PIK”) interest or, in certain cases, increasing interest rates or issued with equity or warrants) or debt obligations that are acquired with market discount in respect of which an election has been made to accrue such market discount on a current basis, the Fund must include in income each year a portion of the OID or market discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year.  The Fund may also have to include in income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as equity or warrants.  Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount.  Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes.  In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

As a result of the application of the rules described above, the Fund could be subject to U.S. federal income tax or the 4% nondeductible excise tax and, under certain circumstances, the Fund’s ability to qualify or maintain its qualification as a RIC could be negatively affected.  The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.  Accordingly, no complete assurance can be provided that the Fund will be able to satisfy the 90% Income Test and the Diversification Tests, avoid the U.S. federal income tax or meet the Excise Tax Avoidance Requirement.

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Although the Fund does not presently expect to do so, it is authorized to borrow funds and to sell assets in order to satisfy distribution requirements.  However, under the 1940 Act, the Fund is not permitted to make distributions to its shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met.  Moreover, the Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the Diversification Tests.  If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, thereby reducing the income available for distribution to shareholders. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its shares of the Fund.

Failure to Qualify as a Regulated Investment Company

If the Fund were unable to qualify for treatment as a RIC and certain cure provisions were inapplicable, the Fund would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether the Fund makes any distributions to its shareholders.  The Annual Distribution Requirement would not be applicable, and distributions would be taxable to the Fund’s shareholders as ordinary dividend income that, subject to certain limitations, may be eligible for preferential rates applicable to “qualified dividend income” to the extent of the Fund’s current and accumulated earnings and profits.  Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction.  Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains.  Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Common Shares.  Distributions paid by the Fund to U.S. shareholders taxed at individual rates that are attributable to dividends from U.S. corporations and certain qualified foreign corporations may be eligible to be treated as “qualified dividend income,” which is currently subject to reduced maximum tax rates.  In this regard, it is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to qualified dividend income.  Distributions of the Fund’s

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net capital gains (which are generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently generally taxable at reduced maximum rates  in the case of U.S. shareholders taxed at individual rates, regardless of the U.S. shareholder’s holding period for his, her or its Common Shares and regardless of whether paid in cash or reinvested in additional Common Shares.  Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Common Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. If the Fund issues preferred stock, its earnings and profits must be allocated first to such preferred stock, and then to the Common Shares, in each case on a pro rata basis.

It is expected that a very substantial portion of the Fund’s income will consist of ordinary income.  For example, interest and OID derived by the Fund will constitute ordinary income.  In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis.  In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Common Shareholders.

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us.  To the extent the Fund pays tax on any retained capital gains at its regular corporate tax rate when that rate is in excess of the maximum rate payable by individuals on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations.  The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for his, her or its Common Shares.  In order to utilize the deemed distribution approach, the Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year.  The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases Common Shares shortly before the record date of a distribution, the price of the Common Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or its Common Shares.  The amount of gain or loss will be measured by the difference between such U.S. shareholder’s adjusted tax basis in the Common Shares sold and the amount of the proceeds received in exchange.  Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held his, her or its Common Shares for more than one year.  Otherwise, it will be classified as short-term capital gain or loss.  However, any capital loss arising from the sale or disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Common Shares.  In addition, all or a portion of any loss recognized upon a disposition of Common Shares may be disallowed if other Common Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

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In general, U.S. shareholders taxed at individual rates currently are subject to reduced maximum U.S. federal income tax rates  on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the Common Shares.  Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. shareholders.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the rates also applied to ordinary income.  Non-corporate U.S. shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 ($1,500 in the case of a married individual filing a separate return) of such losses against their ordinary income each year.  Any net capital losses of a non-corporate U.S. shareholder in excess of such amounts generally may be carried forward and used in subsequent years as provided in the Code.  Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain.  In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential maximum tax rate on qualified dividend income).  Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualified dividend income because its income generally will not consist of dividends.  Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the DRIP.  If the Common Shares are trading below NAV, Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash.  If the Fund issues additional Common Shares with a fair market value equal to or greater than NAV, however, Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year.  Accordingly, if the Fund issues Preferred Stock, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Shares and Preferred Stock in proportion to the total dividends paid to each class with respect to such tax year.

Backup Withholding and Information Reporting

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 24% from all distributions to any U.S. shareholder (other than a C corporation, a financial institution, or a shareholder that otherwise qualifies for an exemption):

•                  who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding; or

•                  with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.

An individual’s taxpayer identification number is his or her social security number.  Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that

56

proper information is provided to the IRS.  The Fund may be require to withhold a portion of any capital gain distributions to any U.S. shareholders who fail to certify their non-foreign status.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund’s Common Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances.  An investment in the Fund’s Common Shares by a non-U.S. shareholder may have adverse tax consequences.

Non-U.S. shareholders should consult their tax advisers before investing in Common Shares.

Distributions of the Fund’s “investment company taxable income” to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will generally be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies.  If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, the Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons.  Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Certain properly reported dividends are generally exempt from withholding of U.S. federal income tax where they are paid in respect of the RIC’s (i) “qualified net interest income” (generally, U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC or the non-U.S. shareholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of net short-term capital gain over long-term capital loss for such taxable year), and certain other requirements are satisfied. No assurance can be given as to whether any of the Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Fund. In particular, the exemption does not apply to distributions paid in respect of a RIC’s non-U.S. source interest income or dividend income. In the case of common stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if the RIC reports the payment as qualified net interest income or qualified short-term capital gain.  Thus, an investment in the shares of the Fund by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund invests.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of Common Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder.

The tax consequences to non-U.S. shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals present in the United States for 183 days or more during a taxable year may be different from those described herein.  Non-U.S. shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed.  In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.  For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of Common Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).  Accordingly, investment in Common Shares may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable

57

substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

The Fund (or an applicable intermediary) is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Common Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

An investment in the shares of the Fund by an individual non-U.S. shareholder may also be subject to U.S. federal estate tax.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Common Shares.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated the responsibility for voting proxies to FPA, subject to the Board’s continuing oversight. FPA’s Proxy Voting Policy seeks to ensure that Fund proxies are voted consistently and in the best economic interests of the Fund. FPA considers each proxy individually, on a case-by-case basis.

Where a proxy proposal raises a material conflict between FPA’s interests and the Fund’s interests, FPA will resolve the conflict as follows:

•                  FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue, and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable FPA Client(s).

•                  For material conflicts of interest, the internal group may take, but is not limited to, the following courses of action:

•                  FPA may consult with the Board of Directors for a course of action;

•                  FPA may vote in accordance with the recommendation of its proxy voting service provider;

•                  FPA may seek Client consent for the vote recommended by the Portfolio Manager;

•                  FPA may engage an independent third party to provide a recommendation on how to vote the proxy; or

•                  FPA may abstain from voting the proxy.

In certain instances, FPA may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund’s behalf. Such instances may include but are not limited to a de minimis number of shares held, potential adverse impact on the Fund’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote), or logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction). In addition, FPA generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

The Fund has filed Form N-PX, with the Fund’s complete proxy voting record for the twelve months ended June 30, 2018. The Fund’s Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[  ] serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. [  ] is located at [  ].

58

LEGAL COUNSEL

Dechert LLP is counsel to the Fund.  Dechert LLP is located at One Bush Street, Suite 1600, San Francisco, California 94104.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2018, together with the report of [  ] for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report and semi-annual report to shareholders. All other portions of the annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the prospectus or any prospectus supplement.

59

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1.             Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note:

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1.

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2.

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3.

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG.

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2.             Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC. and C:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D:

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.:	This indicates that no rating a rating has not been assigned or is no longer assigned.

Short-Term Issue Credit Ratings

A-1:

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

PART C.  OTHER INFORMATION

Item 25 — Financial Statements and Exhibits

1.                                      Financial Statements (all included in Part B)

Portfolio of Investments, December 31, 2018*

Statement of Assets and Liabilities, December 31, 2018*

Statement of Operations*,

Year ended December 31, 2018*

Statement of Changes in Net Assets*,

Year ended December 31, 2018*

Year ended December 31, 2017*

Report of Independent Registered Public Accounting Firm*

*Incorporated by reference to Form N-CSR filed by EDGAR with the Securities and Exchange Commission on March 8, 2019

2.                                      Exhibits

a.                                      Certificate of Incorporation, dated June 19, 1968 (1)

a.1                               Certificate of Amendment, dated October 15, 1968, to Certificate of Incorporation (1)

a.2                               Certificate of Amendment, dated October 10, 1972, to Certificate of Incorporation (1)

a.3                               Certificate of Reduction of Capital, dated April 10, 1975 (1)

a.4                               Certificate of Amendment, dated May 20, 1981, to Certificate of Incorporation (1)

a.5                               Certificate of Reduction of Capital, dated May 20, 1981 (1)

a.6                               Certificate of Amendment, dated May 19, 1982, to Certificate of Incorporation (1)

b.                                      By-Laws (1)

c.                                       Not applicable.

d.                                      Specimen Common Stock certificate (1)

d.1                               Form of Subscription Certificate for Rights Offering*

d.2                               Form of Notice of Guaranteed Delivery*

e.                                       Dividend Reinvestment Plan, as amended May 4, 1992 (1)

f.                                        Not applicable.

g.                                       Investment Advisory Agreement dated October 1, 2006 between the Company and First Pacific Advisors, LLC (1)

h.                                      Form of Dealer Manager Agreement to be filed by amendment.

i.                                          Not applicable.

j.                                         Custodian Agreement dated March 23, 2015 between the Company and State Street Bank and Trust Company (1)

k.                                      Administration Agreement dated March 23, 2015 between the Company and State Street Bank and Trust Company (1)

k.1                               Amendment dated May 21, 2018 to the Administration Agreement between the Company and State Street Bank and Trust Company (1)

k.3                               Form of Subscription Agent Agreement*

k.4                               Form of Information Agent Agreement*

k.5                               Transfer Agent Servicing Agreement*

l.                                          Opinion and consent of Dechert LLP to be filed by amendment

m.                                  Not applicable.

n.                                      Consent of Independent Auditors to be filed by amendment.

o.                                      Not applicable.

p.                                      Not applicable.

q.                                      Not applicable.

r.                                         Code of Ethics dated May 14, 2018 (1)

s.                                        Power of Attorney (1)

* Filed herein.

(1) Incorporated by reference from the Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (Securities Act File No. 333-232727 and Investment Company Act File No. 811-01731) filed on July 19, 2019.

Item 26 — Marketing Arrangements

Not applicable.

Item 27 — Other Expenses of Issuance and Distribution

Registration fees	$11,224
Exchange listing fees	$20,000
Financial Industry Regulatory Authority fees	$13,940
Printing and mailing expenses	$160,000
Accounting fees and expenses	$40,000
Legal fees and expenses	$250,000
Miscellaneous	$150,000
Total	$645,164

Item 28 — Persons Controlled by or under Common Control with Registrant

None.

Item 29 — Number of Holder of Securities

As of August 20, 2019:

(1)	(2)
Title of Class	Number of Record Holders
Common Stock; $1.00 par value	3,715

Item 30 — Indemnification

Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise.

Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  In the case of an action by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.  Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Article VIII of the By-Laws of the Company provide in effect that each director and officer shall be indemnified by the Company against reasonable costs and expenses incurred in connection with any action, suit or proceeding to which such person may be made a party by reason of holding such office, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office.

There is directors’ and officers’ liability insurance policies which are presently outstanding insuring directors and officers of the Company; the policies expires in December 2019, and provide combined limits of $40,000,000 per policy year with a $500,000 retention.

Item 31 — Business and Other Connections of Investment Adviser

During the last two fiscal years, First Pacific Advisors, LP (formerly, First Pacific Advisors, LLC), the investment adviser to Registrant (“Adviser”), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. (“Source”), a registered closed-end investment company; as investment adviser to FPA Funds Trust (the “Registrant”) on behalf of FPA Crescent Fund, Inc. (“Crescent”), FPA International Value Fund, Inc. (“International”), FPA Flexible Fixed Income Fund (“Fixed Income”), and FPA Crescent Balanced Fund (“Balanced”), FPA New Income, Inc. (“New Income”), FPA Paramount Fund, Inc. (“Paramount”), FPA U.S. Value Fund, Inc. (“U.S. Value”), and FPA Capital Fund, Inc. (“Capital”), each a registered open-end investment company; as sub-adviser to LG Masters Smaller Companies Fund, LG Masters Alternative Strategies Fund, Alliance Bernstein Multi-Manager Alternative Strategies Fund, Goldman Sachs Multi-Manager Alternatives Fund, JNL Multi-Manager

Alternative Fund, and JNL/FPA & Doubleline Flexible Allocation Fund, each a registered open-end investment company; and as investment adviser to institutional accounts.

During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as set forth below.

Name	Position with Adviser	Other Affiliations (1)
J. Richard Atwood	Partner, Director and President of FPA GP, Inc., the General Partner of the Adviser	President and Trustee of Registrant, Source, Capital, Trust, Paramount and U.S. Value
Steven T. Romick	Partner, Director and President of FPA GP, Inc., the General Partner of the Adviser	Trustee of the Trust and Officer of Crescent and Source
Thomas H. Atteberry	Partner	Officer of New Income, FFI and Source
Brian A. Selmo	Partner	Officer of Crescent and Source
Mark Landecker	Partner	Officer of Crescent and Source
Karen E. Richards	Chief Compliance Officer	Chief Compliance Officer of Registrant, Source, Capital, Trust, Paramount and U.S. Value
Arik A. Ahitov	Partner	Officer of Capital
Nico Y. Mizrahi	Partner	None
Jeffrey M. Hancock	Partner	None
Abhijeet Patwardhan	Partner	Officer of New Income, FFI and Source
Ryan A. Leggio	Partner	None

(1)                                 The address of each company named is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

Item 32 — Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(a)                                 First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 (records as investment adviser and prior administrator);

(b)                                 State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records as administrator and custodian); and

(c)                                  American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219 (records as transfer and shareholder service agent and registrar).

Item 33 — Management Services

There is no management-related service contract under which services are provided to the Company which is not discussed in Part A of this Form.

Item 34 — Undertakings.

1.              Registrant undertakes to suspend the offering of common shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.              Not applicable.

3.              Not applicable.

4.              Registrant undertakes:

a.              to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the Registration Statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

b.              that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

c.               to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.              that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

e.               that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities;

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act.

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.              Registrant undertakes that:

a.              For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.              For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.              Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 27th day of August, 2019.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ J. Richard Atwood	President and Director	August 27, 2019
J. Richard Atwood	(Principal Executive Officer)

/s/ E. Lake Setzler III	Treasurer	August 27, 2019
E. Lake Setzler III	(Principal Financial Officer & Principal Accounting Officer)

/s/ Sandra Brown*	Director	August 27, 2019
Sandra Brown

/s/ Mark L. Lipson*	Director	August 27, 2019
Mark L. Lipson

/s/ Alfred E. Osborne, Jr.*	Director	August 27, 2019
Alfred E. Osborne, Jr.

/s/ A. Robert Pisano*	Director	August 27, 2019
A. Robert Pisano

/s/ Patrick B. Purcell*	Director	August 27, 2019
Patrick B. Purcell

* By:	/s/ J. Richard Atwood
J. Richard Atwood
as Attorney-in-Fact
August 27, 2019

Exhibit Number	Description
d.1	Form of Subscription Certificate for Rights Offering
d.2	Form of Notice of Guaranteed Delivery
k.3	Form of Subscription Agent Agreement
k.4	Form of Information Agent Agreement
k.5	Transfer Agent Servicing Agreement